UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5162

Delaware VIP Trust
(Exact name of registrant as specified in charter)

2005 Market Street Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

David F. Connor, Esq. 2005 Market Street Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1.  Reports to Stockholders

Delaware VIP Trust — Delaware VIP Balanced Series

For the 12-month period ended December 31, 2006, the Delaware VIP Balanced Series showed a positive return of 16.20% for Standard Class shares with distributions reinvested, as Service Class shares gained 15.88% with distributions reinvested. The benchmarks for the Series are the Standard & Poor's 500 Index, which gained 15.78%, and the Lehman Brothers Aggregate Bond Index, which returned +4.33% (source: Lipper).

Expecting a slowdown in the economy and a reduced rate of corporate earnings growth during the fiscal year, we believed it was prudent to position the equity portion of the Series more defensively than usual. As a result, we had more holdings in less economically sensitive sectors, such as healthcare and consumer staples, than those reflected in the benchmark indices. The Series' equity allocation was underweight relative to the S&P 500 Index in the more economically sensitive areas, such as consumer discretionary.

We regularly looked to invest in undervalued companies with good business models and prices that we believed were well below their intrinsic value. During this recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy. This approach led us to hold smaller positions in the energy and industrial sectors relative to the benchmark indices, both of which tend to be relatively sensitive to economic changes.

Despite being faced with rising interest rates during the first half of the year, the fixed income markets had positive total returns for the year as measured by the 4.33% advance of the broad Lehman Brothers Aggregate Bond Index for 2006. While bond market returns trailed those of equities, the Series' fixed income allocation continued to provide an important counterweight to stock holdings. Throughout the year, we continued to hold a broad array of fixed income assets, with the largest holdings at year-end falling into the categories of government agency bonds and U.S. Treasury holdings.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Balanced Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Balanced Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+16.20%	+4.94%	+4.64%	+8.17%
Service Class Shares**	+15.88%	+4.71%	NA	+2.55%

  *  Commenced operations on July 28, 1988

  **  Commenced operations on May 1, 2000

Balanced Series- 1

Delaware VIP Trust — Delaware VIP Balanced Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Balanced Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Lehman Brothers Aggregate Bond Index and S&P 500 Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

Lehman Brothers Aggregate Bond Index measures the performance of a large group of high quality, fixed income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Balanced Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. Series that invest in bonds may lose their value as interest rates rise, and an investor may lose principal. High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Balanced Series- 2

Delaware VIP Trust — Delaware VIP Balanced Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,119.60	0.82%	$4.38
Service Class	1,000.00	1,118.10	1.07%	5.71
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.07	0.82%	$4.18
Service Class	1,000.00	1,019.81	1.07%	5.45

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Series- 3

Delaware VIP Trust — Delaware VIP Balanced Series
Sector Allocation and Credit Rating Breakdown

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	61.09%
Consumer Discretionary	5.26%
Consumer Staples	7.43%
Energy	3.78%
Financials	14.86%
Health Care	11.05%
Industrials	3.76%
Information Technology	7.39%
Materials	1.89%
Telecommunications	3.82%
Utilities	1.85%
Preferred Stock	0.06%
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.75%
Agency Mortgage-Backed Securities	5.56%
Agency Obligations	0.62%
Commercial Mortgage-Backed Securities	2.26%
Corporate Bonds	11.49%
Banking	1.60%
Basic Industry	0.27%
Brokerage	0.78%
Capital Goods	0.27%
Communications	1.76%
Consumer Cyclical	0.68%
Consumer Non-Cyclical	0.53%
Electric	1.25%
Energy	0.53%
Finance Companies	0.70%
Industrial	0.01%
Insurance	1.51%
Natural Gas	0.94%
Real Estate	0.21%
Technology & Electronics	0.02%
Transportation	0.43%
Foreign Agencies	0.16%
Municipal Bonds	0.95%
Non-Agency Asset-Backed Securities	2.46%
Non-Agency Collateralized Mortgage Obligations	8.47%
U.S. Treasury Obligations	3.18%
Repurchase Agreements	5.49%
Securities Lending Collateral	6.57%
Fixed Rate Note	1.24%
Variable Rate Notes	5.33%
Total Market Value of Securities	110.12%
Obligation to Return Securities Lending Collateral	(6.57%)
Liabilities Net of Receivables and Other Assets	(3.55%)
Total Net Assets	100.00%
Credit Rating Breakdown (as a % of fixed income investments)
AAA	66.85%
AA	4.24%
A	8.53%
BBB	18.40%
BB	0.56%
B	1.13%
CCC	0.21%
Not Rated	0.08%
Total	100.00%

Balanced Series-4

Delaware VIP Trust — Delaware VIP Balanced Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value (U.S. $)
COMMON STOCK–61.09%
Consumer Discretionary–5.26%
Gap	33,800	$659,100
† Idearc	860	24,639
Limited Brands	19,900	575,906
Mattel	27,200	616,352
		1,875,997
Consumer Staples–7.43%
ConAgra Foods	24,900	672,300
Heinz (H.J.)	14,400	648,144
Kimberly-Clark	9,800	665,910
Safeway	19,100	660,096
		2,646,450
Energy–3.78%
Chevron	9,400	691,182
ConocoPhillips	9,100	654,745
		1,345,927
Financials–14.86%
Allstate	10,100	657,611
* Aon	18,900	667,926
Chubb	12,000	634,920
Hartford Financial Services	7,300	681,163
Huntington Bancshares	26,700	634,125
Morgan Stanley	8,100	659,583
Wachovia	12,000	683,399
Washington Mutual	14,900	677,801
		5,296,528
Health Care–11.05%
Abbott Laboratories	13,900	677,069
Baxter International	14,100	654,099
Bristol-Myers Squibb	27,100	713,272
Merck & Co	14,200	619,120
Pfizer	23,800	616,420
Wyeth	12,900	656,868
		3,936,848
Industrials–3.76%
Donnelley (R.R.) & Sons	19,500	693,030
Waste Management	17,600	647,152
		1,340,182
Information Technology–7.39%
Hewlett-Packard	16,100	663,159
* Intel	31,000	627,750
International Business Machines	7,000	680,050
† Xerox	39,100	662,745
		2,633,704
Materials–1.89%
duPont (E.I.) deNemours	13,800	672,198
		672,198
Telecommunications–3.82%
AT&T	18,600	664,950
Verizon Communications	18,700	696,388
		1,361,338
Utilities–1.85%
* Progress Energy	13,400	657,672
		657,672
Total Common Stock (cost $17,866,449)		21,766,844

	Number of Shares	Market Value (U.S. $)
PREFERRED STOCK–0.06%
Nexen 7.35%	790	$20,382
Total Preferred Stock (cost $19,750)		20,382
	Principal Amount (U.S. $)
AGENCY ASSET-BACKED SECURITIES–0.01%
• Fannie Mae Whole Loan Series 2002-W11 AV1 5.69% 11/25/32	$3,677	3,676
Total Agency Asset-Backed Securities (cost $3,678)		3,676
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.75%
Fannie Mae Series 1996-46 ZA 7.50% 11/25/26	20,341	21,010
Series 2003-122 AJ 4.50% 2/25/28	19,709	19,220
Series 2005-110 MB 5.50% 9/25/35	60,000	60,150
Series 2006-M2 A2F 5.259% 5/25/20	80,000	79,152
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	17,166	18,486
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	29,511	30,196
Series 2004-W11 1A2 6.50% 5/25/44	31,457	32,197
Freddie Mac Series 1730 Z 7.00% 5/15/24	16,934	17,651
Series 2326 ZQ 6.50% 6/15/31	79,706	82,521
Series 2480 EH 6.00% 11/15/31	1,468	1,467
Series 2662 MA 4.50% 10/15/31	37,418	36,648
Series 2872 GC 5.00% 11/15/29	40,000	39,136
Series 2890 PC 5.00% 7/15/30	65,000	63,550
Series 3022 MB 5.00% 12/15/28	30,000	29,561
Series 3063 PC 5.00% 2/15/29	60,000	59,071
t Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	32,181	32,857
Total Agency Collateralized Mortgage Obligations (cost $633,928)		622,873
AGENCY MORTGAGE-BACKED SECURITIES–5.56%
Fannie Mae 6.50% 8/1/17	22,942	23,352
Fannie Mae Relocation 30 yr 5.00% 11/1/33	56,586	55,136
5.00% 11/1/34	36,530	35,570
Fannie Mae S.F. 15 yr TBA 6.00% 1/1/22	80,000	81,125
Fannie Mae S.F. 30 yr 5.50% 3/1/29	71,657	71,196
5.50% 4/1/29	78,647	78,141
7.50% 6/1/31	27,107	28,226
9.50% 6/1/19	7,363	7,774

Balanced Series- 5

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr TBA 5.00% 1/1/37	$330,000	$318,656
5.50% 1/1/37	970,000	958,785
6.00% 1/25/37	40,000	40,275
6.50% 1/1/37	25,000	25,477
• Freddie Mac ARM 4.673% 4/1/34	21,293	21,588
Freddie Mac Relocation 30 yr 5.00% 9/1/33	96,530	94,225
Freddie Mac S.F. 15 yr 4.00% 2/1/14	58,171	56,243
Freddie Mac S.F. 30 yr 7.00% 11/1/33	14,648	15,067
Freddie Mac S.F. 30 yr TBA 6.00% 1/1/37	65,000	65,488
GNMA S.F. 30 yr 7.50% 1/15/32	6,303	6,578
Total Agency Mortgage-Backed Securities (cost $1,994,572)		1,982,902
AGENCY OBLIGATIONS–0.62%
^ Fannie Mae 5.377% 10/9/19	230,000	113,867
^ Resolution Funding Interest Strip 5.24% 10/15/25	275,000	106,671
Total Agency Obligations (cost $220,938)		220,538
COMMERCIAL MORTGAGE-BACKED SECURITIES–2.26%
Bank of America Commercial Mortgage Securities
• Series 2006-3 A4 5.889% 7/10/44	50,000	51,976
Series 2006-4 A4 5.634% 7/10/46	25,000	25,520
# Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16	40,000	39,845
t Commercial Mortgage Pass Through Certificates
# Series 2001-J1A A2 144A 6.457% 2/14/34	28,520	29,518
Series 2006-C7 A2 5.69% 6/10/46	25,000	25,429
• Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.556% 2/15/39	15,000	15,192
# Crown Castle Towers Series 2005-1A C 144A 5.074% 6/15/35	25,000	24,676
Deutsche Mortgage and Asset Receiving Series 1998-C1 A2 6.538% 6/15/31	30,785	30,988
First Union-Lehman Brothers-Bank of America Series 1998-C2 A2 6.56% 11/18/35	26,637	26,914
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	75,000	78,359
GS Mortgage Securities II Series 2006-GG8 A4 5.56% 11/10/39	80,000	81,254

	Principal Amount (U.S. $)	Market Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Series 2002-C1 A3 5.376% 7/12/37	$35,000	$35,213
Series 2003-C1 A2 4.985% 1/12/37	68,000	66,980
•# Series 2006-RR1A A1 144A 5.456% 10/18/52	25,000	25,180
Lehman Brothers-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31	55,000	57,929
• Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.66% 5/12/39	35,000	35,819
# SBA Commercial Mortgage Securities Trust Series 2006-1A B 144A 5.451% 11/15/36	60,000	60,153
# Tower 144A Series 2004-2A A 4.232% 12/15/14	45,000	43,801
Series 2006-1 B 5.588% 2/15/36	25,000	25,140
Series 2006-1 C 5.707% 2/15/36	25,000	25,158
Total Commercial Mortgage-Backed Securities (cost $815,102)		805,044
CORPORATE BONDS–11.49%
Banking–1.60%
•# Barclays Bank 144A 7.375% 6/29/49	20,000	21,622
Citigroup 5.875% 2/22/33	20,000	20,132
JP Morgan Chase Capital XX 6.55% 9/29/36	25,000	25,901
• MUFG Capital Finance 1 6.346% 7/29/49	100,000	101,669
Popular North America 4.25% 4/1/08	55,000	54,205
• 5.77% 4/6/09	25,000	25,084
Popular North America Capital Trust I 6.564% 9/15/34	15,000	15,006
•# Rabobank Capital Funding II 144A 5.26% 12/29/49	35,000	34,277
• RBS Capital Trust I 4.709% 12/29/49	60,000	57,115
•# Resona Preferred Global Securities Cayman 144A 7.191% 12/29/49	70,000	73,156
* Sovereign Capital Trust VI 7.908% 6/13/36	30,000	33,801
SunTrust Capital II 7.90% 6/15/27	35,000	36,503
# Wachovia Capital Trust I 144A 7.64% 1/15/27	40,000	41,558
• Wachovia Capital Trust III 5.80% 3/15/42	30,000	30,276
		570,305
Basic Industry–0.27%
* Abitibi-Consolidated 7.875% 8/1/09	5,000	4,900
Bowater 9.50% 10/15/12	5,000	5,200
Lubrizol 4.625% 10/1/09	30,000	29,447
* Norske Skog Canada 8.625% 6/15/11	2,000	2,035
Potlatch 13.00% 12/1/09	5,000	5,790
* Vale Overseas 6.25% 1/23/17	25,000	25,239
Weyerhaeuser 7.125% 7/15/23	25,000	25,053
		97,664

Balanced Series- 6

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
CORPORATE BONDS (continued)
Brokerage–0.78%
• Ameriprise Financial 7.518% 6/1/66	$80,000	$88,004
Amvescap 4.50% 12/15/09	55,000	53,656
Goldman Sachs Group 6.345% 2/15/34	25,000	25,388
LaBranche & Co. 11.00% 5/15/12	5,000	5,413
Merrill Lynch 6.05% 5/16/16	100,000	103,688
		276,149
Capital Goods–0.27%
Casella Waste Systems 9.75% 2/1/13	5,000	5,263
Caterpillar 6.05% 8/15/36	15,000	15,494
General Electric 5.00% 2/1/13	40,000	39,607
* Geo Sub 11.00% 5/15/12	5,000	4,850
* Graham Packaging 9.875% 10/15/14	5,000	5,075
Interface 10.375% 2/1/10	5,000	5,550
Intertape Polymer 8.50% 8/1/14	5,000	4,538
United Technologies 6.05% 6/1/36	15,000	15,856
		96,233
Communications–1.76%
■ Adelphia Communications 8.125% 4/1/07	5,000	4,613
* American Tower 7.125% 10/15/12	5,000	5,163
AT&T 7.30% 11/15/11	40,000	43,351
8.00% 11/15/31	15,000	18,666
BellSouth 4.20% 9/15/09	25,000	24,319
British Telecommunications 9.125% 12/15/30	15,000	20,577
■ Century Communications 9.50% 4/1/07	5,000	6,075
Charter Communications 13.50% 1/15/11	5,000	4,975
Comcast
• 5.674% 7/14/09	15,000	15,044
6.45% 3/15/37	15,000	15,058
6.50% 11/15/35	15,000	15,155
Cox Communications 4.625% 1/15/10	25,000	24,488
Embarq 6.738% 6/1/13	20,000	20,497
☐ Inmarsat Finance 10.375% 11/15/12	5,000	4,631
Insight Communications 12.25% 2/15/11	5,000	5,250
Insight Midwest 9.75% 10/1/09	4,000	4,075
* Mediacom Capital 9.50% 1/15/13	7,000	7,245
News America Holdings 7.75% 12/1/45	20,000	22,928
* Rural Cellular 9.875% 2/1/10	5,000	5,344
Sprint Capital 6.875% 11/15/28	10,000	10,038
7.625% 1/30/11	35,000	37,507
8.75% 3/15/32	15,000	18,105
Telecom Italia Capital
*• 5.984% 7/18/11	40,000	39,988
7.20% 7/18/36	45,000	47,160
Telefonica Emisones 5.984% 6/20/11	75,000	76,418
* Telefonos de Mexico 4.50% 11/19/08	65,000	64,152
Thomson 5.75% 2/1/08	30,000	30,098
Time Warner 5.50% 11/15/11	20,000	19,970
Time Warner Entertainment 8.375% 3/15/23	10,000	11,759
• US LEC 13.87% 10/1/09	5,000	5,325
		627,974

	Principal Amount (U.S. $)	Market Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical–0.68%
Caesars Entertainment 9.375% 2/15/07	$5,000	$5,019
• DaimlerChrysler Holdings 5.82% 8/3/09	50,000	50,116
General Motors Acceptance Corporation 6.875% 9/15/11	35,000	35,935
Harrah's Operating 6.50% 6/1/16	5,000	4,484
Home Depot 5.40% 3/1/16	10,000	9,798
5.875% 12/16/36	50,000	49,237
* Mandalay Resort Group 9.375% 2/15/10	5,000	5,375
Penney (JC) 7.625% 3/1/97	25,000	25,600
8.00% 3/1/10	15,000	15,982
* Playtex Products 9.375% 6/1/11	5,000	5,238
Viacom 5.75% 4/30/11	25,000	25,036
* WMG Acquisition 7.375% 4/15/14	5,000	4,975
Wheeling Island Gaming 10.125% 12/15/09	5,000	5,119
		241,914
Consumer Non-Cyclical–0.53%
Boston Scientific 6.40% 6/15/16	25,000	25,343
Cott Beverages 8.00% 12/15/11	5,000	5,125
CRC Health 10.75% 2/1/16	5,000	5,400
Gold Kist 10.25% 3/15/14	3,000	3,457
Kraft Foods 4.125% 11/12/09	15,000	14,559
Kroger 6.375% 3/1/08	30,000	30,227
Medco Health Solutions 7.25% 8/15/13	10,000	10,748
Medtronic 4.375% 9/15/10	5,000	4,855
Merck & Co. 5.75% 11/15/36	35,000	34,747
UST 6.625% 7/15/12	10,000	10,552
☐ Vanguard Health 11.25% 10/1/15	5,000	3,875
Warner Chilcott 8.75% 2/1/15	5,000	5,150
Wyeth 5.50% 2/1/14	35,000	35,232
		189,270
Electric–1.25%
• Alabama Power Capital Trust IV 4.75% 10/1/42	55,000	54,720
# Calpine 144A 8.496% 7/15/07	196	216
Commonweallth Edison 5.95% 8/15/16	45,000	45,578
Dominion Resources 5.687% 5/15/08	20,000	20,035
Duke Capital 5.668% 8/15/14	35,000	34,959
FPL Group Capital 5.625% 9/1/11	25,000	25,300
• 6.35% 10/1/66	35,000	35,547
Midamerican Energy 6.125% 4/1/36	20,000	20,230
* Midwest Generation 8.75% 5/1/34	5,000	5,450
• Nisource Finance 5.94% 11/23/09	20,000	20,022
Oncor Electric Delivery 7.00% 9/1/22	35,000	37,739
Orion Power 12.00% 5/1/10	5,000	5,700
Pepco 5.50% 8/15/07	40,000	39,974
• 5.994% 6/1/10	30,000	30,068
# Power Contract Financing 144A 6.256% 2/1/10	16,628	16,724

Balanced Series- 7

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Puget Sound Energy 5.483% 6/1/35	$15,000	$13,719
Southwestern Public Service 6.00% 10/1/36	30,000	29,791
Xcel Energy 6.50% 7/1/36	10,000	10,601
		446,373
Energy–0.53%
Anadarko Petroleum 5.95% 9/15/16	15,000	15,059
* Bluewater Finance 10.25% 2/15/12	5,000	5,263
# Canadian Oil Sands 144A 4.80% 8/10/09	35,000	34,357
Kerr-McGee 7.125% 10/15/27	15,000	16,121
Nexen 5.875% 3/10/35	5,000	4,696
# Ras Laffan Liquiefied Natural Gas III 144A 5.832% 9/30/16	25,000	25,120
• Secunda International 13.374% 9/1/12	5,000	5,181
Valero Energy 6.125% 4/15/07	45,000	45,059
Weatherford International 4.95% 10/15/13	35,000	33,574
Whiting Petroleum 7.25% 5/1/13	5,000	5,038
		189,468
Finance Companies–0.70%
*• American Express 6.80% 9/1/66	20,000	21,365
American General Finance 4.875% 7/15/12	30,000	29,304
FTI Consulting 7.625% 6/15/13	5,000	5,188
Residential Capital
• 5.85% 6/9/08	25,000	24,958
6.00% 2/22/11	20,000	19,980
6.125% 11/21/08	30,000	30,162
6.375% 6/30/10	25,000	25,311
6.50% 4/17/13	50,000	50,736
6.875% 6/30/15	40,000	41,533
		248,537
Industrial–0.01%
# Mobile Services Group 144A 9.75% 8/1/14	5,000	5,250
		5,250
Insurance–1.51%
# Farmers Insurance Exchange 144A 6.00% 8/1/14	10,000	9,901
8.625% 5/1/24	70,000	84,165
•# Great West Life & Annuity Insurance 144A 7.153% 5/16/46	20,000	21,230
# Liberty Mutual 144A 6.70% 8/15/16	15,000	15,853
Marsh & McLennan 5.15% 9/15/10	35,000	34,415
* 5.375% 3/15/07	40,000	39,989
MetLife 5.00% 6/15/15	10,000	9,715
• 6.40% 12/15/36	30,000	30,239
Montpelier Re Holdings 6.125% 8/15/13	45,000	43,899
# Nationwide Mutual Insurance 144A 7.875% 4/1/33	45,000	53,541
*# Nippon Life Insurance 144A 4.875% 8/9/10	35,000	34,261

	Principal Amount (U.S. $)	Market Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
PMI Group 5.568% 11/15/08	$30,000	$29,984
SAFECO Capital Trust I 8.072% 7/15/37	45,000	47,104
WellPoint 4.25% 12/15/09	25,000	24,318
5.85% 1/15/36	35,000	34,117
Willis Group 5.125% 7/15/10	15,000	14,636
5.625% 7/15/15	10,000	9,588
		536,955
Natural Gas–0.94%
Boardwalk Pipelines 5.875% 11/15/16	25,000	24,796
El Paso Natural Gas 7.625% 8/1/10	5,000	5,250
El Paso Production 7.75% 6/1/13	5,000	5,256
Enterprise Products Operating 4.00% 10/15/07	50,000	49,398
4.625% 10/15/09	40,000	39,189
Inergy Finance 6.875% 12/15/14	5,000	4,938
ONEOK 5.51% 2/16/08	25,000	24,989
• Sempra Energy 5.845% 5/21/08	50,000	50,022
Southern Union 6.15% 8/16/08	50,000	50,224
Valero Logistics Operations 6.05% 3/15/13	80,000	80,692
		334,754
Real Estate–0.21%
BF Saul REIT 7.50% 3/1/14	5,000	5,106
* Developers Diversified Realty 4.625% 8/1/10	50,000	48,718
HRPT Properties Trust 5.75% 2/15/14	20,000	20,042
		73,866
Technology & Electronics–0.02%
* MagnaChip Semiconductor 8.00% 12/15/14	5,000	3,375
# UGS Capital II PIK 144A 10.348% 6/1/11	5,000	5,038
		8,413
Transportation–0.43%
American Airlines 3.857% 7/9/10	40,429	39,236
Continental Airlines 6.503% 6/15/11	50,000	51,500
# Erac USA Finance 144A 7.35% 6/15/08	40,000	41,015
# Hertz 144A 8.875% 1/1/14	10,000	10,525
☐ H-Lines Finance Holdings 11.00% 4/1/13	5,000	4,675
Kansas City Southern de Mexico 12.50% 6/15/12	5,000	5,425
Kansas City Southern Railway 9.50% 10/1/08	1,000	1,050
		153,426
Total Corporate Bonds (cost $4,020,442)		4,096,551
FOREIGN AGENCIES–0.16%
Pemex Project Funding Master Trust 6.125% 8/15/08	35,000	35,368
6.625% 6/15/35	20,000	20,485
Total Foreign Agencies (cost $52,817)		55,853

Balanced Series- 8

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
MUNICIPAL BONDS–0.95%
Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)	$55,000	$59,371
California State 5.00% 2/1/33	20,000	20,836
California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)	20,000	21,252
Colorado Department of Transportation Revenue 5.00% 12/15/12 (FGIC)	70,000	75,000
Illinois State Taxable Pension 5.10% 6/1/33	30,000	28,776
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	40,000	43,318
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)	35,000	37,629
Oregon State Taxable Pension 5.892% 6/1/27	35,000	36,713
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	15,000	14,959
Total Municipal Bonds (cost $329,637)		337,854
NON-AGENCY ASSET-BACKED SECURITIES–2.46%
Countrywide Asset-Backed Certificates Series 2004-S1 A2 3.872% 3/25/20	15,841	15,608
• Series 2006-3 2A2 5.53% 6/25/36	105,000	105,172
Series 2006-S3 A2 6.085% 6/25/21	40,000	40,359
• Series 2006-S6 A2 5.519% 3/25/34	40,000	39,881
• Series 2006-S7 A3 5.712% 11/25/35	75,000	74,821
• Series 2006-S9 A3 5.728% 8/25/36	35,000	34,786
• GMAC Mortgage Corporation Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	25,000	24,993
GSAMP Series 2006-S3 A1 6.085% 5/25/36	15,162	15,129
•# MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	26,141	25,651
• Merrill Lynch Mortgage Investors Series 2005-NCB A1A 5.451% 7/25/36	6,343	6,317
Series 2006-AR1 A2C 5.51% 3/25/37	75,000	75,026
Mid-State Trust Series 11 A1 4.864% 7/15/38	18,944	18,222
Series 2004-1 A 6.005% 8/15/37	10,241	10,400
# Series 2006-1 A 144A 5.787% 10/15/40	24,247	24,254
• Option One Mortgage Loan Trust Series 2005-4 A3 5.61% 11/25/35	100,000	100,252
Renaissance Home Equity Loan Trust Series 2004-4 AF2 3.856% 2/25/35	37	37
Series 2005-4 A2 5.399% 2/25/36	35,000	34,833
• Residential Asset Securities Series 2006-KS3 AI3 5.52% 4/25/36	105,000	105,168
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	32,618	29,305
Series 2004-16XS A2 4.91% 8/25/34	26,053	25,930

	Principal Amount (U.S. $)	Market Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Triad Auto Receivables Owner Trust Series 2006-C A4 5.31% 5/13/13	$40,000	$40,144
UPFC Auto Receivables Trust Series 2006-B A3 5.01% 8/15/12	30,000	29,933
Total Non-Agency Asset-Backed Securities (cost $878,565)		876,221
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–8.47%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	35,000	34,009
Bank of America Alternative Loan Trust Series 2003-10 2A1 6.00% 12/25/33	66,478	66,624
Series 2004-2 1A1 6.00% 3/25/34	36,810	36,891
Series 2005-3 2A1 5.50% 4/25/20	38,414	38,246
Series 2005-5 2CB1 6.00% 6/25/35	41,111	41,188
Series 2005-9 5A1 5.50% 10/25/20	25,449	25,306
• Bank of America Funding Securities Series 2006-F 1A2 5.172% 7/20/36	46,822	46,477
Bank of America Mortgage Securities
• Series 2003-D 1A2 6.114% 5/25/33	1,041	1,049
Series 2005-9 2A1 4.75% 10/25/20	44,530	43,574
• Bear Stearns Alternative A Trust Series 2006-3 33A1 6.189% 5/25/36	50,092	50,669
Series 2006-3 34A1 6.186% 5/25/36	51,109	51,697
Series 2006-4 23A5 6.242% 8/25/36	40,335	40,889
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	79,516	78,274
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35	18,047	18,075
• Series 2004-J7 1A2 4.673% 8/25/34	19,493	19,337
• Series 2005-63 3A1 5.895% 11/25/35	50,151	50,164
Series 2006-2CB A3 5.50% 3/25/36	38,811	38,878
Series 2006-33CB M 6.00% 11/25/36	24,965	24,682
t Countrywide Home Loan Mortgage Pass Through Trust
• Series 2004-12 1M 4.564% 8/25/34	34,484	34,188
Series 2005-23 A1 5.50% 11/25/35	70,752	69,271
Series 2006-1 A2 6.00% 3/25/36	39,933	39,937
• Series 2006-HYB3 3A1A 6.113% 5/20/36	50,067	50,564
• Series 2006-HYB4 1A2 5.711% 6/20/36	38,131	38,298
Credit Suisse First Boston Mortgage Securities Series 2003-29 5A1 7.00% 12/25/33	15,131	15,415
Series 2004-1 3A1 7.00% 2/25/34	10,269	10,461
First Horizon Asset Securities Series 2003-5 1A17 8.00% 7/25/33	17,451	18,453
• Series 2004-AR5 4A1 5.682% 10/25/34	33,194	33,017
• GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.188% 5/25/35	40,812	40,037
# GSMPS Mortgage Loan Trust 144A Series 1998-3 A 7.75% 9/19/27	31,719	33,254
Series 2005-RP1 1A3 8.00% 1/25/35	24,516	25,946
Series 2005-RP1 1A4 8.50% 1/25/35	14,230	15,195

Balanced Series- 9

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
• Indymac Index Mortgage Loan Trust Series 2005-AR25 1A21 5.877% 12/25/35	$42,268	$42,300
Series 2006-AR2 1A1A 5.57% 4/25/46	61,093	61,141
• JPMorgan Mortgage Trust Series 2005-A4 1A1 5.406% 7/25/35	49,282	48,651
Series 2005-A6 1A2 5.152% 9/25/35	60,000	60,106
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	40,758	40,729
Series 2006-1 3A3 5.50% 2/25/36	40,000	40,065
• MASTR Adjustable Rate Mortgages Trust Series 2003-6 1A2 5.883% 12/25/33	26,502	26,830
Series 2005-1 B1 5.346% 3/25/35	39,682	39,292
Series 2005-6 7A1 5.375% 6/25/35	29,730	29,313
MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	7,345	7,523
Series 2005-3 7A1 6.00% 4/25/35	45,228	45,245
# MASTR Reperforming Loan Trust 144A Series 2005-1 1A5 8.00% 8/25/34	38,128	40,253
Series 2005-2 1A4 8.00% 5/25/35	17,153	18,081
Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36	23,039	23,370
Nomura Asset Acceptance Series 2005-WF1 2A2 4.786% 3/25/35	65,000	63,994
• Series 2006-AF1 1A2 6.159% 5/25/36	60,000	60,579
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	18,820	18,943
Residential Accredit Loans Series 2005-QS9 A6 5.50% 6/25/35	25,000	24,219
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31	16,729	16,986
Series 2004-SL4 A3 6.50% 7/25/32	28,572	29,043
Series 2005-SL1 A2 6.00% 5/25/32	31,928	32,629
• Residential Funding Mortgage Security I Series 2006-SA3 3A1 6.067% 9/25/36	46,483	46,816
• Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34	37,607	37,208
Series 2005-3XS A2 5.60% 1/25/35	33,926	33,954
Series 2006-5 5A4 5.582% 6/25/36	28,749	28,390
Structured Asset Securities
• Series 2002-22H 1A 6.96% 11/25/32	11,350	11,544
Series 2004-12H 1A 6.00% 5/25/34	39,720	39,795
Washington Mutual Series 2004-CB3 4A 6.00% 10/25/19	64,073	64,695
• Series 2006-AR7 1A 5.807% 7/25/46	26,607	26,612
• Series 2006-AR8 2A3 6.16% 8/25/36	22,243	22,468
• Series 2006-AR10 1A1 5.97% 9/25/36	45,732	46,126
• Series 2006-AR14 1A4 5.666% 11/25/36	33,459	33,515

	Principal Amount (U.S. $)	Market Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-6 3CB 5.50% 8/25/35	$45,336	$44,415
Series 2005-9 3CB 5.50% 10/25/20	52,890	52,665
Series 2006-2 2CB 6.50% 3/25/36	34,272	34,711
Series 2006-5 2CB3 6.00% 7/25/36	47,105	47,599
Series 2006-5 LB1 6.00% 7/25/36	24,882	24,688
• Series 2006-AR5 3A 5.767% 7/25/46	29,013	29,086
Wells Fargo Mortgage Backed Securities Trust
• Series 2004-T A1 4.382% 9/25/34	29,262	29,284
Series 2005-14 2A1 5.50% 12/25/35	66,087	64,703
Series 2005-17 1A1 5.50% 1/25/36	52,406	51,309
Series 2006-2 3A1 5.75% 3/25/36	52,965	52,436
Series 2006-7 2A1 6.00% 6/25/36	84,740	84,371
• Series 2006-AR4 1A1 5.865% 4/25/36	70,254	70,187
• Series 2006-AR4 2A1 5.787% 4/25/36	102,969	102,457
• Series 2006-AR10 5A1 5.605% 7/25/36	41,845	41,885
Total Non-Agency Collateralized Mortgage Obligations (cost $3,027,856)		3,020,276
U.S. TREASURY OBLIGATIONS–3.18%
* U.S. Treasury Bonds 4.50% 2/15/36	205,000	195,006
U.S. Treasury Inflation Index Notes 2.00% 1/15/26	45,761	43,052
2.375% 4/15/11	86,434	86,117
2.50% 7/15/16	304,823	307,229
m* 3.00% 7/15/12	101,030	104,002
* U.S. Treasury Notes 4.50% 11/30/11	30,000	29,742
4.625% 11/15/09	35,000	34,902
4.625% 10/31/11	220,000	219,270
4.875% 10/31/08	30,000	30,023
*^ U.S. Treasury Strip 4.293% 11/15/13	115,000	83,681
Total U.S. Treasury Obligations (cost $1,136,937)		1,133,024
REPURCHASE AGREEMENTS–5.49%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $743,396, collateralized by $777,000 U.S. Treasury Bills due 6/28/07, market value $758,787)	743,000	743,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $893,478, collateralized by $77,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $75,915, $478,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $492,636 and $319,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $343,030)	893,000	893,000

Balanced Series- 10

Delaware VIP Balanced Series
Statement of Net Assets (continued)

	Principal Amount (U.S. $)	Market Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $319,168, collateralized by $329,000 U.S. Treasury Bills due 3/29/07, market value $325,559)	$319,000	$319,000
Total Repurchase Agreements (cost $1,955,000)		1,955,000
Total Market Value of Securities Before Securities Lending Collateral–103.55% (cost $32,955,671)		36,897,038
SECURITY LENDING COLLATERAL**–6.57%
Short-Term Investments–6.57%
Fixed Rate Note–1.24%
Citigroup Global Markets 5.32% 1/2/07	443,300	443,300
		443,300
• Variable Rate Notes–5.33%
American Honda Finance 5.32% 2/21/07	57,326	57,326
ANZ National 5.35% 1/29/08	12,739	12,739
Australia New Zealand 5.35% 1/29/08	63,696	63,696
Bank of America 5.32% 2/23/07	82,805	82,805
Bank of New York 5.34% 1/29/08	50,957	50,957
Barclays New York 5.31% 5/18/07	82,805	82,805

	Principal Amount (U.S. $)	Market Value (U.S. $)
SECURITY LENDING COLLATERAL (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
Bayerische Landesbank 5.40% 1/29/08	$63,696	$63,696
Bear Stearns 5.41% 6/29/07	76,435	76,435
BNP Paribas 5.35% 1/29/08	63,696	63,696
Canadian Imperial Bank 5.33% 1/29/09	44,587	44,587
CDC Financial 5.36% 1/29/07	82,805	82,805
Citigroup Global Markets 5.38% 1/5/07	82,805	82,805
Commonwealth Bank 5.35% 1/29/08	63,696	63,696
Deutsche Bank 5.34% 2/23/07	76,435	76,435
Dexia Bank 5.33% 9/28/07	89,174	89,161
Goldman Sachs 5.45% 12/28/07	82,805	82,805
Marshall & Ilsley Bank 5.33% 1/29/08	70,065	70,065
Merrill Lynch Mortgage Capital 5.41% 1/8/07	82,805	82,805
Morgan Stanley 5.49% 1/29/08	82,805	82,805
National Australia Bank 5.32% 3/7/07	78,983	78,983
National City Bank 5.32% 3/2/07	76,437	76,439
National Rural Utilities 5.34% 1/29/08	100,639	100,639
Nordea Bank New York 5.31% 5/16/07	31,848	31,847
Nordea Bank Norge 5.36% 1/29/08	63,696	63,696
Royal Bank of Scotland 5.34% 1/29/08	63,696	63,696
Societe Generale 5.32% 1/29/08	31,848	31,848
Toronto Dominion 5.32% 5/29/07	76,435	76,435
Wells Fargo 5.36% 1/29/08	63,696	63,696
		1,899,403
Total Securities Lending Collateral (cost $2,342,703)		2,342,703

Balanced Series- 11

Delaware VIP Balanced Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–110.12% (cost $35,298,374)	$39,239,741 ❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(6.57%)	(2,342,703)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.55%)	(1,264,585)
NET ASSETS APPLICABLE TO 2,335,350 SHARES OUTSTANDING–100.00%	$35,632,453
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES STANDARD CLASS ($35,626,540 / 2,334,962 Shares)	$15.26
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES SERVICE CLASS ($5,913 / 388 Shares)	$15.24
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$50,468,348
Undistributed net investment income	1,093,355
Accumulated net realized loss on investments	(19,871,505)
Net unrealized appreciation of investments	3,942,255
Total net assets	$35,632,453

  *  Fully or partially on loan.

  **  See Note 10 in "Notes to Financial Statements."

  ❖  Includes $2,389,755 of securities loaned.

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

  t  Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

  ^  Zero coupon security. The interest rate shown is the yield at the time of purchase.

  ‡  Non-income producing security. Security is currently in default.

  ■  Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

  ☐  Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

  m  Fully or partially pledged as collateral for financial futures contracts.

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $983,914, which represented 2.76% of the Series' net assets. See Note 11 in "Notes to Financial Statements."

Summary of Abbreviations:

AMBAC – Insured by the AMBAC Assurance Corporation

ARM – Adjustable Rate Mortgage

FGIC – Insured by the Financial Guaranty Insurance Company

FSA – Insured by Financial Security Assurance

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

MBIA – Insured by the Municipal Bond Insurance Association

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

S.F. – Single Family

TBA – To be announced

yr – Year

The following financial futures contracts and swap contracts were outstanding at December 31, 2006:

Futures Contracts1

Contracts to Buy		Notional Cost	Notional Value	Expiration Date	Unrealized Depreciation
3	U.S. Treasury 5 year Notes	$317,923	$315,188	3/31/07	$(2,735)
1	U.S. Treasury Long Bond	113,607	111,438	3/31/07	(2,169)
					$(4,904)

Swap Contracts2

Notional Amount	Expiration Date	Description	Unrealized Appreciation
$405,000	2/1/07	Agreement with Goldman Sachs to receive the notional amount multiplied by the return on the Lehman Brothers Commercial MBS Index AAA and to pay the notional amount multiplied by the 1 month BBA LIBOR adjusted by a spread of plus 0.05%.	$5,792

The use of financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

1See Note 8 in "Notes to Financial Statements."

2See Note 9 in "Notes to Financial Statements."

See accompanying notes

Balanced Series- 12

Delaware VIP Trust — Delaware VIP Balanced Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP Balanced Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$725,314
Dividends	609,208
Securities lending income	4,538
1,339,060
EXPENSES:
Management fees	235,990
Accounting and administration expenses	14,523
Audit and tax	12,124
Pricing fees	10,828
Reports and statements to shareholders	8,893
Custodian fees	8,343
Trustees' fees and benefits	6,404
Dividend disbursing and transfer agent fees and expenses	3,631
Legal fees	3,230
Dues and services	1,164
Insurance fees	1,082
Consulting fees	480
Taxes (other than taxes on income)	239
Trustees' expenses	185
Registration fees	52
Distribution expenses – Service Class	16
Other	22
307,206
Less expenses absorbed or waived	(11,104)
Less waiver of distribution expenses – Service Class	(3)
Less expense paid indirectly	(2,113)
Total operating expenses	293,986
NET INVESTMENT INCOME	1,045,074
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,181,617
Futures contracts	13,452
Swap contracts	(8,985)
Net realized gain	1,186,084
Net change in unrealized appreciation/depreciation of investments	3,149,987
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,336,071
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,381,145

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,045,074	$1,063,172
Net realized gain on investments	1,186,084	3,661,335
Net change in unrealized appreciation/ depreciation of investments	3,149,987	(3,243,861)
Net increase in net assets resulting from operations	5,381,145	1,480,646
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,122,023)	(993,690)
Service Class	(144)	(102)
	(1,122,167)	(993,792)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,103,629	672,726
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,122,023	993,690
Service Class	144	102
	36,225,796	1,666,518
Cost of shares repurchased:
Standard Class	(43,084,571)	(9,333,352)
Decrease in net assets derived from capital share transactions	(6,858,775)	(7,666,834)
NET DECREASE IN NET ASSETS	(2,599,797)	(7,179,980)
NET ASSETS:
Beginning of year	38,232,250	45,412,230
End of year (including undistributed net investment income of $1,093,355 and $1,113,970, respectively)	$35,632,453	$38,232,250

See accompanying notes

Balanced Series-13

Delaware VIP Trust — Delaware VIP Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$13.530	$13.360	$12.890	$11.170	$13.730
Income (loss) from investment operations:
Net investment income[1]	0.405	0.341	0.245	0.211	0.258
Net realized and unrealized gain (loss) on investments and foreign currencies	1.739	0.135	0.493	1.872	(2.430)
Total from investment operations	2.144	0.476	0.738	2.083	(2.172)
Less dividends and distributions from:
Net investment income	(0.414)	(0.306)	(0.268)	(0.363)	(0.388)
Total dividends and distributions	(0.414)	(0.306)	(0.268)	(0.363)	(0.388)
Net asset value, end of period	$15.260	$13.530	$13.360	$12.890	$11.170
Total return[2]	16.20%	3.68%	5.84%	19.21%	(16.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,626	$38,227	$45,407	$53,233	$54,789
Ratio of expenses to average net assets	0.81%	0.80%	0.77%	0.77%	0.75%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.84%	0.85%	0.77%	0.77%	0.76%
Ratio of net investment income to average net assets	2.88%	2.57%	1.91%	1.80%	2.10%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.85%	2.52%	1.91%	1.80%	2.09%
Portfolio turnover	131%	200%	247%	231%	303%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Balanced Series- 14

Delaware VIP Balanced Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$13.520	$13.340	$12.880	$11.170	$13.720
Income (loss) from investment operations:
Net investment income[1]	0.371	0.310	0.214	0.186	0.238
Net realized and unrealized gain (loss) on investments and foreign currencies	1.732	0.145	0.488	1.867	(2.421)
Total from investment operations	2.103	0.455	0.702	2.053	(2.183)
Less dividends and distributions from:
Net investment income	(0.383)	(0.275)	(0.242)	(0.343)	(0.367)
Total dividends and distributions	(0.383)	(0.275)	(0.242)	(0.343)	(0.367)
Net asset value, end of period	$15.240	$13.520	$13.340	$12.880	$11.170
Total return[2]	15.88%	3.51%	5.55%	18.90%	(16.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$5	$5	$5	$4
Ratio of expenses to average net assets	1.06%	1.05%	1.02%	0.99%	0.90%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.14%	1.15%	1.07%	1.02%	0.91%
Ratio of net investment income to average net assets	2.63%	2.32%	1.66%	1.58%	1.95%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.55%	2.22%	1.61%	1.55%	1.94%
Portfolio turnover	131%	200%	247%	231%	303%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Balanced Series- 15

Delaware VIP Trust — Delaware VIP Balanced Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Balanced Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

Balanced Series- 16

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. There were no commission rebates during the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fee Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$18,654	$1,702	$1	$2,236

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $1,710 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $4,392. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Balanced Series- 17

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$36,420,339
Purchases of U.S. government securities	11,064,032
Sales other than U.S. government securities	43,632,479
Sales of U.S. government securities	11,348,001

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$35,347,853	$4,027,820	$(135,932)	$3,891,888

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$1,122,167	$993,792

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$50,468,348
Undistributed ordinary income	1,093,483
Capital loss carryforwards	(19,827,058)
Unrealized appreciation of investments and swap contracts	3,897,680
Net assets	$35,632,453

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of market discount and premium on debt instruments, interest accrual on defaulted bonds, and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on paydowns of mortgage- and asset-backed securities, contingent payment debt instruments, and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$56,478	$(56,478)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,082,898 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $1,748,728 expires in 2008, $8,028,969 expires in 2009, $9,576,012 expires in 2010 and $473,349 expires in 2011.

Balanced Series- 18

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	2,599,584	51,036
Shares issued upon reinvestment of dividends and distributions:
Standard Class	82,019	77,210
Service Class	10	8
	2,681,613	128,254
Shares repurchased:
Standard Class	(3,171,452)	(703,125)
Net decrease	(489,839)	(574,871)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Swap Contracts

The Series may enter into total return swap contracts in accordance with its investment objectives. A swap is a contract to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

Because there is no organized market for these swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts shown on the Statement of Net Assets.

Balanced Series- 19

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends and interest on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2006, the market value of the securities on loan was $2,389,755, for which the Series received collateral, comprised of U.S. government obligations valued at $162,924, and cash collateral of $2,342,703. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

11. Credit and Market Risk

The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, no securities have been determined to be illiquid under the Series' Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

Balanced Series- 20

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

13. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
–	100%	100%	50%

(A) and (B) are based on a percentage of the Series' total distributions.

(C) is based on a percentage of the Series' ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Balanced Series- 21

Delaware VIP Trust — Delaware VIP Balanced Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Balanced Series

We have audited the accompanying statement of net assets of the Delaware VIP Balanced Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Balanced Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Balanced Series-22

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Balanced Series- 23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Balanced Series-24

Delaware VIP Trust — Delaware VIP Capital Reserves Series

For the 12-month period ended December 31, 2006, the Delaware VIP Capital Reserves Series showed a positive return of 4.57% for Standard Class shares with distributions reinvested, as Service Class shares returned +4.34% with distributions reinvested. The Series' benchmark, the Merrill Lynch 1-3 Year Treasury Index, gained 3.96%. The Series' former benchmark, the Lehman Brothers Intermediate Government/Credit Index, gained 3.78% (source: Lipper).

Our focus on credit research allowed the VIP Capital Reserves Series to invest in lower-rated credits during 2006, with results that exceeded those of our benchmark. Investments rated B returned +11.00% while those rated BB returned +9.63% (source: Bear Stearns). We believe that our ability to select the best securities in each of those ratings categories explains the Series' outperformance of the benchmark index.

Mortgage-backed securities and asset-backed securities were responsible for the majority of the Series' outperformance during the year. Non-agency hybrid securities outperformed and continued to provide attractive roll-down potential, as the steepness of the hybrid curve provided considerable opportunity for spread tightening as these securities season.

Other areas that were beneficial included corporate bonds and short-seasoned, discount balloon mortgages. The latter group continues to add yield to the front end of the investment portfolio. Among corporate bonds, our down-in-quality bias and security selection enabled the Series to outperform the index in this area of the market.

Additionally, we continued to add short, fixed-rate, home equity asset-backed securities to the Series, as the yields on short-structured spread product remained very attractive in our view verses other like-duration assets.

Treasury Inflation-Protected Securities added performance during the first half of the year as they outperformed nominal Treasuries, but were poor performers and detracted from performance during the second half as energy prices and inflation expectations fell.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Capital Reserves Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Capital Reserves Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+4.57%	+4.34%	+5.28%	+6.05%
Service Class Shares**	+4.34%	+3.98%	NA	+5.38%

  *  Commenced operations on July 28, 1988

  **  Commenced operations on May 1, 2000

Capital Reserves Series- 1

Delaware VIP Trust — Delaware VIP Capital Reserves Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Capital Reserves Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the former benchmark Lehman Brothers Intermediate Government/Credit Index and in the current benchmark Merrill Lynch 1-3 Year Treasury Index for the period from Dec. 31, 1996 through Dec. 31, 2006. The investment manager believes the effective duration of the Merrill Lynch 1-3 Year Treasury Index better reflects the Series' investments.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury obligations having maturities from 1 to 2.99 years. The Lehman Brothers Intermediate Government/Credit Index measures the performance of U.S. government and corporate bonds with an average daily maturity of four to five years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

Performance of Service Class shares will vary due to charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. High yielding, non investment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. International and emerging market investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Capital Reserves Series- 2

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,031.90	0.71%	$3.64
Service Class	1,000.00	1,029.70	0.96%	4.91
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.63	0.71%	$3.62
Service Class	1,000.00	1,020.37	0.96%	4.89

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Reserves Series- 3

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Sector Allocation and Credit Rating Breakdown

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Agency Asset-Backed Securities	0.25%
Agency Collateralized Mortgage Obligations	1.79%
Agency Mortgage-Backed Securities	13.18%
Agency Obligations	1.04%
Commercial Mortgage-Backed Securities	2.22%
Corporate Bonds	24.16%
Banking	1.94%
Basic Industry	1.69%
Brokerage	0.80%
Communications	4.04%
Consumer Cyclical	3.20%
Consumer Non-Cyclical	1.01%
Electric	2.23%
Energy	0.91%
Finance Companies	2.91%
Insurance	1.93%
Natural Gas	0.54%
Real Estate	1.58%
Transportation	1.38%
Foreign Agencies	0.37%
Non-Agency Asset-Backed Securities	27.28%
Non-Agency Collateralized Mortgage Obligations	16.24%
Senior Secured Loans	0.29%
U.S. Treasury Obligations	10.96%
Repurchase Agreements	3.60%
Total Market Value of Securities	101.38%
Liabilities Net of Receivables and Other Assets	(1.38%)
Total Net Assets	100.00%
Credit Rating Breakdown (as a % of fixed income investments)
AAA	74.54%
AA	2.30%
A	6.03%
BBB	14.12%
BB	0.95%
B	2.06%
Total	100.00%

Capital Reserves Series-4

Delaware VIP Trust — Delaware VIP Capital Reserves Series

Statement of Net Assets

December 31, 2006

	Principal Amount[m]		Market Value (U.S. $)
AGENCY ASSET-BACKED SECURITIES–0.25%
Fannie Mae Grantor Trust Series 2003-T4 2A5 4.907% 9/26/33	USD	53,643	$53,516
• Series 2004-T4 A3 4.43% 8/25/24		2,093	2,086
t Freddie Mac Structured Pass Through Securities Series T-30 A5 8.61% 12/25/30		30,836	30,764
Total Agency Asset-Backed Securities (cost $86,061)			86,366
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.79%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		26,529	28,569
Fannie Mae Series 2003-122 AJ 4.50% 2/25/28		29,564	28,831
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44		61,292	62,715
Freddie Mac Series 2326 ZQ 6.50% 6/15/31		128,756	133,301
Series 2662 MA 4.50% 10/15/31		57,566	56,381
Freddie Mac Stated Final Series 5 GC 2.95% 12/15/09		156,255	152,671
• Freddie Mac Strip Series 19 F 5.736% 6/1/28		26,170	26,061
t Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43		64,362	65,715
Government National Mortgage Association Series 2002-61 BA 4.648% 3/16/26		59,292	58,601
Total Agency Collateralized Mortgage Obligations (cost $621,180)			612,845
AGENCY MORTGAGE-BACKED SECURITIES–13.18%
Fannie Mae 6.50% 8/1/17		31,545	32,109
6.52% 1/1/08		7,721	7,733
7.00% 11/15/16		88,734	91,326
8.50% 9/20/10		6,080	6,299
9.00% 4/1/09		6,620	6,728
• Fannie Mae ARM 3.021% 6/1/34		97,979	98,304
3.772% 8/1/34		69,013	69,417
5.068% 8/1/35		68,207	66,893
5.256% 10/1/33		157,739	160,577
5.91% 12/1/33		64,127	65,444
6.186% 6/1/36		239,314	241,249
6.251% 7/1/36		214,922	216,904
6.329% 7/1/36		220,302	222,683
6.357% 8/1/36		216,242	218,568
6.367% 4/1/36		121,320	123,073
Fannie Mae FHAVA 9.00% 6/1/09		43,051	44,111

	Principal Amount[m]		Market Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Relocation 30 yr Pool #763656 5.00% 1/1/34	USD	105,929	$103,214
Pool #763742 5.00% 1/1/34		138,582	134,939
Fannie Mae S.F. 15 yr 7.50% 3/1/15		12,512	12,962
8.00% 10/1/14		14,690	14,909
8.00% 10/1/16		53,294	55,439
Fannie Mae S.F. 15 yr TBA 6.00% 1/1/22		410,000	415,765
Fannie Mae S.F. 30 yr 7.50% 12/1/10		6,208	6,268
7.50% 6/1/31		28,165	29,328
8.50% 5/1/11		3,817	3,903
8.50% 8/1/12		8,223	8,420
9.00% 7/1/20		49,089	52,450
10.00% 8/1/19		52,552	57,284
Fannie Mae S.F. 30 yr TBA 6.50% 1/1/37		380,000	387,244
• Freddie Mac ARM 4.673% 4/1/34		30,165	30,583
5.813% 4/1/33		52,842	54,184
Freddie Mac Balloon 5 yr 4.00% 6/1/08		18,058	17,821
4.00% 1/1/09		107,302	105,583
4.50% 1/1/10		200,295	198,252
Freddie Mac Balloon 7 yr 4.50% 10/1/09		119,079	117,425
5.00% 6/1/11		197,750	196,683
5.00% 11/1/11		214,301	213,189
Freddie Mac Relocation 15 yr 3.50% 9/1/18		85,385	79,002
3.50% 10/1/18		11,951	11,057
Freddie Mac S.F. 15 yr 4.00% 11/1/13		127,588	123,515
4.00% 3/1/14		154,331	149,175
8.00% 5/1/15		45,905	48,382
8.50% 10/1/15		6,052	6,377
Freddie Mac S.F. 30 yr 7.00% 11/1/33		29,296	30,134
9.25% 9/1/08		2,710	2,770
GNMA I S.F. 15 yr 6.00% 1/15/09		4,469	4,503
8.50% 8/15/10		2,892	2,921
GNMA I S.F. 30 yr 8.00% 5/15/08		12,398	12,428
11.00% 11/15/10		148,615	157,324
GNMA II S.F. 30 yr 12.00% 6/20/14		6,788	7,632
12.00% 3/20/15		693	767
12.00% 2/20/16		2,244	2,477
Total Agency Mortgage-Backed Securities (cost $4,565,392)			4,525,727

Capital Reserves Series- 5

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
AGENCY OBLIGATIONS–1.04%
Fannie Mae 5.25% 12/3/07	USD	35,000	$35,010
Federal Home Loan Bank 4.25% 9/14/07		180,000	178,797
Freddie Mac 5.00% 9/16/08		65,000	64,965
7.00% 3/15/10		75,000	79,580
Total Agency Obligations (cost $357,787)			358,352
COMMERCIAL MORTGAGE-BACKED SECURITIES–2.22%
# Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16		65,000	64,748
t# Commercial Mortgage Pass Through Certificates Series 2001-J1A A2 144A 6.457% 2/14/34		47,533	49,196
# Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36		40,000	39,950
Deutsche Mortgage and Asset Receiving Series 1998-C1 A2 6.538% 6/15/31		149,188	150,174
DLJ Commercial Mortgage Series 1998-CF1 A3 6.70% 2/18/31		150,000	151,780
First Union-Lehman Brothers-Bank of America Series 1998-C2 A2 6.56% 11/18/35		79,912	80,741
# SBA Commercial Mortgage Securities Trust Series 2006-1A B 144A 5.451% 11/15/36		150,000	150,383
# Tower 144A Series 2006-1 B 5.588% 2/15/36		30,000	30,168
Series 2006-1 C 5.707% 2/15/36		45,000	45,285
Total Commercial Mortgage-Backed Securities (cost $770,144)			762,425
CORPORATE BONDS–24.16%
Banking–1.94%
Marshall & Ilsley 3.95% 8/14/09		145,000	140,373
Popular North America 4.25% 4/1/08		295,000	290,733
•# Vneshtorgbank 144A 5.97% 8/1/08		100,000	100,175
• Wachovia Capital Trust III 5.80% 3/15/42		135,000	136,240
			667,521
Basic Industry–1.69%
Abitibi-Consolidated 7.875% 8/1/09		80,000	78,400
Bowater 9.00% 8/1/09		135,000	142,087
Norske Skog Canada 8.625% 6/15/11		65,000	66,138
Grupo Minero Mexico 8.25% 4/1/08		100,000	103,500
Lubrizol 4.625% 10/1/09		120,000	117,788
Weyerhaeuser 5.95% 11/1/08		70,000	70,590
			578,503
Brokerage–0.80%
Amvescap 4.50% 12/15/09		120,000	117,067
LaBranche 9.50% 5/15/09		75,000	79,125
Nuveen Investments 5.00% 9/15/10		80,000	78,767
			274,959

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Communications–4.04%
AT&T 7.30% 11/15/11	USD	180,000	$195,082
BellSouth 4.20% 9/15/09		90,000	87,547
Comcast Cable Communications 6.20% 11/15/08		235,000	238,824
Cox Communications 4.625% 1/15/10		60,000	58,771
GTE California 7.65% 3/15/07		105,000	105,377
News America 7.375% 10/17/08		70,000	72,267
Telecom Italia Capital 4.00% 1/15/10		130,000	124,223
• 5.984% 7/18/11		100,000	99,969
Telefonos de Mexico 4.50% 11/19/08		155,000	152,979
Time Warner 5.50% 11/15/11		80,000	79,879
Viacom
• 5.711% 6/16/09		120,000	120,284
5.75% 4/30/11		50,000	50,073
			1,385,275
Consumer Cyclical–3.20%
CVS 3.875% 11/1/07		155,000	153,053
• DaimlerChrysler 5.82% 8/3/09		135,000	135,315
Ford Motor Credit 5.80% 1/12/09		95,000	93,319
9.875% 8/10/11		150,000	160,578
Fortune Brands 5.125% 1/15/11		70,000	68,752
• General Motors Acceptance 6.324% 7/16/07		105,000	105,099
May Department Stores 3.95% 7/15/07		115,000	113,896
MGM MIRAGE 9.75% 6/1/07		50,000	50,875
Penney (J.C.) 7.375% 8/15/08		145,000	148,543
Wal-Mart Stores 6.875% 8/10/09		65,000	67,759
			1,097,189
Consumer Non-Cyclical–1.01%
Fred Meyer 7.45% 3/1/08		70,000	71,535
# HCA 144A 9.125% 11/15/14		40,000	42,850
Kraft Foods 4.125% 11/12/09		120,000	116,470
US Oncology 9.00% 8/15/12		110,000	116,600
			347,455
Electric–2.23%
Ameren 4.263% 5/15/07		80,000	79,591
America Electric Power 4.709% 8/16/07		95,000	94,548
CC Fund Trust I 6.90% 2/16/07		45,000	45,056
Dominion Resources 5.687% 5/15/08		75,000	75,133
FPL Group Capital 5.625% 9/1/11		70,000	70,839
Pacific Gas & Electric 4.20% 3/1/11		120,000	115,002
Potomac Electric Power 6.25% 10/15/07		75,000	75,387
# Power Contract Financing 144A 6.256% 2/1/10		49,884	50,172
# Power Receivables Finance 144A 6.29% 1/1/12		75,161	75,652
PSEG Funding Trust I 5.381% 11/16/07		60,000	59,887
Southern Capital Funding 5.30% 2/1/07		25,000	24,990
			766,257

Capital Reserves Series- 6

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Energy–0.91%
Talisman Energy 7.125% 6/1/07	USD	210,000	$211,367
Valero Energy 6.125% 4/15/07		100,000	100,133
			311,500
Finance Companies–2.91%
General Electric Capital 6.50% 1/27/09	NZD	500,000	345,700
International Lease Finance 4.625% 6/2/08	USD	60,000	59,318
•# Mizuho JGB Investment Preferred 144A 9.87% 12/29/49		135,000	143,111
Residential Capital
• 5.85% 6/9/08		70,000	69,881
6.125% 11/21/08		215,000	216,160
6.375% 6/30/10		43,000	43,534
• 6.675% 11/21/08		45,000	45,586
•# Xtrata Finance 144A 5.724% 11/13/09		75,000	75,068
			998,358
Insurance–1.93%
Marsh & McLennan 5.15% 9/15/10		50,000	49,164
5.375% 3/15/07		95,000	94,973
• 5.513% 7/13/07		75,000	75,014
# Nippon Life Insurance 144A 4.875% 8/9/10		90,000	88,100
PMI Group 5.568% 11/15/08		85,000	84,955
SAFECO Capital Trust I 8.072% 7/15/37		100,000	104,675
St. Paul Travelers 5.01% 8/16/07		70,000	69,743
WellPoint 4.25% 12/15/09		35,000	34,045
Willis 5.125% 7/15/10		65,000	63,421
			664,090
Natural Gas–0.54%
• Sempra Energy 5.845% 5/21/08		50,000	50,022
Southern Union 6.15% 8/16/08		135,000	135,606
			185,628
Real Estate–1.58%
Developers Diversified Realty 4.625% 8/1/10		100,000	97,436
EOP Operating 7.00% 7/15/11		125,000	135,404
Simon Property Group 5.375% 8/28/08		130,000	129,483
7.125% 2/9/09		35,000	36,191
Tanger Properties 9.125% 2/15/08		140,000	145,035
			543,549
Transportation–1.38%
Continental Airlines 6.503% 6/15/11		245,000	252,350
# Erac USA Finance 144A 7.35% 6/15/08		215,000	220,457
			472,807
Total Corporate Bonds (cost $8,256,594)			8,293,091
FOREIGN AGENCIES–0.37%
Pemex Project Funding Master Trust 6.125% 8/15/08		125,000	126,313
Total Foreign Agencies (cost $125,338)			126,313

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–27.28%
Ameriquest Mortgage Securities
Series 2003-5 A4 4.272% 4/25/33	USD	19,356	$19,221
Series 2003-11 AF6 5.14% 1/25/34		65,000	64,290
Series 2004-FR1 A4 3.243% 5/25/34		36,149	35,887
• Series 2006-R1 A2C 5.54% 3/25/36		100,000	100,119
Argent Securities Series 2003-W5 AF4 4.66% 10/25/33		19,174	19,038
BMW Vehicle Owner Trust Series 2004-A A3 2.67% 3/25/08		4,803	4,794
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		155,000	154,154
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 9/25/13		188,583	186,328
Series 2003-2 1A4 3.986% 8/25/29		21,951	21,788
Series 2003-3 1A4 3.303% 11/25/29		160,521	158,250
CIT Equipment Collateral Series 2005-VT1 A3 4.12% 8/20/08		195,816	194,737
Series 2006-VT2 A3 5.07% 2/20/10		100,000	99,809
CitiFinancial Mortgage Securities Series 2003-2 AF4 4.098% 5/25/33		220,000	215,408
Series 2004-1 AF2 2.645% 4/25/34		212,078	207,254
Countrywide Asset-Backed Certificates
• Series 2004-13 AV2 5.61% 5/25/34		37,174	37,193
# Series 2004-BC1N 144A 5.50% 4/25/35		3,593	3,595
Series 2004-S1 A2 3.872% 3/25/20		174,250	171,684
• Series 2006-1 AF2 5.281% 7/25/36		410,000	408,217
• Series 2006-1 AF3 5.348% 7/25/36		280,000	278,967
• Series 2006-3 2A2 5.53% 6/25/36		135,000	135,223
Series 2006-9 1AF3 5.859% 10/25/46		160,000	160,750
• Series 2006-11 1AF3 6.05% 9/25/46		215,000	217,150
Series 2006-13 1AF3 5.944% 1/25/37		160,000	160,997
• Series 2006-15 A3 5.689% 10/25/46		115,000	115,278
Series 2006-S2 A2 5.627% 7/25/27		80,000	79,941
Series 2006-S3 A2 6.085% 6/25/21		250,000	252,242
Series 2006-S5 A3 5.762% 6/25/35		115,000	115,190
• Series 2006-S6 A2 5.519% 3/25/34		105,000	104,687
• Series 2006-S7 A3 5.712% 11/25/35		210,000	209,499
• Series 2006-S9 A3 5.728% 8/25/36		95,000	94,418
# Credit-Based Asset Servicing and Securitization Series 2006-SL1 A2 144A 5.556% 9/25/36		245,000	244,761
Credit Suisse First Boston Mortgage Securities Series 2005-AGE1 A2 4.64% 2/25/32		250,000	246,152
# Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		100,000	101,343
• Equifirst Mortgage Loan Trust Series 2004-3 A2 5.68% 12/25/34		27,278	27,300
General Motors Acceptance Corporation Mortgage Loan Trust Series 2003-HE2 A3 4.12% 10/25/26		111,189	110,532
Series 2004-HLT1 A2 3.87% 5/25/25		6,119	6,096
• Series 2006-HE3 A2 5.75% 10/25/36		95,000	94,973

Capital Reserves Series- 7

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
GSAMP Trust Series 2006-S3 A1 6.085% 5/25/36	USD	115,231	$114,982
Indymac Seconds Asset Backed Trust Series 2006-1 A2 5.767% 5/25/36		235,000	235,449
Long Beach Auto Receivables Trust Series 2006-B A3 5.17% 8/15/11		300,000	299,989
Long Beach Mortgage Loan Trust Series 2006-A A2 5.548% 5/25/36		205,000	205,330
•# MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		33,983	33,346
Merrill Lynch Mortgage Investors
• Series 2005-NCB A1A 5.451% 7/25/36		24,315	24,213
• Series 2006-AR1 A2C 5.51% 3/25/37		80,000	80,028
• Morgan Stanley Mortgage Loan Trust Series 2006-12XS A1 5.47% 10/25/36		158,109	158,125
New Century Home Equity Loan Trust Series 2003-5 AI4 4.76% 11/25/33		100,000	99,063
• Option One Mortgage Loan Trust Series 2005-4 A3 5.61% 11/25/35		125,000	125,315
Renaissance Home Equity Loan Trust Series 2004-2 AF3 4.464% 7/25/34		70,997	70,627
Series 2004-4 AF2 3.856% 2/25/35		211	210
Series 2005-1 AF2 4.263% 5/25/35		55,922	55,666
Series 2005-4 A2 5.399% 2/25/36		40,000	39,809
Series 2005-4 A3 5.565% 2/25/36		25,000	24,945
Series 2006-1 AF3 5.608% 5/25/36		210,000	209,860
Series 2006-2 AF3 5.797% 8/25/36		125,000	125,625
Series 2006-3 AF2 5.58% 11/25/36		90,000	89,935
Series 2006-3 AF3 5.586% 11/25/36		235,000	234,817
Series 2006-4 AF2 5.285% 1/25/37		225,000	224,719
Residential Asset Mortgage Products Series 2004-RS12 AI2 3.767% 2/25/27		35,579	35,450
Residential Asset Securities Series 2002-KS2 AI5 6.779% 4/25/32		48,013	48,366
• Series 2004-KS9 AI3 3.79% 8/25/29		122,379	120,823
• Series 2006-KS3 AI3 5.52% 4/25/36		270,000	270,431
Residential Funding Mortgage Securities II Series 2001-HS2 A5 6.92% 4/25/31		32,815	32,704
Series 2005-HI3 A2 5.09% 9/25/35		160,000	158,802
Series 2006-HI2 A3 5.79% 2/25/36		150,000	150,606
• Series 2006-HSA1 A2 5.19% 2/25/36		345,000	342,482
• Series 2006-HSA2 AI2 5.50% 3/25/36		190,000	189,467
# Silverleaf Finance Series 2005-A A 144A 4.857% 11/15/16		77,006	76,298
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31		44,267	39,771
Series 2005-4XS 1A2B 4.67% 3/25/35		110,000	108,780
Series 2005-9XS 1A2A 4.84% 6/25/35		95,000	93,824
Series 2005-NC1 A2 3.92% 2/25/35		26,312	26,189
• Series 2005-NC1 A7 5.58% 2/25/35		117,529	117,630
Triad Auto Receivables Owner Trust Series 2006-C A4 5.31% 5/13/13		160,000	160,578

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
UPFC Auto Receivables Trust Series 2006-B A3 5.01% 8/15/12	USD	85,000	$84,809
Total Non-Agency Asset-Backed Securities (cost $9,364,168)			9,366,328
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–16.24%
Bank of America Alternative Loan Trust Series 2003-10 2A1 6.00% 12/25/33		90,411	90,608
Series 2004-2 1A1 6.00% 3/25/34		73,621	73,782
Series 2004-11 1CB1 6.00% 12/25/34		39,738	39,909
Series 2005-9 5A1 5.50% 10/25/20		114,522	113,878
• Bank of America Funding Series 2006-H 1A2 5.691% 9/20/46		145,248	145,271
• Bank of America Mortgage Securities Series 2003-D 1A2 6.114% 5/25/33		2,343	2,361
• Bear Stearns Alternative A Trust Series 2006-3 33A1 6.189% 5/25/36		113,845	115,158
Series 2006-3 34A1 6.186% 5/25/36		119,254	120,626
Series 2006-4 23A5 6.241% 8/25/36		103,079	104,493
Bear Stearns Asset-Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		88,184	87,974
Countrywide Alternative Loan Trust Series 2003-20CB 1A2 5.50% 10/25/33		161,528	160,338
Series 2004-28CB 6A1 6.00% 1/25/35		93,240	93,386
•Series 2004-J7 1A2 4.673% 8/25/34		25,990	25,783
Series 2005-1CB 2A2 5.50% 3/25/35		182,301	180,746
Series 2006-2CB A3 5.50% 3/25/36		77,622	77,757
•t Countrywide Home Loan Mortgage Pass Through Trust Series 2003-21 A1 4.077% 5/25/33		39,612	39,089
Series 2004-12 1M 4.564% 8/25/34		98,527	97,680
Series 2006-HYB4 1A2 5.711% 6/20/36		93,208	93,617
Credit Suisse First Boston Mortgage Securities Series 2002-5 1A4 6.50% 2/25/32		145,264	144,842
Series 2003-29 5A1 7.00% 12/25/33		30,263	30,830
Series 2004-1 3A1 7.00% 2/25/34		8,402	8,559
Deutsche Alternative A Securities Loan Trust Series 2003-4XS A6A 4.82% 10/25/33		65,000	63,529
• First Horizon Asset Securities Series 2004-AR5 4A1 5.682% 10/25/34		47,716	47,461
• General Motors Acceptance Corporation Mortgage Loan Trust Series 2005-AR2 4A 5.188% 5/25/35		89,786	88,082
# GSMPS Mortgage Loan Trust 144A Series 1998-3 A 7.75% 9/19/27		31,719	33,254
Series 2005-RP1 1A3 8.00% 1/25/35		36,773	38,919
Series 2005-RP1 1A4 8.50% 1/25/35		17,076	18,234
GSR Mortgage Home Loan Trust Series 2004-2F 9A1 6.00% 9/25/19		33,179	33,234
• Indymac Index Mortgage Loan Trust Series 2006-AR2 1A1A 5.57% 4/25/46		39,274	39,305

Capital Reserves Series-8

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
• JPMorgan Mortgage Trust
Series 2005-A4 1A1 5.406% 7/25/35	USD	134,406	$132,685
Series 2005-A6 1A2 5.152% 9/25/35		105,000	105,186
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		77,440	77,384
Series 2006-1 3A3 5.50% 2/25/36		100,000	100,162
• MASTR Adjustable Rate Mortgages Trust Series 2003-6 1A2 5.883% 12/25/33		48,927	49,532
Series 2005-1 B1 5.436% 3/25/35		114,087	112,966
Series 2005-6 7A1 5.375% 6/25/35		84,944	83,753
# MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		73,079	77,152
Nomura Asset Acceptance Series 2005-WF1 2A2 4.786% 3/25/35		100,000	98,452
• Series 2006-AF1 1A2 6.159% 5/25/36		125,000	126,205
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		28,997	29,443
Series 2004-SL4 A3 6.50% 7/25/32		38,962	39,604
• Residential Funding Mortgage Security I Series 2006-SA3 3A1 6.079% 9/25/36		116,209	117,039
Series 2006-SA4 2A1 6.152% 11/25/36		261,293	264,642
• Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34		45,129	44,649
Series 2005-22 4A2 5.379% 12/25/35		23,281	22,982
Series 2005-3XS A2 5.60% 1/25/35		51,887	51,930
Series 2006-5 5A4 5.582% 6/25/36		47,916	47,317
Structured Asset Securities Series 2004-5H A2 4.43% 12/25/33		51,245	50,580
Series 2004-12H 1A 6.00% 5/25/34		35,047	35,113
Washington Mutual Series 2003-S10 A2 5.00% 10/25/18		183,765	180,822
• Series 2004-AR4 A2 2.98% 6/25/34		70,033	69,637
• Series 2006-AR7 1A 5.807% 7/25/46		57,015	57,026
• Series 2006-AR10 1A1 5.97% 9/25/36		128,051	129,153
• Series 2006-AR14 1A4 5.666% 11/25/36		119,495	119,697
t Washington Mutual Alternative Mortgage Pass Through Certificates
Series 2006-5 2CB3 6.00% 7/25/36		113,053	114,238
• Series 2006-AR5 3A 5.77% 7/25/46		82,202	82,411
• Wells Fargo Mortgage Backed Securities Trust Series 2004-EE 2A1 3.989% 12/25/34		191,512	187,583
Series 2004-T A1 4.382% 9/25/34		37,623	37,651
Series 2005-AR12 2A10 4.32% 7/25/35		191,407	188,822
Series 2006-AR4 2A1 5.787% 4/25/36		205,937	204,911
Series 2006-AR10 5A1 5.605% 7/25/36		111,586	111,695
Series 2006-AR11 A7 5.537% 8/25/36		126,615	126,042
Series 2006-AR12 1A2 6.045% 9/25/36		89,884	90,422
Total Non-Agency Collateralized Mortgage Obligations (cost $5,579,794)			5,575,591

	Principal Amount[m]		Market Value (U.S. $)
@«SENIOR SECURED LOANS–0.29%
Visteon 8.61% 6/13/13	USD	100,000	$100,563
Total Senior Secured Loans (cost $100,000)			100,563
U.S. TREASURY OBLIGATIONS–10.96%
U.S. Treasury Inflation Index Notes 2.375% 4/15/11		132,193	131,708
2.50% 7/15/16		144,916	146,059
m 3.00% 7/15/12		763,341	785,794
3.375% 1/15/07		382,179	381,642
3.875% 1/15/09		307,675	316,232
U.S. Treasury Notes 4.50% 11/30/11		5,000	4,957
4.625% 11/15/09		735,000	732,933
4.625% 11/15/16		145,000	144,094
4.875% 8/15/09		1,115,000	1,118,704
Total U.S. Treasury Obligations (cost $3,776,640)			3,762,123
REPURCHASE AGREEMENTS–3.60%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $469,250, collateralized by $491,000 U.S. Treasury Bills due 6/28/07, market value $478,948)		469,000	469,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $564,302, collateralized by $49,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $47,918, $302,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $310,953 and $201,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $216,521)		564,000	564,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $201,106, collateralized by $208,000 U.S. Treasury Bills due 3/29/07, market value $205,493)		201,000	201,000
Total Repurchase Agreements (cost $1,234,000)			1,234,000

Capital Reserves Series-9

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–101.38% (cost $34,837,098)	$34,803,724
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.38%)	(472,125)
NET ASSETS APPLICABLE TO 3,543,373 SHARES OUTSTANDING–100.00%	$34,331,599
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES STANDARD CLASS ($22,625,369 / 2,330,258 Shares)	$9.71
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES SERVICES CLASS ($11,706,230 / 1,213,115 Shares)	$9.65
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$36,139,207
Undistributed net investment income	4,212
Accumulated net realized loss on investments	(1,800,452)
Unrealized depreciation of investments and foreign currencies	(11,368)
Total net assets	$34,331,599

  m  Principal amount shown is stated in the currency in which each security is denominated.

    NZD – New Zealand Dollar

    USD – United States Dollar

  •  Variable rate security. The rate shown is the rate as of December 31, 2006.

  t  Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

  m  Fully or partially pledged as collateral for financial futures contracts.

  «  Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

  @  Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $100,563, which represented 0.29% of the Series' net assets. See Note 11 in "Notes to Financial Statements."

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $1,802,217, which represented 5.25% of the Series' net assets. See Note 11 in "Notes to Financial Statements."

Summary of Abbreviations:

ARM – Adjustable Rate Mortgage

FHAVA – Federal Housing Administration & Veterans Administration

GNMA – Government National Mortgage Association

S.F. – Single Family

TBA – To be announced

yr – Year

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
NZD	(520,000)	USD	360,854	2/2/07	$(4,680)

Futures Contracts2

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
9	U.S. Treasury 2 year Notes	$1,840,749	$1,836,281	3/31/07	$(4,468)
(28)	U.S. Treasury 5 year Notes	(2,961,346)	(2,941,750)	3/31/07	19,596
3	U.S. Treasury 10 year Notes	326,542	322,406	3/31/07	(4,136)
					$10,992

Swap Contracts3

Notional Amount	Expiration Date	Description	Unrealized Appreciation
$1,080,000	2/1/07	Agreement with Goldman Sachs to receive the notional amount multiplied by the return on the Lehman Brothers Commercial MBS Index Aaa and to pay the notional amount multiplied by the 1 month BBA LIBOR adjusted by a spread of plus 0.05%.	$15,446

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

1See Note 8 in "Notes to Financial Statements."

2See Note 9 in "Notes to Financial Statements."

3See Note 10 in "Notes to Financial Statements."

See accompanying notes

Capital Reserves Series-10

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$1,588,988
EXPENSES:
Management fees	165,894
Distribution expenses – Service Class	26,331
Accounting and administration expenses	13,271
Reports and statements to shareholders	12,146
Audit and tax	11,835
Custodian fees	7,851
Pricing fees	7,582
Trustees' fees and benefits	6,438
Legal fees	3,688
Dividend disbursing and transfer agent fees and expenses	3,318
Insurance fees	1,234
Consulting fees	814
Registration fees	593
Trustees' expenses	195
Dues and services	125
Taxes (other than taxes on income)	3
Other	92
261,410
Less waiver of distribution expenses – Service Class	(4,388)
Less expense paid indirectly	(5,153)
Total operating expenses	251,869
NET INVESTMENT INCOME	1,337,119
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(79,933)
Foreign currencies	364
Futures contracts	(15,928)
Swap contracts	(18,310)
Net realized loss	(113,807)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	275,106
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	161,299
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,498,418

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,337,119	$917,619
Net realized loss on investments and foreign currencies	(113,807)	(21,346)
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	275,106	(437,959)
Net increase in net assets resulting from operations	1,498,418	458,314
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,090,179)	(998,134)
Service Class	(379,335)	(50,338)
	(1,469,514)	(1,048,472)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	30,958,997	3,108,074
Service Class	21,727,142	7,736,817
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,087,085	1,000,606
Service Class	370,622	46,785
	54,143,846	11,892,282
Cost of shares repurchased:
Standard Class	(33,314,414)	(5,608,419)
Service Class	(14,914,594)	(3,268,155)
	(48,229,008)	(8,876,574)
Increase in net assets derived from capital share transactions	5,914,838	3,015,708
NET INCREASE IN NET ASSETS	5,943,742	2,425,550
NET ASSETS:
Beginning of year	28,387,857	25,962,307
End of year (including undistributed net investment income of $4,212 and $4,035, respectively)	$34,331,599	$28,387,857

See accompanying notes

Capital Reserves Series-11

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$9.710	$9.940	$10.020	$9.970	$9.750
Income (loss) from investment operations:
Net investment income[1]	0.396	0.355	0.356	0.329	0.419
Net realized and unrealized gain (loss) on investments and foreign currencies	0.038	(0.180)	0.004	0.125	0.253
Total from investment operations	0.434	0.175	0.360	0.454	0.672
Less dividends and distributions from:
Net investment income	(0.434)	(0.405)	(0.440)	(0.404)	(0.452)
Total dividends and distributions	(0.434)	(0.405)	(0.440)	(0.404)	(0.452)
Net asset value, end of period	$9.710	$9.710	$9.940	$10.020	$9.970
Total return[2]	4.57%	1.79%	3.66%	4.63%	7.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,626	$23,895	$25,955	$34,077	$42,698
Ratio of expenses to average net assets	0.71%	0.71%	0.62%	0.63%	0.62%
Ratio of net investment income to average net assets	4.10%	3.61%	3.57%	3.36%	4.21%
Portfolio turnover	318%	259%	252%	438%	427%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Capital Reserves Series- 12

Delaware VIP Capital Reserves Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$9.650	$9.900	$10.000	$9.970	$9.760
Income (loss) from investment operations:
Net investment income[1]	0.372	0.331	0.333	0.308	0.406
Net realized and unrealized gain (loss) on investments and foreign currencies	0.037	(0.200)	(0.017)	0.105	0.243
Total from investment operations	0.409	0.131	0.316	0.413	0.649
Less dividends and distributions from:
Net investment income	(0.409)	(0.381)	(0.416)	(0.383)	(0.439)
Total dividends and distributions	(0.409)	(0.381)	(0.416)	(0.383)	(0.439)
Net asset value, end of period	$9.650	$9.650	$9.900	$10.000	$9.970
Total return[2]	4.34%	1.35%	3.23%	4.21%	6.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,706	$4,493	$7	$6	$6
Ratio of expenses to average net assets	0.96%	0.96%	0.87%	0.85%	0.77%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.01%	1.01%	0.92%	0.88%	0.77%
Ratio of net investment income to average net assets	3.85%	3.36%	3.32%	3.14%	4.06%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	3.78%	3.31%	3.27%	3.11%	4.06%
Portfolio turnover	318%	259%	252%	438%	427%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Capital Reserves Series-13

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Capital Reserves Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Capital Reserves Series- 14

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.70% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administrative Fees and Other Expenses Payable to DSC	Distribution Fee Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$15,387	$1,720	$2,855	$2,109

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $1,597 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $4,608. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Capital Reserves Series- 15

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$36,668,258
Purchases of U.S. government securities	69,797,993
Sales other than U.S. government securities	25,463,761
Sales of U.S. government securities	73,527,877

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$34,947,573	$84,248	$(228,097)	$(143,849)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$1,469,514	$1,048,472

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$36,139,207
Undistributed ordinary income	15,830
Post-October losses	(11,406)
Post-October currency losses	(4,316)
Capital loss carryforwards	(1,679,561)
Unrealized depreciation of investments, swap contracts, and foreign currencies	(128,155)
Net assets	$34,331,599

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency contracts, mark-to-market of futures contracts, tax treatment of market discount and premium on debt instruments and contingent payment debt instruments.

Post-October losses and Post-October currency losses represent losses realized on investment and foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydown gains (losses) on mortgage- and asset-backed securities and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$132,572	$(132,572)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $1,132,035 expires in 2008, $82,894 expires in 2010, $226,584 expires in 2013 and $238,048 expires in 2014.

Capital Reserves Series- 16

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	3,206,194	317,536
Service Class	2,258,522	797,328
Shares issued upon reinvestment of dividends and distributions:
Standard Class	112,240	101,984
Service Class	38,492	4,829
	5,615,448	1,221,677
Shares repurchased:
Standard Class	(3,448,638)	(570,499)
Service Class	(1,549,400)	(337,333)
	(4,998,038)	(907,832)
Net increase	617,410	313,845

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

10. Swap Contracts

The Series may enter into total return swap contracts in accordance with its investment objectives. A swap is a contract to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

Capital Reserves Series- 17

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

10. Swap Contracts (continued)

Because there is no organized market for these swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts shown on the Statement of Net Assets.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

13. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
–	100%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

Capital Reserves Series- 18

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust — Delaware VIP Capital Reserves Series

We have audited the accompanying statement of net assets of the Delaware VIP Capital Reserves Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Capital Reserves Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Capital Reserves Series- 19

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Capital Reserves Series- 20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Capital Reserves Series- 21

Delaware VIP Trust — Delaware VIP Cash Reserve Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP Cash Reserve Series showed a positive return of 4.49% for Standard Class shares, and Service Class shares gained 4.23% (both with distributions reinvested). By comparison, the U.S. Consumer Price Index, gained 2.54% (source: Lipper).

At its two fourth-quarter meetings, the Federal Open-Market Committee left rates unchanged, so that the June rate hike of 25 basis points to a target rate of 5.25% was the last rate hike of the series of 17 such actions that had begun exactly two years earlier. With the yields of money market funds being highly sensitive to movements in the federal funds rate, the Series' yield was stable from mid-summer 2006 through the end of the year.

The direction of any future movements continues to be dependent on the economy's performance, with attention focused on the balance between economic growth and inflation. In this vein, we believe recent economic releases have been filled with contradictions. Despite weakness in some sectors of the economy, notably the housing market, other indications have been relatively robust. Payroll employment rose unexpectedly in December, and there were upward revisions in the employment numbers for October and November. Gross domestic product (GDP) estimates have been raised as well. On balance, viewed from the final quarter of 2006, the economy appeared relatively healthy.

As the likelihood of further Federal Reserve Bank (Fed) rate hikes subsided over the course of the fourth quarter, and money market rates stabilized, the Series' average maturity was extended to 38 days, reflecting investment in higher yielding paper further out on the yield curve.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Cash Reserve Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Cash Reserve Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+4.49%	+1.97%	+3.47%	+4.30%
Service Class Shares**	+4.23%	+1.74%	NA	+2.47%

  *  Commenced operations on July 28, 1988

  **  Commenced operations on May 1, 2000

Cash Reserve Series- 1

Delaware VIP Trust — Delaware VIP Cash Reserve Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Cash Reserve Series Standard Class shares for the period Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the U.S. Consumer Price Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and measures the rate of consumer price inflation in the U.S. The index represents the change in the price of goods and services for all urban consumers. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Cash Reserve Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Series.

Investments in variable products involve risk. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Cash Reserve Series- 2

Delaware VIP Trust — Delaware VIP Cash Reserve Series

Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,023.90	0.66%	$3.37
Service Class	1,000.00	1,022.70	0.91%	4.64
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.88	0.66%	$3.36
Service Class	1,000.00	1,020.62	0.91%	4.63

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Cash Reserve Series- 3

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Sector Allocation

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Certificate of Deposit	2.38%
Commercial Paper	82.01%
Colleges & Universities	2.38%
Financial Services	48.68%
Industrial	3.33%
Mortgage Bankers & Brokers	18.35%
Pharmaceutical	2.85%
Sovereign Agency	4.04%
State Agency	2.38%
Floating Rate Notes	9.54%
Medium Term Note	2.38%
Variable Rate Demand Note	3.81%
Total Market Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

Cash Reserve Series-4

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statement of Net Assets

December 31, 2006

	Principal Amount	Market Value
CERTIFICATE OF DEPOSIT–2.38%
Wilmington Trust 5.32% 4/5/07	$500,000	$500,013
Total Certificate of Deposit (cost $500,013)		500,013
d COMMERCIAL PAPER–82.01%
Colleges & Universities–2.38%
Leland Stanford Junior University 5.316% 1/16/07	250,000	249,449
University of California 5.349% 1/11/07	250,000	249,635
		499,084
Financial Services–48.68%
■ Amstel Funding 5.345% 1/16/07	457,000	455,985
5.347% 4/13/07	350,000	344,833
■ Aquinas Funding 5.314% 1/11/07	300,000	299,562
5.533% 1/29/07	250,000	248,954
Bank of America 5.295% 3/1/07	300,000	297,429
5.329% 1/24/07	219,000	218,258
■ Barton Capital 5.37% 1/12/07	500,000	499,183
Beta Finance 5.331% 2/20/07	280,000	277,956
■ Corporate Asset Funding 5.312% 1/30/07	500,000	497,877
CBA Delaware Finance 5.291% 1/16/07	500,000	498,903
5.573% 1/5/07	250,000	249,849
CDC Commercial Paper 5.356% 1/4/07	350,000	349,844
■ Corporate Receivables 5.31% 1/23/07	250,000	249,199
Danske 5.287% 1/16/07	500,000	498,908
■ Fountain Square Commercial Funding 5.313% 2/16/07	300,000	297,987
5.363% 1/3/07	300,000	299,912
HBOS Treasury Services 5.32% 1/22/07	500,000	498,469
JPMorgan Chase 5.302% 2/6/07	168,000	167,116
5.308% 3/28/07	188,000	185,674
5.546% 1/5/07	500,000	499,701
Metlife Funding 5.303% 1/2/07	635,000	634,908
Sanpaolo IMI 5.321% 1/30/07	500,000	497,885
■ Sheffield Receivables 5.30% 1/22/07	250,000	249,232
# Sigma Finance 5.325% 2/13/07	250,000	248,438
■ Starbird Funding 5.323% 1/17/07	650,000	648,473
Surrey Funding 5.324% 1/30/07	500,000	497,889
■ Three Pillars 5.305% 1/8/07	500,000	499,488
		10,211,912
Industrial–3.33%
BASF AG 5.293% 2/14/07	300,000	298,079
5.31% 1/2/07	400,000	399,941
		698,020

	Principal Amount	Market Value
COMMERCIAL PAPER (continued)
Mortgage Bankers & Brokers–18.35%
Bear Stearns 5.511% 3/1/07	$500,000	$495,624
Goldman Sachs 5.324% 2/1/07	500,000	497,722
HSBC 5.299% 2/6/07	500,000	497,398
ING Funding 5.308% 1/16/07	750,000	748,364
Morgan Stanley 5.304% 3/7/07	600,000	594,323
Svenska Handelsbanken 5.306% 2/28/07	500,000	495,783
Westpac Banking 5.342% 3/7/07	525,000	519,995
		3,849,209
Pharmaceutical–2.85%
Abbott Laboratories 5.275% 1/16/07	600,000	598,688
		598,688
Sovereign Agency–4.04%
Swedish Housing Finance 5.306% 1/29/07	300,000	298,770
5.314% 1/22/07	250,000	249,239
5.364% 2/5/07	300,000	298,454
		846,463
State Agency–2.38%
City of Austin, Texas 5.37% 1/9/07	500,000	499,404
		499,404
Total Discounted Commercial Paper (cost $17,202,780)		17,202,780
• FLOATING RATE NOTES–9.54%
Credit Suisse New York 5.325% 7/26/07	500,000	500,000
# DNB NOR Bank 144A 5.34% 1/25/08	750,000	750,000
Washington Mutual Bank 5.35% 6/26/07	750,000	750,000
Total Floating Rate Notes (cost $2,000,000)		2,000,000
MEDIUM TERM NOTE–2.38%
Sigma Finance 4.83% 1/30/07	500,000	500,000
Total Medium Term Note (cost $500,000)		500,000
VARIABLE RATE DEMAND NOTE–3.81%
• North Texas Higher Education Authority Series B 5.35% 12/1/44 (AMBAC) (SPA–Depfa Bank)	800,000	800,000
Total Variable Rate Demand Note (cost $800,000)		800,000

Cash Reserve Series-5

Delaware VIP Cash Reserve Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–100.12% (cost $21,002,793)❖	$21,002,793
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(25,648)
NET ASSETS APPLICABLE TO 20,977,043 SHARES OUTSTANDING–100.00%	$20,977,145
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES STANDARD CLASS ($20,971,272 / 20,971,170 Shares)	$1.00
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES SERVICE CLASS ($5,873 / 5,873 Shares)	$1.00
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$21,030,441
Accumulated net realized loss on investments	(53,296)
Total net assets	$20,977,145

  d  The interest rate shown is the effective yield as of the time of purchase.

  ■  Asset-backed Commercial Paper.

  ❖  Also the cost for federal income tax purposes.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $998,438, which represented 4.76% of the Series' net assets. See Note 5 in "Notes to Financial Statements."

Summary of Abbreviations:

AMBAC – Insured by the AMBAC Assurance Corporation

SPA – Stand-by Purchase Agreement

See accompanying notes

Cash Reserve Series- 6

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$1,105,882
EXPENSES:
Management fees	98,279
Reports and statements to shareholders	13,142
Audit and tax	11,471
Accounting and administration expenses	8,736
Custodian fees	5,203
Trustees' fees and benefits	3,860
Dividend disbursing and transfer agent fees and expenses	2,184
Legal fees	2,025
Pricing fees	1,161
Consulting fees	601
Insurance fees	274
Taxes (other than taxes on income)	176
Dues and services	95
Trustees' expenses	72
Registration fees	52
Distribution expenses – Service Class	18
147,349
Less waiver of distribution expenses – Service Class	(3)
Less expense paid indirectly	(397)
Total operating expenses	146,949
NET INVESTMENT INCOME	958,933
NET REALIZED GAIN ON INVESTMENTS	20
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$958,953

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$958,933	$699,559
Net realized gain on investments	20	82
Net increase in net assets resulting from operations	958,953	699,641
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(958,694)	(699,425)
Service Class	(239)	(134)
	(958,933)	(699,559)
CAPITAL SHARE TRANSACTIONS (at $1.00 per share):
Proceeds from shares sold:
Standard Class	29,007,341	7,755,610
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	954,586	690,782
Service Class	237	130
	29,962,164	8,446,522
Cost of shares repurchased:
Standard Class	(32,421,044)	(14,846,540)
Decrease in net assets derived from capital share transactions	(2,458,880)	(6,400,018)
NET DECREASE IN NET ASSETS	(2,458,860)	(6,399,936)
NET ASSETS:
Beginning of year	23,436,005	29,835,941
End of year (there was no undistributed net investment income at either year end)	$20,977,145	$23,436,005

See accompanying notes

Cash Reserve Series-7

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04[1]	12/31/03	12/31/02[2]
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.044	0.027	0.009	0.006	0.013
Total from investment operations	0.044	0.027	0.009	0.006	0.013
Less dividends and distributions from:
Net investment income	(0.044)	(0.027)	(0.009)	(0.006)	(0.013)
Total dividends and distributions	(0.044)	(0.027)	(0.009)	(0.006)	(0.013)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	4.49%	2.69%	0.87%	0.61%	1.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,971	$23,430	$29,831	$42,748	$49,809
Ratio of expenses to average net assets	0.67%	0.61%	0.55%	0.58%	0.59%
Ratio of net investment income to average net assets	4.39%	2.62%	0.82%	0.60%	1.26%

1On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series' net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series' total return.

[2]Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.
[3]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Cash Reserve Series- 8

Delaware VIP Cash Reserve Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04[1]	12/31/03	12/31/02[2]
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.041	0.024	0.006	0.004	0.011
Total from investment operations	0.041	0.024	0.006	0.004	0.011
Less dividends and distributions from:
Net investment income	(0.041)	(0.024)	(0.006)	(0.004)	(0.011)
Total dividends and distributions	(0.041)	(0.024)	(0.006)	(0.004)	(0.011)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	4.23%	2.43%	0.60%	0.40%	1.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$6	$5	$5	$5
Ratio of expenses to average net assets	0.92%	0.86%	0.80%	0.80%	0.74%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.97%	0.91%	0.85%	0.83%	0.74%
Ratio of net investment income to average net assets	4.14%	2.37%	0.57%	0.38%	1.11%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	4.09%	2.32%	0.52%	0.35%	1.11%

1On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series' net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series' total return.

2Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.

3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Cash Reserve Series- 9

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Cash Reserve Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Securities are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

Cash Reserve Series- 10

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.67% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$8,136	$1,004	$1	$835

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $1,022 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $2,653. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$958,933	$699,559

Cash Reserve Series- 11

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

4. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$21,030,441
Capital loss carryforwards	(53,296)
Net assets	$20,977,145

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $17 was utilized in 2006. Capital loss carryforwards of $53,296 remaining at December 31, 2006 will expire in 2010.

5. Credit and Market Risk

An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, no securities have been determined to be illiquid under the Series' Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

6. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

7. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
–	100%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

Cash Reserve Series- 12

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust — Delaware VIP Cash Reserve Series

We have audited the accompanying statement of net assets of the Delaware VIP Cash Reserve Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Cash Reserve Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Cash Reserve Series-13

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Cash Reserve Series- 14

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Cash Reserve Series- 15

Delaware VIP Trust — Delaware VIP Diversified Income Series

For the 12-month period ended Dec. 31, 2006, Delaware VIP Diversified Income Series returned +7.92% for Standard Class shares and +7.57% for Service Class shares (both figures reflect all distributions reinvested). During the same period, the Series' benchmark, the Lehman Brothers Aggregate Bond Index, underperformed compared to the Series with a return of 4.33% (source: Lipper).

The Series allocates its investments between the U.S. investment grade sector, the U.S. high yield sector, established market foreign bonds, and emerging markets.

In both the Series and the market in general, performance among investment grade bonds was generally not as strong as that of fixed income assets rated lower in credit quality. Our benchmark for the high yield portion of the market, the Bear Stearns High Yield Index, gained 11.64% for the year ended December 31, 2006, which was higher than the Series' performance benchmark.

When considering investment grade corporate bonds, we favored companies that we regard as having strong financial health, often selecting their higher yielding but subordinated debt securities. We generally avoided investments affected by leveraged buyouts, management buyouts, leveraged recapitalizations, and mergers, all of which generally tend to be unfriendly to bondholders.

Because the high yield and emerging market areas posted strong performance in recent quarters, we shifted focus somewhat to higher-quality domestic bonds and the established international markets late in the year.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Diversified Income Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Diversified Income Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	Lifetime
Standard Class Shares*	+7.92%	+5.77%
Service Class Shares*	+7.57%	+5.46%

  *  Commenced operations on May 16, 2003.

Diversified Income Series- 1

Delaware VIP Trust — Delaware VIP Diversified Income Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from the Series inception May 16, 2003 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Lehman Brothers Aggregate Bond Index for the period from May 31, 2003 through Dec. 31, 2006.

Lehman Brothers Aggregate Bond Index measures the performance of a large group of high quality, fixed income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Diversified Income Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. International and emerging market investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Diversified Income Series- 2

Delaware VIP Trust — Delaware VIP Diversified Income Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,068.50	0.81%	$4.22
Service Class	1,000.00	1,066.40	1.06%	5.52
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.12	0.81%	$4.13
Service Class	1,000.00	1,019.86	1.06%	5.40

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Diversified Income Series- 3

Delaware VIP Trust — Delaware VIP Diversified Income Series
Sector Allocation and Credit Rating Breakdown

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Agency Asset-Backed Securities	0.04%
Agency Collateralized Mortgage Obligations	0.68%
Agency Mortgage-Backed Securities	8.28%
Agency Obligations	2.71%
Commercial Mortgage-Backed Securities	1.63%
Convertible Bonds	0.22%
Corporate Bonds	42.44%
Banking	4.26%
Basic Industry	4.08%
Brokerage	0.82%
Capital Goods	2.04%
Communications	6.30%
Consumer Cyclical	7.20%
Consumer Non-Cyclical	3.07%
Electric	2.00%
Energy	2.21%
Finance Companies	3.52%
Industrial	0.52%
Insurance	2.00%
Natural Gas	0.99%
Real Estate	0.72%
Technology	1.22%
Transportation	1.49%
Foreign Agencies	1.69%
Austria	0.34%
Germany	1.06%
Mexico	0.15%
Ukraine	0.14%
Municipal Bonds	0.11%
Non-Agency Asset-Backed Securities	1.52%
Non-Agency Collateralized Mortgage Obligations	5.08%
Regional Agencies	3.23%
Australia	3.23%
Regional Authority	0.24%
Canada	0.24%
Senior Secured Loans	2.24%
Sovereign Agencies	0.75%
France	0.06%
Japan	0.52%
Norway	0.17%
Sovereign Debt	14.04%
Argentina	0.21%
Austria	0.67%
Brazil	1.56%
Colombia	0.81%
Dominican Republic	0.13%
El Salvador	0.09%
France	0.75%
Germany	1.22%
Indonesia	0.15%
Japan	2.62%
Malaysia	0.27%
Mexico	0.62%
Norway	1.18%
Panama	0.10%
Sector	Percentage of Net Assets
Philippines	0.39%
Poland	0.50%
Republic of Korea	0.23%
Sweden	0.40%
Turkey	0.24%
United Kingdom	1.07%
Uruguay	0.21%
Venezuela	0.62%
Supranational Banks	1.36%
U.S. Treasury Obligations	5.90%
Common Stock	0.05%
Preferred Stock	0.00%
Warrants	0.12%
Repurchase Agreements	12.29%
Total Market Value of Securities	104.62%
Liabilities Net of Receivables and Other Assets	(4.62%)
Total Net Assets	100.00%
Credit Rating Breakdown (as a % of fixed income investments)
AAA	45.77%
AA	5.43%
A	5.55%
BBB	9.27%
BB	12.52%
B	16.37%
CCC	4.11%
D	0.04%
Not Rated	0.94%
Total	100.00%

Diversified Income Series-4

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statement of Net Assets

December 31, 2006

	Principal Amount[m]		Market Value (U.S. $)
AGENCY ASSET-BACKED SECURITIES–0.04%
• Fannie Mae Whole Loan Series 2002-W11 AV1 5.69% 11/25/32	USD	21,807	$21,803
t FHLMC Structured Pass Through Securities Series T-30 A5 8.61% 12/25/30		182,297	181,869
Total Agency Asset-Backed Securities (cost $203,648)			203,672
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.68%
Fannie Mae Series 1996-46 ZA 7.50% 11/25/26		6,780	7,003
Series 2002-90 A1 6.50% 6/25/42		20,945	21,383
Series 2002-90 A2 6.50% 11/25/42		85,879	87,471
Series 2003-122 AJ 4.50% 2/25/28		101,010	98,505
Series 2005-110 MB 5.50% 9/25/35		730,000	731,825
Fannie Mae Grantor Trust Series 1999-T2 A1 7.50% 1/19/39		1,900	1,985
Series 2001-T8 A2 9.50% 7/25/41		17,166	18,486
Series 2002-T4 A3 7.50% 12/25/41		38,826	40,343
Series 2004-T1 1A2 6.50% 1/25/44		39,651	40,544
Fannie Mae Whole Loan Series 2002-W6 2A1 7.00% 6/25/42		67,845	69,897
Series 2004-W9 2A1 6.50% 2/25/44		11,350	11,614
Series 2004-W11 1A2 6.50% 5/25/44		125,827	128,788
t FHLMC Structured Pass Through Securities Series T-54 2A 6.50% 2/25/43		36,894	37,603
Series T-58 2A 6.50% 9/25/43		15,144	15,462
Freddie Mac Series 1730 Z 7.00% 5/15/24		165,956	172,981
Series 2326 ZQ 6.50% 6/15/31		257,512	266,602
Series 2480 EH 6.00% 11/15/31		163	163
Series 2552 KB 4.25% 6/15/27		120,593	119,499
Series 2662 MA 4.50% 10/15/31		264,804	259,353
Series 2872 GC 5.00% 11/15/29		220,000	215,250
Series 2890 PC 5.00% 7/15/30		105,000	102,657
Series 2915 KP 5.00% 11/15/29		265,000	259,321
Series 3022 MB 5.00% 12/15/28		165,000	162,583
Series 3063 PC 5.00% 2/15/29		540,000	531,642
Total Agency Collateralized Mortgage Obligations (cost $3,426,381)			3,400,960
AGENCY MORTGAGE-BACKED SECURITIES–8.28%
Fannie Mae 5.50% 1/1/13		226,180	226,160
6.171% 5/1/09		25,402	25,573
6.50% 8/1/17		68,826	70,056

	Principal Amount[m]		Market Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
• Fannie Mae ARM 5.068% 8/1/35	USD	568,388	$557,438
5.256% 10/1/33		328,746	334,661
Fannie Mae Relocation 15 yr 4.00% 9/1/20		546,942	513,686
Fannie Mae Relocation 30 yr 5.00% 11/1/33		10,610	10,338
5.00% 8/1/34		65,504	63,782
5.00% 11/1/34		95,866	93,346
5.00% 4/1/35		267,679	260,389
5.00% 10/1/35		448,064	435,862
5.00% 1/1/36		602,765	586,350
Fannie Mae S.F. 15 yr TBA 5.00% 1/1/22		350,000	344,094
5.50% 1/1/22		3,915,000	3,915,000
6.00% 1/1/22		4,420,000	4,482,154
Fannie Mae S.F. 30 yr 5.50% 3/1/29		3,583	3,560
5.50% 4/1/29		3,575	3,552
7.50% 3/1/32		1,520	1,580
7.50% 4/1/32		5,326	5,536
Fannie Mae S.F. 30 yr TBA 5.00% 1/1/37		7,020,000	6,778,687
5.50% 1/1/37		12,535,000	12,390,069
6.00% 1/25/37		6,000,000	6,041,250
6.50% 1/1/37		3,020,000	3,077,567
Freddie Mac 7.00% 1/1/08		35,074	35,140
• Freddie Mac ARM 3.019% 12/1/33		528,790	535,449
4.673% 4/1/34		10,647	10,794
Freddie Mac Relocation 30 yr 5.00% 9/1/33		19,306	18,845
Freddie Mac S.F. 30 yr TBA 6.00% 1/1/37		800,000	806,000
Total Agency Mortgage-Backed Securities (cost $41,862,379)			41,626,918
AGENCY OBLIGATIONS–2.71%
Fannie Mae 3.00% 8/15/07		40,000	39,462
5.00% 9/15/08		1,100,000	1,099,220
6.375% 8/15/07	AUD	965,000	760,831
Federal Farm Credit Bank 5.125% 8/25/16	USD	615,000	623,387
Federal Home Loan Bank 5.375% 8/19/11		1,920,000	1,954,827

Diversified Income Series- 5

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
AGENCY OBLIGATIONS (continued)
^ Financing Corporation Interest Strip CPN 4.79% 4/6/12	USD	645,000	$501,068
CPN 4.797% 5/2/12		125,000	96,989
CPN 4.901% 10/6/12		545,000	411,316
CPN 4.938% 10/6/13		109,000	78,269
CPN 4.948% 10/6/14		650,000	442,948
CPN 5.093% 4/6/14		135,000	94,402
CPN 5.101% 10/6/11		120,000	96,197
CPN 5.175% 3/26/12		200,000	155,431
CPN 5.213% 10/6/15		200,000	129,328
CPN 1 5.162% 5/11/12		330,000	255,948
CPN 1 5.283% 5/11/15		400,000	264,266
CPN 1 5.407% 11/11/17		700,000	403,006
CPN 4 5.213% 10/6/15		200,000	129,328
CPN 12 5.10% 12/6/11		638,000	509,263
CPN 13 5.161% 12/27/12		100,000	74,610
CPN 13 5.208% 6/27/13		400,000	291,138
CPN 13 5.366% 12/27/16		366,000	221,629
CPN 15 4.903% 9/7/13		860,000	620,358
CPN 15 5.252% 3/7/16		674,000	425,955
CPN A 5.098% 8/8/15		150,000	97,916
CPN A 5.099% 2/8/15		150,000	100,453
CPN D 5.112% 9/26/11		550,000	440,630
CPN D 5.119% 9/26/10		600,000	500,182
Freddie Mac 4.625% 12/19/08		525,000	521,369
5.50% 7/18/16		2,200,000	2,286,500
Total Agency Obligations (cost $13,375,896)			13,626,226
COMMERCIAL MORTGAGE-BACKED SECURITIES–1.63%
Bank of America Commercial Mortgage Securities
• Series 2006-3 A4 5.889% 7/10/44		1,410,000	1,465,723
Series 2006-4 A4 5.634% 7/10/46		315,000	321,552
# Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16		300,000	298,836
t Commercial Mortgage Pass Through Certificates
# Series 2001-J1A A2 144A 6.457% 2/14/34		185,380	191,865
Series 2006-C7 A2 5.69% 6/10/46		210,000	213,607
• Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.556% 2/15/39		115,000	116,469
# Crown Castle Towers 144A Series 2005-1A C 5.074% 6/15/35		90,000	88,833
Series 2006-1A B 5.362% 11/15/36		830,000	828,954
# First Union National Bank Commercial Mortgage Trust Series 2001-C2 L 144A 6.46% 1/12/43		200,000	202,196

	Principal Amount[m]		Market Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GE Capital Commercial Mortgage Trust Series 2002-1A A3 6.269% 12/10/35	USD	365,000	$381,345
# Tower 144A Series 2004-2A A 4.232% 12/15/14		65,000	63,268
Series 2006-1 B 5.588% 2/15/36		120,000	120,673
Series 2006-1 C 5.707% 2/15/36		185,000	186,171
GS Mortgage Securities II Series 2006-GG8 A4 5.56% 11/10/39		440,000	446,903
•# Series 2006-RR2 A1 144A 5.689% 6/23/46		345,000	348,573
•# Series 2006-RR3 A1S 144A 5.659% 7/18/56		635,000	644,944
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37		290,000	291,761
Series 2002-C2 A2 5.05% 12/12/34		280,000	276,752
Series 2003-C1 A2 4.985% 1/12/37		20,000	19,700
• Series 2006-LDP7 AJ 5.876% 4/15/45		1,000,000	1,040,316
•# Series 2006-RR1A A1 144A 5.456% 10/18/52		305,000	307,193
LB-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31		110,000	115,859
# Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		110,000	111,098
•# Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.313% 2/15/33		100,000	105,991
Total Commercial Mortgage-Backed Securities (cost $8,099,080)			8,188,582
CONVERTIBLE BONDS–0.22%
Ford Motor 4.25% 12/15/36 exercise price $9.20, expiration date 12/15/36		1,035,000	1,111,331
Total Convertible Bonds (cost $1,060,182)			1,111,331
CORPORATE BONDS–42.44%
Banking–4.26%
BAC Capital Trust XI 6.625% 5/23/36		105,000	113,696
Banco BMG 8.75% 7/1/10		690,000	703,800
•# Banco Macro 144A 9.75% 12/18/36		560,000	574,000
•# Banco Mercantil 144A 6.862% 10/13/21		415,000	421,545
# Bank of Moscow 144A 7.335% 5/13/13		365,000	383,684
Barclays Bank 10.00% 1/6/10	BRL	5,980,000	2,633,830
•# 144A 7.375% 6/29/49	USD	330,000	356,766
Citigroup 0.80% 10/30/08	JPY	99,900,000	838,510
6.125% 8/25/36	USD	100,000	104,493
Credit Suisse First Boston USA 6.125% 11/15/11		115,000	119,202

Diversified Income Series-6

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Banking (continued)
Depfa Bank 20.00% 11/19/07	TRY	3,554,000	$2,503,994
First Union Institutional Capital II 7.85% 1/1/27	USD	950,000	988,459
Fortis Capital 6.25% 6/29/49	EUR	500,000	686,828
•# Glitnir Banki 144A 6.693% 6/15/16	USD	570,000	589,013
•# HBOS 144A 5.92% 9/29/49		300,000	294,781
Kazkommerts International 8.00% 11/3/15		288,000	298,541
# Majapahit Holding 144A 7.75% 10/17/16		210,000	223,388
• MUFG Capital Finance 1 6.346% 7/29/49		360,000	366,010
•# PNC Preferred Funding Trust I 144A 6.517% 12/31/49		400,000	407,398
Popular North America 4.25% 4/1/08		335,000	330,155
• 5.77% 4/6/09		290,000	290,979
Popular North America Capital Trust I 6.564% 9/15/34		260,000	260,099
•# Rabobank Capital Funding II 144A 5.26% 12/29/49		235,000	230,148
• RBS Capital Trust I 4.709% 12/29/49		180,000	171,344
• Resona Bank 4.125% 9/29/49	EUR	450,000	574,321
# 144A 5.85% 9/29/49	USD	605,000	591,798
•# Resona Preferred Global Securities 144A 7.191% 12/29/49		1,020,000	1,065,984
# Russian Standard Bank 144A 8.625% 5/5/11		265,000	266,246
•# Shinsei Finance 144A 6.418% 1/29/49		475,000	475,280
Sovereign Capital Trust VI 7.908% 6/13/36		510,000	574,620
# TuranAlem Finance 144A 7.75% 4/25/13		600,000	612,750
Vneshtorgbank 4.25% 2/15/16	EUR	570,000	739,008
•# 144A 5.97% 8/1/08	USD	260,000	260,455
• Wachovia Capital Trust III 5.80% 3/15/42		555,000	560,097
WM Covered Bond Program 3.875% 9/27/11	EUR	1,400,000	1,825,811
			21,437,033
Basic Industry–4.08%
Abitibi-Consolidated Finance 7.875% 8/1/09	USD	240,000	235,200
AK Steel 7.875% 2/15/09		450,000	452,250
Alrosa Finance 8.875% 11/17/14		222,000	257,299
@# 144A 8.875% 11/17/14		594,000	689,783
Barrick Gold Finance 7.50% 5/1/07		60,000	60,413
Bowater 9.00% 8/1/09		705,000	742,013
9.50% 10/15/12		650,000	676,000

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Basic Industry (continued)
Donohue Forest Products 7.625% 5/15/07	USD	275,000	$275,688
EvrazSecurities 10.875% 8/3/09		500,000	549,975
Georgia-Pacific 8.875% 5/15/31		355,000	377,188
9.50% 12/1/11		750,000	825,000
# 144A 7.00% 1/15/15		575,000	576,438
Ispat Inland 9.75% 4/1/14		65,000	72,734
Lubrizol 4.625% 10/1/09		725,000	711,635
Lyondell Chemical 8.00% 9/15/14		500,000	521,250
8.25% 9/15/16		500,000	527,500
10.50% 6/1/13		50,000	55,250
# Momentive Performance Materials 144A 9.75% 12/1/14		775,000	778,875
# Nell AF Sarl 144A 8.375% 8/15/15		525,000	542,063
NewPage 10.00% 5/1/12		600,000	636,000
Norske Skog Canada 8.625% 6/15/11		1,050,000	1,068,374
# Norske Skogindustrier 144A 7.125% 10/15/33		600,000	568,144
# Port Townsend Paper 144A 11.00% 4/15/11		685,000	606,225
Potlatch 13.00% 12/1/09		675,000	781,697
# Sappi Papier 144A 6.75% 6/15/12		415,000	414,362
7.50% 6/15/32		1,175,000	1,100,612
‡ Solutia 6.72% 10/15/37		615,000	601,931
Southern Copper 7.50% 7/27/35		125,000	136,161
# Stora Enso Oyj 144A 7.25% 4/15/36		345,000	362,741
Tembec Industries 8.625% 6/30/09		2,975,000	2,052,749
Vale Overseas 6.25% 1/23/17		990,000	999,451
6.875% 11/21/36		1,295,000	1,334,686
Weyerhaeuser 7.125% 7/15/23		525,000	526,121
Witco 6.875% 2/1/26		425,000	374,000
			20,489,808
Brokerage–0.82%
• Ameriprise Financial 7.518% 6/1/66		440,000	484,021
Amvescap 4.50% 12/15/09		150,000	146,334
E Trade Financial 8.00% 6/15/11		700,000	735,000
Goldman Sachs Group 6.345% 2/15/34		320,000	324,971
LaBranche 9.50% 5/15/09		560,000	590,800
11.00% 5/15/12		950,000	1,028,374
Merrill Lynch
• 2.86% 3/12/07		95,000	94,676
6.05% 5/16/16		325,000	336,989
6.22% 9/15/26		180,000	186,014
Morgan Stanley 6.25% 8/9/26		185,000	194,005
			4,121,184
Capital Goods–2.04%
# Aleris Intlernational 144A 10.00% 12/15/16		750,000	755,625

Diversified Income Series- 7

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Capital Goods (continued)
Armor Holdings 8.25% 8/15/13	USD	525,000	$548,625
# Berry Plastics 144A 8.875% 9/15/14		550,000	561,000
Building Materials 8.00% 10/15/07		475,000	483,930
Casella Waste Systems 9.75% 2/1/13		1,125,000	1,184,062
Caterpillar 6.05% 8/15/36		245,000	253,067
CPG International 10.50% 7/1/13		325,000	332,719
# Esco 144A 8.625% 12/15/13		350,000	361,375
General Electric 5.00% 2/1/13		365,000	361,416
Geo Sub 11.00% 5/15/12		625,000	606,250
Graham Packaging 9.875% 10/15/14		975,000	989,625
Interface 10.375% 2/1/10		725,000	804,750
Intertape Polymer 8.50% 8/1/14		485,000	440,138
☐ NTK Holdings 10.75% 3/1/14		575,000	405,375
# Penhall International 144A 12.00% 8/1/14		350,000	379,750
# Rental Service 144A 9.50% 12/1/14		800,000	830,000
# Siemens Finance 144A 6.125% 8/17/26		310,000	317,655
WCA Waste 9.25% 6/15/14		600,000	630,000
			10,245,362
Communications–6.30%
■ Adelphia Communications 8.125% 4/1/07		280,000	258,300
America Movil 6.375% 3/1/35		370,000	362,838
American Tower 7.125% 10/15/12		660,000	681,450
American Towers 7.25% 12/1/11		175,000	182,000
AT&T 7.30% 11/15/11		325,000	352,231
8.00% 11/15/31		380,000	472,884
Bellsouth 4.20% 9/15/09		250,000	243,187
British Telecommunications 9.125% 12/15/30		295,000	404,690
# Broadview Networks 144A 11.375% 9/1/12		450,000	471,375
CCH I Holdings 13.50% 1/15/14		725,000	715,938
■ Century Communications 9.50% 4/1/07		2,500,000	3,037,499
Charter Communication Holdings 13.50% 1/15/11		1,275,000	1,268,624
Cincinnati Bell 8.375% 1/15/14		325,000	335,563
# CMP Susquehanna 144A 9.875% 5/15/14		375,000	375,000
Comcast
• 5.674% 7/14/09		375,000	376,099
6.45% 3/15/37		240,000	240,926
6.50% 11/15/35		365,000	368,777
Cox Communications 4.625% 1/15/10		150,000	146,927
# Cricket Communications 144A 9.375% 11/1/14		550,000	583,000
Dex Media East 12.125% 11/15/12		350,000	386,313
# Digicel Limited 144A 9.25% 9/1/12		1,195,000	1,281,637
GTE California 7.65% 3/15/07		470,000	471,690
Hughes Network Systems/Finance 9.50% 4/15/14		2,025,000	2,123,718

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Communications (continued)
☐ Inmarsat Finance 10.375% 11/15/12	USD	1,150,000	$1,065,187
Insight Communications 12.25% 2/15/11		315,000	330,750
Insight Midwest 9.75% 10/1/09		160,000	163,001
• IWO Holdings 9.124% 1/15/12		40,000	41,000
Level 3 Communications 11.50% 3/1/10		600,000	639,000
# Level 3 Financing 144A 9.25% 11/1/14		300,000	307,500
Mediacom Broadband 8.50% 10/15/15		25,000	25,438
Mediacom Capital 9.50% 1/15/13		1,650,000	1,707,749
# MetroPCS Wireless 144A 9.25% 11/1/14		275,000	288,750
# Net Servicos 144A 9.25% 11/27/49		370,000	378,325
# Pakistan Mobile Communications 144A 8.625% 11/13/13		730,000	767,413
# Quebecor World 144A 9.75% 1/15/15		400,000	404,500
Qwest 7.50% 10/1/14		750,000	798,750
• 8.61% 6/15/13		125,000	135,938
Rural Cellular 9.875% 2/1/10		820,000	876,375
• 11.121% 11/1/12		230,000	240,925
Sprint Capital 6.875% 11/15/28		175,000	175,669
7.625% 1/30/11		370,000	396,506
8.75% 3/15/32		195,000	235,368
Telecom Italia Capital 4.00% 1/15/10		670,000	640,225
• 5.984% 7/18/11		445,000	444,863
7.20% 7/18/36		575,000	602,595
Telefonica Emisones
• 5.665% 6/19/09		265,000	265,504
5.984% 6/20/11		365,000	371,905
6.421% 6/20/16		310,000	320,367
7.045% 6/20/36		110,000	117,213
Telefonos de Mexico 4.50% 11/19/08		395,000	389,850
THOMSON 5.75% 2/1/08		100,000	100,325
Time Warner Entertainment 8.375% 3/15/23		210,000	246,943
Triton PCS 8.50% 6/1/13		710,000	683,375
9.375% 2/1/11		1,075,000	1,015,875
# True Move 144A 10.75% 12/16/13		740,000	725,200
• US LEC 13.87% 10/1/09		150,000	159,750
Vertis 10.875% 6/15/09		810,000	818,100
Vimpel Communication 8.25% 5/23/16		622,000	653,878
			31,674,778
Consumer Cyclical–7.20%
Accuride 8.50% 2/1/15		250,000	241,875
Boyd Gaming 8.75% 4/15/12		675,000	708,750
Brickman Group 11.75% 12/15/09		305,000	325,588
Carrols 9.00% 1/15/13		425,000	436,688
Centex 6.50% 5/1/16		650,000	666,123
Corrections Corporation of America 7.50% 5/1/11		525,000	543,375
• DaimlerChrysler 5.82% 8/3/09		940,000	942,195

Diversified Income Series- 8

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
Denny's 10.00% 10/1/12	USD	525,000	$556,500
Ford Motor 7.45% 7/16/31		725,000	572,750
7.70% 5/15/97		230,000	168,475
Ford Motor Credit
5.75% 1/12/09	EUR	971,000	1,284,656
7.375% 10/28/09	USD	485,000	486,338
8.00% 12/15/16		565,000	559,248
• 8.11% 1/13/12		665,000	659,770
9.875% 8/10/11		1,730,000	1,851,986
# 144A 9.75% 9/15/10		380,000	404,561
# Galaxy Entertainment Finance 144A 9.875% 12/15/12		1,816,000	1,954,469
Gaylord Entertainment 8.00% 11/15/13		525,000	547,313
General Motors 8.375% 7/15/33		1,700,000	1,580,999
General Motors Acceptance Corporation 5.375% 6/6/11	EUR	610,000	814,002
6.125% 3/15/07	EUR	460,000	608,892
6.875% 9/15/11	USD	2,060,000	2,115,040
8.00% 11/1/31		735,000	846,280
General Motors Acceptance International Finance 4.125% 2/6/07	EUR	825,000	1,088,677
Harrah's Operating 5.625% 6/1/15	USD	215,000	184,690
6.50% 6/1/16		1,505,000	1,349,783
Home Depot 5.875% 12/16/36		625,000	615,461
Landry's Restaurant 7.50% 12/15/14		425,000	417,563
Lodgenet Entertainment 9.50% 6/15/13		905,000	979,663
Majestic Star Casino 9.50% 10/15/10		550,000	580,250
Mandalay Resorts 9.375% 2/15/10		750,000	806,250
9.50% 8/1/08		700,000	738,500
MGM Mirage 7.625% 1/15/17		475,000	478,563
# Micheals Stores 144A 11.375% 11/1/16		475,000	497,563
Neiman Marcus 9.00% 10/15/15		445,000	487,831
10.375% 10/15/15		970,000	1,083,975
NPC International 9.50% 5/1/14		525,000	540,750
O'Charleys 9.00% 11/1/13		425,000	448,375
Penney (J.C.) 7.375% 8/15/08		215,000	220,253
7.625% 3/1/97		65,000	66,560
8.125% 4/1/27		270,000	277,770
Playtex Products 9.375% 6/1/11		630,000	659,925
# Pokagon Gaming Authority 144A 10.375% 6/15/14		775,000	852,500
Procter & Gamble 2.00% 6/21/10	JPY	94,000,000	812,362
Time Warner 5.50% 11/15/11	USD	325,000	324,510
5.875% 11/15/16		215,000	214,854
6.50% 11/15/36		220,000	219,689

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
☐ Town Sports International 11.00% 2/1/14	USD	400,000	$350,500
True Temper Sports 8.375% 9/15/11		250,000	218,750
Viacom
• 5.711% 6/16/09		275,000	275,652
5.75% 4/30/11		300,000	300,437
Visteon 8.25% 8/1/10		665,000	651,700
Wheeling Island Gaming 10.125% 12/15/09		950,000	972,563
WMG Acquisition 7.375% 4/15/14		625,000	621,875
			36,213,667
Consumer Non-Cyclical–3.07%
AmerisourceBergen 5.875% 9/15/15		470,000	461,905
Boston Scientific 6.40% 6/15/16		530,000	537,281
Constellation Brands 8.125% 1/15/12		675,000	705,375
Cott Beverages 8.00% 12/15/11		625,000	640,625
CRC Health 10.75% 2/1/16		715,000	772,200
# Elan Finance 144A 8.875% 12/1/13		650,000	653,250
Gold Kist 10.25% 3/15/14		450,000	518,585
HCA 6.50% 2/15/16		1,415,000	1,199,212
# 144A 9.125% 11/15/14		170,000	182,113
# 144A 9.25% 11/15/16		250,000	268,438
# Healthsouth 144A 10.75% 6/15/16		1,440,000	1,556,999
Ingles Markets 8.875% 12/1/11		750,000	785,625
Kraft Foods 6.50% 11/1/31		105,000	113,506
Medco Health Solutions 7.25% 8/15/13		480,000	515,900
# Miller Brewing 144A 4.25% 8/15/08		175,000	171,968
National Beef Packing 10.50% 8/1/11		850,000	901,000
Pilgrim's Pride 9.625% 9/15/11		320,000	336,000
Pinnacle Foods 8.25% 12/1/13		575,000	591,531
Reynolds American 6.50% 6/1/07		625,000	628,964
Swift 12.50% 1/1/10		425,000	436,688
US Oncology 9.00% 8/15/12		125,000	132,500
10.75% 8/15/14		750,000	832,500
UST 6.625% 7/15/12		85,000	89,695
☐ Vanguard Health 11.25% 10/1/15		1,375,000	1,065,625
Warner Chilcott 8.75% 2/1/15		550,000	566,500
# Wimar Opco 144A 9.625% 12/15/14		350,000	348,250
Wyeth 5.50% 2/1/14		410,000	412,702
			15,424,937
Electric–2.00%
# Abu Dhabi National Energy 144A 5.875% 10/27/16		330,000	332,954
6.50% 10/27/36		1,555,000	1,609,235
Avista 9.75% 6/1/08		415,000	437,157
# Calpine 144A 8.496% 7/15/07		180,838	199,825
Dominion Resources 5.687% 5/15/08		445,000	445,789
• 6.30% 9/30/66		380,000	382,127
Duke Capital 5.668% 8/15/14		360,000	359,575
Elwood Energy 8.159% 7/5/26		854,100	896,609
FPL Group Capital 5.625% 9/1/11		295,000	298,535

Diversified Income Series- 9

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Hydro Quebec 10.50% 10/15/21	CAD	293,000	$408,366
Midwest Generation 8.30% 7/2/09	USD	490,918	505,032
8.75% 5/1/34		850,000	926,500
Mirant Americas Generation 8.30% 5/1/11		725,000	746,750
Mirant North America 7.375% 12/31/13		375,000	382,500
Oncor Electric Delivery 7.00% 9/1/22		450,000	485,219
Orion Power 12.00% 5/1/10		575,000	655,500
Pepco Holdings 5.50% 8/15/07		470,000	469,693
• 5.994% 6/1/10		265,000	265,598
# Power Contract Financing 144A 6.256% 2/1/10		166,281	167,239
# Tenaska Alabama Partners 144A 7.00% 6/30/21		96,921	96,742
Xcel Energy 6.50% 7/1/36		10,000	10,601
			10,081,546
Energy–2.21%
Anadarko Petroleum 5.95% 9/15/16		190,000	190,745
Bluewater Finance 10.25% 2/15/12		480,000	505,200
# Canadian Oil Sands 144A 4.80% 8/10/09		115,000	112,891
Chesapeake Energy 6.625% 1/15/16		160,000	159,800
# Complete Production Services 144A 8.00% 12/15/16		450,000	463,500
Compton Petroleum Finance 7.625% 12/1/13		775,000	751,750
Gazprom 4.56% 12/9/12	EUR	1,050,000	1,369,056
# 144A 6.212% 11/22/16	USD	370,000	373,515
# Hilcorp Energy I 144A 7.75% 11/1/15		150,000	148,125
9.00% 6/1/16		750,000	796,875
10.50% 9/1/10		525,000	564,375
Mariner Energy 7.50% 4/15/13		400,000	390,000
Nexen 5.875% 3/10/35		95,000	89,222
# OPTI Canada 144A 8.25% 12/15/14		400,000	413,000
# Pan American Energy 144A 7.75% 2/9/12		445,000	460,575
Petrohawk Energy 9.125% 7/15/13		925,000	975,875
# Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16		425,000	427,034
5.838% 9/30/27		500,000	481,723
# Regency Energy Partners 144A 8.375% 12/15/13		950,000	957,125
• Secunda International 13.374% 9/1/12		390,000	404,138
# TNK-BP Finance 144A 7.50% 7/18/16		700,000	746,375
Weatherford International 4.95% 10/15/13		72,000	69,066
Whiting Petroleum 7.25% 5/1/13		275,000	277,063
			11,127,028

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Finance Companies–3.52%
• American Express 6.80% 9/1/66	USD	210,000	$224,330
American General Finance 4.875% 7/15/12		830,000	810,742
# Buffalo Thunder Development Authority 44A 9.375% 12/15/14		875,000	892,500
•# C10 Capital 144A 6.722% 12/31/49		310,000	309,058
# CFG Investment 144A 9.25% 12/19/13		465,000	466,163
FTI Consulting 7.625% 6/15/13		800,000	830,000
GE Capital UK Funding 4.625% 1/18/16	GBP	320,000	592,297
General Electric Capital 5.125% 1/28/14	SEK	6,500,000	1,001,185
•# Hellas Telecommunication II 144A 11.115% 1/15/15	USD	650,000	655,688
# Hexion Finance 144A 9.75% 11/15/14		600,000	611,250
HSBC Finance 4.625% 9/15/10		615,000	602,145
# Idearc 144A 8.00% 11/15/16		520,000	530,400
International Lease Finance 4.625% 6/2/08		130,000	128,523
JP Morgan Chase Capital XVIII 6.95% 8/17/36		330,000	358,123
XX 6.55% 9/29/36		85,000	88,063
• Lehman Brothers UK Capital Funding II 3.875% 2/28/49	EUR	450,000	576,265
• Nelnet 7.40% 9/29/36	USD	215,000	221,617
^t# Peru Enhanced Pass Through Finance 144A 3.936% 5/31/18		930,000	620,775
5.831% 5/31/25		1,115,000	415,338
Red Arrow International Leasing 8.375% 3/31/12	RUB	62,961,878	2,467,005
Residential Capital
• 5.85% 6/9/08	USD	390,000	389,339
6.00% 2/22/11		330,000	329,673
6.125% 11/21/08		615,000	618,318
6.375% 6/30/10		285,000	288,540
6.375% 5/17/13	GBP	312,000	612,086
6.50% 4/17/13	USD	1,205,000	1,222,750
6.875% 6/30/15		835,000	867,021
•# 144A 7.204% 4/17/09		345,000	346,906
•# SMFG Preferred Capital 1 144A 6.078% 12/29/49		345,000	341,022
•# Xstrata Finance 144A 5.724% 11/13/09		310,000	310,282
			17,727,404
Industrial–0.52%
Adesa 7.625% 6/15/12		700,000	726,250
# Knowledge Learning 144A 7.75% 2/1/15		200,000	192,500
# Mobile Services 144A 9.75% 8/1/14		375,000	393,750
Mueller 10.00% 5/1/12		324,000	353,970
# RBS Global & Rexnord 144A 11.75% 8/1/16		425,000	446,250
Trimas 9.875% 6/15/12		500,000	486,250
			2,598,970

Diversified Income Series-10

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Insurance–2.00%
ASIF III 0.95% 7/15/09	JPY	100,000,000	$837,766
# Farmers Exchange Capital 144A 7.05% 7/15/28	USD	650,000	680,204
# Farmers Insurance Exchange 144A 6.00% 8/1/14		70,000	69,310
8.625% 5/1/24		255,000	306,602
•# Financial Security Assurance 144A 6.40% 12/15/66		210,000	211,671
•# Great West Life & Annuity Insurance 144A 7.153% 5/16/46		205,000	217,608
# Liberty Mutual 144A 6.70% 8/15/16		265,000	280,066
Marsh & McLennan 5.15% 9/15/10		370,000	363,812
5.375% 3/15/07		370,000	369,896
• 5.513% 7/13/07		430,000	430,080
MetLife 5.00% 6/15/15		180,000	174,875
• 6.40% 12/15/36		440,000	443,500
# Metropolitan Life Global Funding I 144A 4.25% 7/30/09		450,000	439,488
Montpelier Re 6.125% 8/15/13		215,000	209,741
# Nationwide Mutual Insurance 144A 7.875% 4/1/33		375,000	446,178
# Nippon Life Insurance 144A 4.875% 8/9/10		535,000	523,707
•t# North Front Pass Through Trust 144A 5.81% 12/15/24		750,000	739,534
SAFECO Capital Trust I 8.072% 7/15/37		245,000	256,454
St. Paul Travelers 5.01% 8/16/07		290,000	288,934
•t# Twin Reefs Pass Through Trust 144A 6.35% 12/31/49		600,000	601,141
WellPoint
4.25% 12/15/09		130,000	126,451
5.85% 1/15/36		585,000	570,244
Willis North America
5.125% 7/15/10		270,000	263,440
5.625% 7/15/15		185,000	177,380
•# ZFS Finance USA Trust I 144A 6.45% 12/15/65		1,000,000	1,021,705
			10,049,787
Natural Gas–0.99%
El Paso Natural Gas 7.625% 8/1/10		715,000	750,749
# El Paso Performance-Linked Trust 144A 7.75% 7/15/11		325,000	345,313
El Paso Production 7.75% 6/1/13		300,000	315,375
Enterprise Products Operating 4.00% 10/15/07		110,000	108,675
4.625% 10/15/09		330,000	323,306
• 8.375% 8/1/66		730,000	792,056
Inergy Finance 6.875% 12/15/14		275,000	271,563
8.25% 3/1/16		75,000	79,125

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Natural Gas (continued)
Kinder Morgan Finance 5.35% 1/5/11	USD	495,000	$483,211
# Nakilat 144A 6.067% 12/31/33		215,000	214,078
6.267% 12/31/33		400,000	397,591
Oneok 5.51% 2/16/08		385,000	384,830
• Sempra Energy 5.845% 5/21/08		115,000	115,050
Valero Logistics Operations 6.05% 3/15/13		415,000	418,594
			4,999,516
Real Estate–0.72%
American Real Estate Partners 8.125% 6/1/12		500,000	518,750
BF Saul REIT 7.50% 3/1/14		585,000	597,431
Developers Diversified Realty 4.625% 8/1/10		90,000	87,692
5.25% 4/15/11		95,000	94,147
5.375% 10/15/12		415,000	411,522
# Greentown China 144A 9.00% 11/8/13		740,000	764,050
HRPT Properties Trust 5.75% 2/15/14		280,000	280,589
Rouse 7.20% 9/15/12		350,000	359,807
# Shimao Property 144A 8.00% 12/1/16		505,000	515,100
			3,629,088
Technology–1.22%
# Freescale Semiconductor 144A 9.125% 12/15/14		115,000	114,856
10.125% 12/15/16		1,290,000	1,298,063
International Business Machine 4.00% 11/11/11	EUR	1,000,000	1,308,028
iPayment 9.75% 5/15/14	USD	70,000	72,275
MagnaChip Semiconductor 8.00% 12/15/14		1,375,000	928,125
# NXP Funding 144A 9.50% 10/15/15		375,000	386,250
Solectron Global Finance 8.00% 3/15/16		475,000	483,313
Sungard Data Systems 10.25% 8/15/15		806,000	864,435
# Telcordia Technologies 144A 10.00% 3/15/13		330,000	292,050
# UGS Capital II PIK 144A 10.348% 6/1/11		400,830	403,836
			6,151,231
Transportation–1.49%
American Airlines 6.817% 5/23/11		305,000	309,862
6.977% 5/23/21		116,926	115,757
7.377% 5/23/19		534,823	522,789
Continental Airlines 6.503% 6/15/11		205,000	211,150
# Erac USA Finance 144A 5.30% 11/15/08		100,000	99,482
7.35% 6/15/08		505,000	517,817
# Hertz 144A 8.875% 1/1/14		475,000	499,938
☐ H-Lines Finance 11.00% 4/1/13		646,000	604,010
Horizon Lines 9.00% 11/1/12		354,000	373,470

Diversified Income Series- 11

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Kansas City Southern de Mexico 9.375% 5/1/12	USD	510,000	$546,975
12.50% 6/15/12		200,000	217,000
# 144A 7.625% 12/1/13		1,130,000	1,132,824
Kansas City Southern Railway 9.50% 10/1/08		350,000	367,500
‡ Northwest Airlines 7.041% 4/1/22		101,919	102,747
OMI 7.625% 12/1/13		640,000	657,600
Seabulk International 9.50% 8/15/13		515,000	560,063
Stena 9.625% 12/1/12		600,000	642,000
			7,480,984
Total Corporate Bonds (cost $208,073,865)			213,452,323
FOREIGN AGENCIES–1.69% ▲
Austria–0.34%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	196,000,000	1,690,123
			1,690,123
Germany–1.06%
KFW 1.75% 3/23/10	JPY	95,000,000	817,937
3.50% 7/4/21	EUR	1,911,000	2,337,192
4.95% 10/14/14	CAD	424,000	377,668
8.25% 9/20/07	ISK	73,400,000	997,269
Rentenbank 1.375% 4/25/13	JPY	99,000,000	830,817
			5,360,883
Mexico–0.15%
Pemex Project Funding Master Trust 6.625% 6/15/35	USD	723,000	740,533
			740,533
Ukraine–0.14%
Exim of Ukraine 7.65% 9/7/11	USD	270,000	276,337
7.75% 9/23/09	USD	405,000	416,623
			692,960
Total Foreign Agencies (cost $8,530,042)			8,484,499
MUNICIPAL BONDS–0.11%
Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)		85,000	91,755
California State 5.00% 2/1/33		25,000	26,113
California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)		95,000	100,948
Colorado Department of Transportation Revenue 5.00% 12/15/12 (FGIC)		5,000	5,357
Illinois State Taxable Pension 5.10% 6/1/33		10,000	9,592
Massachusetts Health & Education Facilities Authority Revenue Series A 5.00% 7/15/36		220,000	234,392

	Principal Amount[m]		Market Value (U.S. $)
MUNICIPAL BONDS (continued)
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	USD	25,000	$27,074
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)		40,000	43,004
Oregon State Taxable Pension 5.892% 6/1/27		5,000	5,245
Total Municipal Bonds (cost $525,272)			543,480
NON-AGENCY ASSET-BACKED SECURITIES–1.52%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 9/25/13		719,246	710,647
Countrywide Asset-Backed Certificates
• Series 2006-4 2A2 5.53% 7/25/36		1,050,000	1,051,752
• Series 2006-11 1AF3 6.05% 9/25/46		735,000	742,350
• Series 2006-15 A3 5.689% 10/25/46		165,000	165,399
Series 2006-S3 A2 6.085% 6/25/21		475,000	479,261
• Series 2006-S7 A3 5.712% 11/25/35		1,115,000	1,112,337
• Series 2006-S9 A3 5.728% 8/25/36		745,000	740,437
# Credit-Based Asset Service and Securitization Series 2006-SL1 A2 144A 5.556% 9/25/36		450,000	449,561
# Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		640,000	648,596
• GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36		180,000	179,948
•# MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		243,110	238,552
MBNA Master Credit Card Trust Series 2000-D C 8.40% 9/15/09		25,000	25,205
Mid-State Trust
Series 11 A1 4.864% 7/15/38		18,944	18,222
Series 2004-1 A 6.005% 8/15/37		10,241	10,400
Series 2005-1 A 5.745% 1/15/40		225,120	224,838
# Series 2006-1 A 144A 5.787% 10/15/40		276,415	276,501
• Option One Mortgage Loan Trust Series 2005-4 A3 5.61% 11/25/35		230,000	230,580
Renaissance Home Equity Loan Trust Series 2005-4 A2 5.399% 2/25/36		170,000	169,187
Series 2005-4 A3 5.565% 2/25/36		110,000	109,757
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31		48,927	43,958
• Series 2005-NC1 A7 5.58% 2/25/35		39,840	39,875
Total Non-Agency Asset-Backed Securities (cost $7,667,092)			7,667,363

Diversified Income Series- 12

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.08%
Bank of America Alternative Loan Trust Series 2003-10 2A1 6.00% 12/25/33	USD	10,637	$10,660
Series 2004-2 1A1 6.00% 3/25/34		3,068	3,074
Series 2004-10 1CB1 6.00% 11/25/34		82,082	82,433
Series 2005-3 2A1 5.50% 4/25/20		103,719	103,265
Series 2005-5 2CB1 6.00% 6/25/35		194,342	194,707
Series 2005-6 7A1 5.50% 7/25/20		264,208	262,887
Series 2005-9 5A1 5.50% 10/25/20		521,711	518,777
Bank of America Funding Series 2005-8 1A1 5.50% 1/25/36		1,340,368	1,312,305
Bank of America Mortgage Securities
• Series 2003-D 1A2 6.114% 5/25/33		260	262
• Series 2004-G 2A3 4.232% 8/25/34		43,774	43,618
Series 2005-9 2A1 4.75% 10/25/20		360,697	352,950
• Series 2005-A 1A1 4.041% 2/25/35		112,815	111,546
• Bear Stearns Alternative-A Trust Series 2006-3 33A1 6.189% 5/25/36		455,381	460,631
Series 2006-4 23A5 6.242% 8/25/36		470,580	477,035
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		363,759	362,891
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18		590,687	581,466
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35		424,093	424,756
• Series 2004-J7 1A2 4.673% 8/25/34		32,488	32,228
• Series 2005-63 3A1 5.895% 11/25/35		359,417	359,507
Series 2006-2CB A3 5.50% 3/25/36		301,865	302,387
t Countrywide Home Loan Mortgage Pass Through Trust
• Series 2003-21 A1 4.077% 5/25/33		990	977
Series 2005-23 A1 5.50% 11/25/35		1,759,963	1,723,114
Series 2006-1 A2 6.00% 3/25/36		323,900	323,936
• Series 2006-HYB3 3A1A 6.113% 5/20/36		414,192	418,304
Credit Suisse First Boston Mortgage Securities Series 2003-29 5A1 7.00% 12/25/33		13,756	14,014
First Horizon Asset Securities Series 2003-5 1A17 8.00% 7/25/33		2,181	2,307
• Series 2004-AR5 4A1 5.682% 10/25/34		29,044	28,889
• General Motors Acceptance Corporation Mortgage Loan Trust Series 2005-AR2 4A 5.188% 5/25/35		350,981	344,322
# GSMPS Mortgage Loan Trust 144A Series 2005-RP1 1A3 8.00% 1/25/35		343,219	363,244
Series 2005-RP1 1A4 8.50% 1/25/35		281,761	300,863
Series 2006-RP1 1A2 7.50% 1/25/36		452,047	471,218
• Indymac Index Mortgage Loan Trust Series 2005-AR25 1A21 5.877% 12/25/35		376,185	376,467
Series 2006-AR2 1A1A 5.57% 4/25/46		480,019	480,390
• JPMorgan Mortgage Trust Series 2005-A4 1A1 5.406% 7/25/35		340,494	336,134
Series 2005-A6 1A2 5.152% 9/25/35		855,000	856,515

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY COLLATERALIZED SECURITIES (continued)
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	USD	305,684	$305,465
• MASTR Adjustable Rate Mortgages Trust Series 2003-6 1A2 5.883% 12/25/33		6,116	6,191
Series 2005-6 7A1 5.375% 6/25/35		212,359	209,382
MASTR Alternative Loans Trust Series 2003-9 1A1 5.50% 12/25/18		60,552	60,249
Series 2005-3 7A1 6.00% 4/25/35		97,414	97,451
# MASTR Reperforming Loan Trust 144A Series 2005-1 1A5 8.00% 8/25/34		524,261	553,482
Series 2005-2 1A4 8.00% 5/25/35		315,619	332,682
Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36		216,566	219,680
Nomura Asset Acceptance Series 2005-WF1 2A2 4.786% 3/25/35		275,000	270,742
• Series 2006-AF1 1A2 6.159% 5/25/36		400,000	403,857
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34		11,292	11,366
Residential Accredit Loans Series 2005-QS9 A6 5.50% 6/25/35		150,000	145,313
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		1,115	1,132
Series 2004-SL4 A3 6.50% 7/25/32		51,949	52,806
Series 2005-SL1 A2 6.00% 5/25/32		125,051	127,799
• Residential Funding Mortgage Security I Series 2006-SA3 3A1 6.06% 9/25/36		534,559	538,379
• Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34		37,607	37,208
Series 2005-3XS A2 5.60% 1/25/35		273,407	273,629
Structured Asset Securities
• Series 2002-22H 1A 6.958% 11/25/32		1,702	1,732
Series 2004-5H A2 4.43% 12/25/33		218,065	215,233
Series 2004-12H 1A 6.00% 5/25/34		39,720	39,795
Washington Mutual Series 2004-CB3 1A 6.00% 10/25/34		53,892	53,976
Series 2004-CB3 4A 6.00% 10/25/19		16,861	17,025
• Series 2006-AR7 1A 5.807% 7/25/46		247,064	247,113
• Series 2006-AR10 1A1 5.97% 9/25/36		557,935	562,737
t Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		55,871	55,464
Series 2005-1 6A2 6.50% 3/25/35		12,238	12,309
Series 2005-9 3CB 5.50% 10/25/20		282,080	280,877
Series 2006-2 2CB 6.50% 3/25/36		287,024	290,702
Series 2006-5 2CB3 6.00% 7/25/36		518,158	523,590
Series 2006-5 LB1 6.00% 7/25/36		233,893	232,068
• Series 2006-AR5 3A 5.77% 7/25/46		362,658	363,578

Diversified Income Series-13

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
NON-AGENCY COLLATERALIZED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust
• Series 2004-T A1 4.382% 9/25/34	USD	148,401	$148,514
Series 2005-12 1A7 5.50% 11/25/35		488,900	474,844
Series 2005-14 2A1 5.50% 12/25/35		755,279	739,465
Series 2005-17 1A1 5.50% 1/25/36		424,016	415,138
Series 2005-17 1A2 5.50% 1/25/36		395,430	388,451
Series 2006-1 A3 5.00% 3/25/21		781,111	762,804
Series 2006-2 3A1 5.75% 3/25/36		452,612	448,086
• Series 2006-AR4 1A1 5.865% 4/25/36		604,181	603,607
• Series 2006-AR4 2A1 5.787% 4/25/36		421,235	419,137
• Series 2006-AR5 2A1 5.536% 4/25/36		526,489	525,045
• Series 2006-AR10 5A1 5.605% 7/25/36		497,490	497,972
• Series 2006-AR19 A1 5.69% 12/25/36		1,583,340	1,575,171
Total Non-Agency Collateralized Mortgage Obligations (cost $25,510,554)			25,579,325
REGIONAL AGENCIES–3.23%▲
Australia–3.23%
New South Wales Treasury 5.50% 8/1/14	AUD	10,502,000	7,942,168
5.50% 3/1/17	AUD	2,600,000	1,950,214
6.00% 5/1/12	AUD	4,398,000	3,423,855
Queensland Treasury 6.00% 10/14/15	AUD	3,775,000	2,957,152
Total Regional Agencies (cost $15,934,738)			16,273,389
REGIONAL AUTHORITY–0.24%
Canada – 0.24%
Ontario Province 1.875% 1/25/10	JPY	48,000,000	414,258
4.50% 3/8/15	CAD	460,000	399,671
5.375% 12/2/12	CAD	418,000	380,858
Total Regional Authority (cost $1,216,501)			1,194,787
❖ SENIOR SECURED LOANS–2.24%
@ Avis Car Rental 6.35% 4/19/12	USD	124,429	123,962
@ AWAS 2nd Lien 11.00% 3/21/13		483,587	490,841
Ford Motor 8.36% 11/29/13		2,000,000	2,006,249
General Motors 7.745% 11/17/13		1,325,000	1,329,140
@ Georgia Pacific Term Tranche Loan B 6.661% 12/20/12		990,000	990,000
HCA 8.086% 11/17/13		1,000,000	1,013,438
@ Healthsouth 8.15% 3/10/13		1,194,000	1,204,447
Idearc 7.32% 11/17/14		300,000	301,688
LA Petite 2nd Lien 12.61% 2/17/13		200,000	202,000
Lyondell Chemical 7.11% 8/16/13		598,500	602,241
Talecris Biotherapeutics 2nd Lien 13.50% 12/6/14		600,000	605,250
@ United Airlines Bank Loan Tranche B 8.625% 2/1/12		781,075	786,933
9.188% 2/1/12		49,750	50,123

	Principal Amount[m]		Market Value (U.S. $)
❖ SENIOR SECURED LOANS (continued)
@ Visteon 8.18% 6/13/13	USD	200,000	$201,125
Wind Acquisition PIK 12.54% 12/7/11		780,000	792,675
@ Windstream Term Loan B 7.26% 7/17/13		585,000	589,388
Total Senior Secured Loans (cost $11,232,567)			11,289,500
SOVEREIGN AGENCIES–0.75% ▲
France – 0.06%
Caisse d'Amortissement de la Dette Sociale 3.625% 4/25/16	EUR	226,000	288,370
			288,370
Japan – 0.52%
Development Bank of Japan 1.70% 9/20/22	JPY	190,000,000	1,506,070
Japan Finance Corporation for Municipal Enterprises 2.00% 5/9/16	JPY	130,000,000	1,129,606
			2,635,676
Norway – 0.17%
Kommunalbanken 4.25% 10/24/11	NOK	5,340,000	845,595
			845,595
Total Sovereign Agencies (cost $3,868,671)			3,769,641
SOVEREIGN DEBT–14.04% ▲
Argentina – 0.21%
Republic of Argentina
• 5.59% 8/3/12	USD	450,000	318,854
8.28% 12/31/33	USD	661,935	720,847
			1,039,701
Austria – 0.67%
Republic of Austria 5.25% 1/4/11	EUR	1,500,000	2,076,223
# 144A 4.00% 9/15/16	EUR	976,000	1,289,082
			3,365,305
Brazil – 1.56%
Federal Republic of Brazil 6.00% 1/17/17	USD	355,000	350,563
8.75% 2/4/25	USD	299,000	370,013
11.00% 8/17/40	USD	560,000	742,700
12.50% 1/5/16	BRL	350,000	186,344
12.50% 1/5/22	BRL	11,581,000	6,192,975
			7,842,595
Colombia – 0.81%
Republic of Colombia 7.375% 1/27/17	USD	785,000	845,838
7.375% 9/18/37	USD	870,000	936,120
12.00% 10/22/15	COP	4,290,000,000	2,279,240
			4,061,198
Dominican Republic–0.13%
# Dominican Republic 144A 8.625% 4/20/27	USD	554,000	639,593
			639,593
El Salvador–0.09%
Republic of El Salvador 7.65% 6/15/35	USD	385,000	438,900
			438,900

Diversified Income Series-14

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
SOVEREIGN DEBT (continued)
France–0.75%
French Treasury Note 2.75% 3/12/08	EUR	643,000	$837,837
Government of France 4.00% 4/25/55	EUR	2,264,000	2,949,674
			3,787,511
Germany–1.22%
Deutschland Republic 4.00% 1/4/37	EUR	640,000	833,499
4.75% 7/4/08	EUR	1,408,000	1,881,325
5.00% 1/4/12	EUR	299,000	413,510
6.25% 1/4/24	EUR	1,614,000	2,695,278
Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	241,777	308,993
			6,132,605
Indonesia–0.15%
# Republic of Indonesia 144A 6.875% 3/9/17	USD	700,000	745,500
			745,500
Japan–2.62%
Japan Government 2 yr Bond 0.70% 9/15/08	JPY	295,300,000	2,479,091
5 yr Bond 1.50% 6/20/11	JPY	311,650,000	2,657,246
10 yr Bond 1.90% 6/20/16	JPY	511,750,000	4,393,608
20 yr Bond 2.30% 6/20/26	JPY	298,300,000	2,605,842
Japanese Government CPI Linked Bond 0.80% 3/10/16	JPY	129,745,400	1,057,544
			13,193,331
Malaysia–0.27%
Malaysian Government 3.756% 4/28/11	MYR	2,763,000	784,614
7.00% 3/15/09	MYR	1,954,000	593,092
			1,377,706
Mexico–0.62%
Mexican Government 5.625% 1/15/17	USD	550,000	551,925
8.00% 12/17/15	MXN	5,860,000	561,997
9.00% 12/20/12	MXN	14,483,000	1,448,299
10.00% 12/5/24	MXN	5,005,000	575,184
			3,137,405
Norway–1.18%
Norwegian Government 5.00% 5/15/15	NOK	25,502,000	4,262,673
6.50% 5/15/13	NOK	9,481,000	1,693,962
			5,956,635
Panama–0.10%
Republic of Panama 7.25% 3/15/15	USD	480,000	522,000
			522,000
Philippines–0.39%
Republic of Philippines 7.75% 1/14/31	USD	365,000	416,100
8.25% 1/15/14	USD	855,000	969,356
# 144A 8.75% 10/7/16	USD	480,000	568,800
			1,954,256

	Principal Amount[m]		Market Value (U.S. $)
SOVEREIGN DEBT (continued)
Poland–0.50%
Poland Government 6.00% 11/24/10	PLN	4,721,000	$1,688,351
6.25% 10/24/15	PLN	2,261,000	836,855
			2,525,206
Republic of Korea–0.23%
Government of South Korea 4.25% 12/7/21	EUR	900,000	1,153,172
			1,153,172
Sweden – 0.40%
Sweden Government 5.50% 10/8/12	SEK	12,770,000	2,023,689
			2,023,689
Turkey – 0.24%
Republic of Turkey 7.00% 9/26/16	USD	240,000	245,100
7.375% 2/5/25	USD	925,000	952,750
			1,197,850
United Kingdom – 1.07%
U.K. Treasury 4.25% 3/7/11	GBP	640,000	1,215,989
4.75% 9/7/15	GBP	322,000	628,889
4.75% 3/7/20	GBP	850,000	1,682,635
5.00% 3/7/12	GBP	153,000	300,223
8.00% 6/7/21	GBP	277,000	731,585
9.00% 7/12/11	GBP	364,000	825,974
			5,385,295
Uruguay – 0.21%
Uruguay 7.625% 3/21/36	USD	936,000	1,034,280
			1,034,280
Venezuela – 0.62%
Venezuela Government 5.75% 2/26/16	USD	1,036,000	984,200
6.00% 12/9/20	USD	1,947,000	1,824,339
9.375% 1/13/34	USD	235,000	310,788
			3,119,327
Total Sovereign Debt (cost $68,242,934)			70,633,060
SUPRANATIONAL BANKS–1.36%
Asia Development Bank 0.50% 10/9/12	AUD	759,000	432,738
European Investment Bank 1.40% 6/20/17	JPY	288,600,000	2,375,054
4.25% 12/7/10	GBP	616,000	1,160,544
Inter-American Development Bank 1.90% 7/8/09	JPY	287,000,000	2,472,483
^ International Bank for Reconstruction & Development 7.041% 8/20/07	NZD	565,000	379,676
Total Supranational Banks (cost $6,788,397)			6,820,495

Diversified Income Series- 15

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S. $)
U.S. TREASURY OBLIGATIONS–5.90%
U.S. Treasury Bond 4.50% 2/15/36	USD	770,000	$732,463
U.S. Treasury Inflation Index Notes 2.00% 1/15/26		513,545	483,134
2.375% 4/15/11		101,687	101,314
2.50% 7/15/16		1,239,281	1,249,060
* 3.00% 7/15/12		235,738	242,672
U.S. Treasury Notes 4.625% 9/30/08		670,000	667,723
4.625% 11/30/08		9,395,000	9,363,809
4.625% 10/31/11		4,205,000	4,191,039
4.625% 11/15/16		4,635,000	4,606,036
4.875% 10/31/08		1,665,000	1,666,302
* 4.875% 8/15/16		6,313,000	6,390,435
Total U.S. Treasury Obligations (cost $29,788,304)			29,693,987
	Number of Shares
COMMON STOCK–0.05%
† Charter Communications Class A		5,800	17,748
† Foster Wheeler		1,044	57,566
† Mirant		5,025	158,639
Total Common Stock (cost $131,043)			233,953
PREFERRED STOCK–0.00%
Nexen 7.35%		200	5,160
Total Preferred Stock (cost $5,290)			5,160
WARRANTS–0.12%
† Argentina GDP Linked, expiration date 12/15/35		4,642,000	619,707
Total Warrants (cost $413,595)			619,707

	Principal Amount[m]		Market Value (U.S. $)
REPURCHASE AGREEMENTS–12.29%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $23,504,529, collateralized by $24,576,000 U.S. Treasury Bills due 6/28/07, market value $23,985,035)	USD	23,492,000	$23,492,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $28,240,116, collateralized by $2,434,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $2,399,662, $15,121,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $15,572,091 and $10,080,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $10,843,091)		28,225,000	28,225,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $10,085,320, collateralized by $10,412,000 U.S. Treasury Bills due 3/29/07, market value $10,290,815)		10,080,000	10,080,000
Total Repurchase Agreements (cost $61,797,000)			61,797,000

Diversified Income Series- 16

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–104.62% (cost $517,753,431)	$526,215,358
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.62%)	(23,243,376)
NET ASSETS APPLICABLE TO 51,273,248 SHARES OUTSTANDING–100.00%	$502,971,982
NET ASSET VALUE-DELAWARE VIP DIVERSIFIED INCOME SERIES STANDARD CLASS ($294,248,422 / 29,944,048 Shares)	$9.83
NET ASSET VALUE-DELAWARE VIP DIVERSIFIED INCOME SERIES SERVICE CLASS ($208,723,560 / 21,329,200 Shares)	$9.79
COMPONENTS OF NET ASSET AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$476,807,780
Undistributed net investment income	17,313,698
Accumulated net realized gain on investments	1,089,048
Net unrealized appreciation of investments and foreign currencies	7,761,456
Total net assets	$502,971,982

  m  Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – European Monetary Unit

GBP – British Pound Sterling

ISK – Iceland Krona

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysia Ringgit

NOK – Norwegian Kroner

NZD – New Zealand Dollar

PLN – Polish Zlotych

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $65,848,416, which represented 13.09% of the Series' net assets. See Note 12 in "Notes to Financial Statements."

  •  Variable rate security. The rate shown is the rate as of December 31, 2006.

  ^  Zero coupon security. The interest rate shown is the yield at the time of purchase.

  ‡  Non-income producing security. Security is currently in default.

  @  Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $5,126,602, which represented 1.02% of the Series' net assets. See Note 12 in "Notes to Financial Statements."

  ☐  Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

  *  Fully or partially pledged as collateral for financial futures contracts.

  ■  Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

  t  Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

  †  Non-income producing security for the year ended December 31, 2006.

  ❖  Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

  ▲  Securities have been classified by country of origin.

Summary of Abbreviations:

AMBAC – Insured by the AMBAC Assurance Corporation

ARM – Adjustable Rate Mortgage

CPI – Consumer Price Index

CPN – Coupon

FGIC – Insured by the Financial Guaranty Insurance Company

FHLMC – Federal Home Loan Mortgage Corporation

FSA – Insured by Financial Security Assurance

GDP – Gross Domestic Product

PIK – Pay-in-Kind

REIT – Real Estate Investment Trust

S.F. – Single Family

TBA – To be Announced

yr – Year

Diversified Income Series- 17

Delaware VIP Diversified Income Series
Statement of Net Assets (continued)

The following foreign currency and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	(17,680,000)	USD	13,759,654	1/11/07	$(193,170)
CAD	777,679	AUD	(862,000)	2/22/07	(11,549)
CAD	433,043	NZD	(543,000)	2/22/07	(9,314)
CAD	13,609	USD	(11,700)	1/3/07	(29)
EUR	1,871,588	GBP	(1,266,000)	1/11/07	(7,301)
EUR	(298,022)	ISK	27,549,166	1/11/07	(7,183)
EUR	1,277,430	PLN	(4,891,162)	1/11/07	1,887
EUR	(628,454)	USD	826,091	1/11/07	(3,097)
EUR	2,000,000	USD	(2,641,360)	2/22/07	5,684
GBP	415,598	USD	(813,700)	1/3/07	206
ISK	30,245,000	EUR	(315,604)	2/2/07	4,054
JPY	139,818,015	EUR	(920,837)	1/11/07	(39,569)
NOK	4,813,280	AUD	(1,000,000)	1/11/07	(16,789)
NOK	18,359,400	USD	(3,000,000)	1/11/07	(53,833)
NOK	791,998	USD	(127,100)	1/3/07	(60)
ZAR	6,111,315	USD	(870,000)	1/29/07	351
					$(329,712)

Futures Contracts2

	Contracts To Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
105	U.S. Treasury 2 year Notes	$21,563,312	$21,423,281	3/30/07	$(140,031)
414	U.S. Treasury 5 year Notes	43,873,340	43,495,875	3/30/07	(377,465)
76	U.S. Treasury 10 year Notes	8,260,074	8,167,625	3/30/07	(92,449)
(21)	U.S. Treasury Long Bond	(2,381,186)	(2,340,188)	3/30/07	40,998
					$(568,947)

Swap Contracts3

Notional Amount	Expiration Date	Description	Unrealized Appreciation
$2,380,000	2/1/07	Agreement with Goldman Sachs to receive the notional amount multiplied by the return on the Lehman Brothers Commercial MBS Index AAA and to pay the notional amount multiplied by the 1 month BBA LIBOR adjusted by a spread of plus 0.05%.	$34,039

Credit Default Swap Contracts3

Swap Counterparty & Referenced Obligation	Notional Amount	Annual Protection Payments	Termination Date	Unrealized Appreciation
Protection Purchased: Goldman Sachs
CDS IndexCo ABX Home Equity BBB Index 06-1	$6,000,000	1.54%	7/25/45	$24,376
Goldman Sachs
CDS IndexCo ABX Home Equity BBB-Index 06-1	7,000,000	2.67%	7/25/45	55,820
Goldman Sachs
CDS IndexCo ABX Home Equity BBB-Index 06-2	3,000,000	2.42%	5/25/46	10,000
Total				$90,196

The use of foreign currency and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

1See Note 8 in "Notes to Financial Statements."

2See Note 9 in "Notes to Financial Statements."

3See Note 11 in "Notes to Financial Statements."

See accompanying notes

Diversified Income Series-18

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$21,329,449
Dividends	3,937
Witholding tax expense	(2,089)
21,331,297
EXPENSES:
Management fees	2,293,852
Distribution expenses – Service Class	495,586
Accounting and administration expenses	141,160
Trustees' fees and benefits	68,414
Custodian fees	61,248
Reports and statements to shareholders	53,340
Legal fees	38,063
Dividend disbursing and transfer agent fees and expenses	35,290
Pricing fees	22,415
Insurance fees	19,404
Registration fees	17,766
Audit and tax	16,634
Consulting fees	9,245
Trustees' expenses	1,400
Dues and services	1,278
Taxes (other than taxes on income)	779
3,275,874
Less waiver of distribution expenses – Service Class	(82,598)
Total operating expenses	3,193,276
NET INVESTMENT INCOME	18,138,021
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	1,963,391
Futures contracts	719,059
Swap contracts	(117,678)
Options written	3,614
Foreign currencies	(713,056)
Net realized gain	1,855,330
Net change in unrealized appreciation/depreciation of investments and foreign currencies	9,416,957
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,272,287
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,410,308

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,138,021	$5,255,909
Net realized gain (loss) on investments and foreign currencies	1,855,330	(2,817,864)
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	9,416,957	(3,080,673)
Net increase (decrease) in net assets resulting from operations	29,410,308	(642,628)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,927,505)	(257,955)
Service Class	(2,054,268)	(535,544)
Net realized gain on investments:
Standard Class	–	(125,069)
Service Class	–	(338,239)
	(3,981,773)	(1,256,807)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	202,710,123	85,247,705
Service Class	95,407,632	99,383,381
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,927,505	383,024
Service Class	2,054,268	873,783
	302,099,528	185,887,893
Cost of shares repurchased:
Standard Class	(15,934,779)	(9,080,224)
Service Class	(30,302,103)	(15,414,593)
	(46,236,882)	(24,494,817)
Increase in net assets derived from capital share transactions	255,862,646	161,393,076
NET INCREASE IN NET ASSETS	281,291,181	159,493,641
NET ASSETS:
Beginning of year	221,680,801	62,187,160
End of year (including undistributed net investment income of $17,313,698 and $3,793,628, respectively)	$502,971,982	$221,680,801

See accompanying notes

Diversified Income Series- 19

Delaware VIP Trust — Delaware VIP Diversified Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

Delaware VIP Diversified Income Series Standard Class

	Year Ended			5/16/03[1] to
	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$9.260	$9.450	$8.940	$8.500
Income (loss) from investment operations:
Net investment income[2]	0.496	0.373	0.348	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	0.227	(0.416)	0.395	0.200
Total from investment operations	0.723	(0.043)	0.743	0.440
Less dividends and distributions from:
Net investment income	(0.153)	(0.099)	(0.233)	–
Net realized gain on investments	–	(0.048)	–	–
Total dividends and distributions	(0.153)	(0.147)	(0.233)	–
Net asset value, end of period	$9.830	$9.260	$9.450	$8.940
Total return[3]	7.92%	(0.45%)	8.47%	5.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$294,248	$90,811	$14,770	$2,104
Ratio of expenses to average net assets	0.79%	0.79%	0.80%	0.80%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.79%	0.86%	0.98%	1.59%
Ratio of net investment income to average net assets	5.26%	4.02%	3.82%	4.43%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	5.26%	3.95%	3.64%	3.64%
Portfolio turnover	311%	400%	493%	521%

1Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2The average shares outstanding method has been applied for per share information.

3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Diversified Income Series- 20

Delaware VIP Diversified Income Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	Year Ended			5/16/03[1] to
	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$9.230	$9.410	$8.930	$8.500
Income (loss) from investment operations:
Net investment income[2]	0.472	0.350	0.326	0.216
Net realized and unrealized gain (loss) on investments and foreign currencies	0.218	(0.406)	0.373	0.214
Total from investment operations	0.690	(0.056)	0.699	0.430
Less dividends and distributions from:
Net investment income	(0.130)	(0.076)	(0.219)	–
Net realized gain on investments	–	(0.048)	–	–
Total dividends and distributions	(0.130)	(0.124)	(0.219)	–
Net asset value, end of period	$9.790	$9.230	$9.410	$8.930
Total return[3]	7.57%	(0.59%)	7.85%	5.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,724	$130,870	$47,417	$-
Ratio of expenses to average net assets	1.04%	1.04%	1.05%	1.05%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.09%	1.16%	1.28%	1.89%
Ratio of net investment income to average net assets	5.01%	3.77%	3.57%	4.18%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	4.96%	3.65%	3.34%	3.34%
Portfolio turnover	311%	400%	493%	521%

1Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2The average shares outstanding method has been applied for per share information.

3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

Diversified Income Series- 21

Delaware VIP Trust — Delaware VIP Diversified Income Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Diversified Income Series- 22

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.81% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$272,774	$23,230	$43,567	$35,148

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $17,674 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $49,837. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Diversified Income Series- 23

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,031,989,642
Purchases of U.S. government securities	215,187,130
Sales other than U.S. government securities	800,749,594
Sales of U.S. government securities	211,930,623

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$518,385,176	$9,912,834	$(2,082,652)	$7,830,182

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$3,981,773	$1,201,382
Long-term capital gain	–	55,425
	$3,981,773	$1,256,807

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$476,807,780
Undistributed ordinary income	19,196,298
Undistributed long-term capital gains	61,136
Post-October losses	(378,676)
Other temporary differences	(657,805)
Unrealized appreciation of investments, swap contracts and foreign currencies	7,943,249
Net assets	$502,971,982

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrual on defaulted bonds, contingent payment debt instruments, mark-to-market of futures contracts, straddle deferrals, mark-to-market of foreign currency contracts and credit default swap contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns of mortgage- and asset-backed securities, contingent payment debt instruments, credit default swap contracts and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(636,178)	$636,178

Capital loss carryforwards of $682,113 were utilized in 2006.

Diversified Income Series-24

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	21,608,848	9,175,989
Service Class	10,150,801	10,713,809
Shares issued upon reinvestment of dividends and distributions:
Standard Class	209,284	41,588
Service Class	223,533	95,080
	32,192,466	20,026,466
Shares repurchased:
Standard Class	(1,676,554)	(978,146)
Service Class	(3,228,944)	(1,663,091)
	(4,905,498)	(2,641,237)
Net increase	27,286,968	17,385,229

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

10. Options Written

During the year ended December 31, 2006, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Diversified Income Series-25

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

10. Options Written (continued)

Transactions in options written during the year ended December 31, 2006 for the Series were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2005	–	$–
Options written	1,680,000	3,614
Options expired	(1,680,000)	(3,614)
Options outstanding at December 31, 2006	–	$–

11. Swap Contracts

The Series may enter into total return swap contracts in accordance with its investment objectives. A swap is a contract to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

Because there is no organized market for these swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts shown on the Statement of Net Assets.

The Series may also enter into credit default swap ("CDS") contracts in accordance with its investment objectives. A CDS contract is a risk-transfer instrument through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2006, the Series entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap agreements. Upon payment, such amounts are recorded as realized losses on swap agreements. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap agreements. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement. For the year ended December 31, 2006, the Series did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

12. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Diversified Income Series- 26

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

12. Credit and Market Risk (continued)

The Series invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
–	100%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

Diversified Income Series- 27

Delaware VIP Trust — Delaware VIP Diversified Income Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Diversified Income Series

We have audited the accompanying statement of net assets of the Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 16, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Diversified Income Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period May 16, 2003 (commencement of operations) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Diversified Income Series-28

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Diversified Income Series- 29

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series- 30

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Delaware VIP Emerging Markets Series Standard Class shares returned +27.13%, and its Service Class shares returned +26.81% (both reflect all distributions reinvested) for the fiscal year ended Dec. 31, 2006. The Series performance lagged behind the 32.59% gain of its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (source: Lipper).

During the year, Liu-Er Chen of Delaware Investments assumed day-to-day management of the Series. The new investment strategy differs from that of the previous manager's and resulted in certain changes to the Series during the last quarter of the fiscal year. The Series' former manager followed a value-oriented stock selection process, focusing on stocks that offered attractive dividend yields. This was combined with defensive allocations within certain countries and economic sectors.

During the first three quarters of the year, the portfolio was characterized by several factors, including: a marked underweight in India, where stock valuations were viewed as unappealing; an overweight in the Brazilian market, based on attractive stock valuations; and an overweight in selected markets in southeast Asia, particularly in Thailand and Malaysia, where the managers believed that attractive stock prices would be supported by undervalued currencies.

As a result of the change in management of the Series, some positions have been reduced or eliminated while new positions have been added. The manager follows an approach based on — first and foremost — calculating a company's intrinsic value, seeking to determine its true worth in the marketplace.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Emerging Markets Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP Emerging Markets Series Average annual total returns For the periods ending Dec. 31, 2006	1 Year	5 Years	Lifetime
Standard Class Shares*	+27.13%	+31.15%	+11.13%
Service Class Shares**	+26.81%	+30.86%	+20.02%

  *  Commenced operations on May 1, 1997

  **  Commenced operations on May 1, 2000

Emerging Markets Series- 1

Delaware VIP Trust — Delaware VIP Emerging Markets Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from the Series inception May 1, 1997 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the MSCI Emerging Markets Free Index for the period from May 31, 1997 through Dec. 31, 2006.

MSCI EM Index measures the equity market performance of 26 emerging market country indices located around the world. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Emerging Markets Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Emerging Markets Series- 2

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,238.30	1.52%	$8.58
Service Class	1,000.00	1,236.30	1.77%	9.98
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,017.54	1.52%	$7.73
Service Class	1,000.00	1,016.28	1.77%	9.00

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Emerging Markets Series- 3

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Country and Sector Allocations

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Country	Percentage of Net Assets
Common Stock	90.03%
Argentina	1.88%
Brazil	11.17%
Chile	1.26%
China	10.51%
Egypt	0.68%
Hungary	2.00%
Indonesia	1.95%
Israel	1.94%
Kazakhstan	1.00%
Malaysia	5.32%
Mexico	7.48%
Pakistan	0.26%
Panama	0.55%
Peru	1.15%
Philippines	0.39%
Poland	1.03%
Republic of Korea	11.99%
Russia	6.44%
South Africa	7.22%
Taiwan	9.13%
Thailand	2.70%
Turkey	1.74%
United Kingdom	0.41%
United States	1.83%
Preferred Stock	6.70%
Brazil	3.89%
Republic of Korea	2.81%
Exchange Traded Funds	0.45%
Repurchase Agreements	2.57%
Total Market Value of Securities	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%
Sector	Percentage of Net Assets
Consumer Discretionary	6.77%
Consumer Staples	7.88%
Energy	12.53%
Financials	20.33%
Industrials	8.43%
Information Technology	7.43%
Materials	9.39%
Telecommunication Services	15.45%
Utilities	8.52%
Total	96.73%

Emerging Markets Series- 4

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value (U.S. $)
COMMON STOCK–90.03%Æ
Argentina–1.88%
Cresud ADR	87,700	$1,534,750
† Grupo Financiero Galicia ADR	187,000	1,787,720
IRSA Inversiones y Representaciones GDR	96,700	1,635,197
† Petrobras Energia Participaciones ADR	128,500	1,566,415
		6,524,082
Brazil–11.17%
AES Tiete	42,200,000	1,224,620
Banco do Brasil	55,700	1,668,523
Centrais Eletricas Brasileiras	271,362,623	6,489,078
Companhia de Concessoes Rodoviarias	279,375	3,772,511
Companhia Siderurgica Nacional	53,148	1,604,515
Companhia Vale do Rio Doce ADR	66,051	1,733,839
CPFL Energia	101,100	1,419,612
† CPFL Energia ADR	33,700	1,381,026
Petroleo Brasileiro ADR	107,300	10,030,403
† Tim Participacoes ADR	35,100	1,215,162
Unibanco – Uniao de Bancos Brasileiros ADR	37,800	3,513,888
Votorantim Celulose e Papel ADR	241,300	4,731,892
		38,785,069
Chile–1.26%
Banco Santander ADR	58,500	2,817,360
† Inversiones Aguas Metropolitanas	237,618	292,419
†# Inversiones Aguas Metropolitanas 144A ADR	51,717	1,272,885
		4,382,664
China–10.51%☐
China Merchants Holdings International	547,908	2,241,320
China Shipping Development	3,804,000	5,817,690
China Telecom	11,242,000	6,138,183
China Unicom	3,327,021	4,918,332
China Unicom ADR	16,000	238,240
CNOOC ADR	16,700	1,580,321
COSCO	4,344,333	2,827,999
Fountain Set	3,199,200	891,641
Guangshen Railway	3,020,000	2,041,370
Huaneng Power International	7,724,000	6,905,519
Texwinca	1,660,000	1,149,280
Zhejiang Expressway	2,268,117	1,734,063
		36,483,958
Egypt–0.68%
MobiNil-Egyptian Mobile Services	75,034	2,364,827
		2,364,827
Hungary–2.00%
Magyar Telekom Telecommunications	570,900	3,181,130
OTP Bank	82,031	3,762,372
		6,943,502

	Number of Shares	Market Value (U.S. $)
COMMON STOCK (continued)
Indonesia–1.95%
Bank Mandiri Persero	7,915,220	$2,564,821
Bumi Resources	8,863,000	895,109
Gudang Garam	1,410,264	1,602,989
Telekomunikasi Indonesia	1,503,000	1,693,993
		6,756,912
Israel–1.94%
Bezeq Israeli Telecommunication	1,679,777	2,712,344
Israel Chemicals	642,438	4,008,588
		6,720,932
Kazakhstan–1.00%
† KazMunaiGas Exploration Production GDR	142,186	3,483,685
		3,483,685
Malaysia–5.32%
Eastern & Oriental	3,076,100	1,655,917
† Genting International	4,116,000	2,262,883
Hong Leong Bank	2,123,918	3,339,305
KLCC Property	71,000	57,122
Maxis Communications	1,038,607	3,000,815
MISC - Foreign	404,412	1,019,516
Oriental Holdings	1,305,900	1,649,947
PLUS Expressways	2,428,074	1,931,356
Public Bank	453,700	994,606
Public Bank - Foreign	425,251	944,306
Sime Darby	38,800	79,301
Tanjong	379,610	1,547,472
		18,482,546
Mexico–7.48%
America Movil Series L ADR	94,300	4,264,246
Controladora Comercial Mexicana	201,600	522,522
† Desarrolladora Homex ADR	14,600	862,422
Fomento Economico Mexicano ADR	24,100	2,789,816
† Grupo Aeroportuario del Pacifico ADR	20,900	819,071
Grupo Aeroportuario del Sureste ADR	43,000	1,826,640
Grupo Mexico Class B	454,389	1,665,630
Grupo Modelo Series C	583,265	3,228,663
Grupo Televisa ADR	277,200	7,487,172
Kimberly-Clark de Mexico Class A	356,362	1,646,067
Organizacion Soriana Class B	133,177	877,738
		25,989,987
Pakistan–0.26%
† Oil & Gas Development GDR	47,167	900,890
		900,890
Panama–0.55%
Banco Latinoamericano de Exportacions Class E	112,900	1,914,784
		1,914,784
Peru–1.15%
Cia de Minas Buenaventura ADR	142,400	3,995,744
		3,995,744

Emerging Markets Series- 5

Delaware VIP Emerging Markets Series

Statement of Net Assets (continued)

	Number of Shares	Market Value (U.S. $)
COMMON STOCK (continued)
Philippines–0.39%
Philippine Long Distance Telephone ADR	26,400	$1,349,832
		1,349,832
Poland–1.03%
Telekomunikacja Polska	423,692	3,568,677
		3,568,677
Republic of Korea–11.99%
Cheil Industries	28,260	1,189,598
CJ	16,817	2,016,209
Daelim Industrial	50,201	4,070,388
Hana Financial	58,799	3,088,302
Kookmin Bank	61,489	4,943,845
Korea Electric Power	62,730	2,859,952
Korea Electric Power ADR	84,600	1,921,266
KT	112,200	5,610,005
KT ADR	105,727	2,680,179
KT&G	21,918	1,331,579
Lotte Confectionery	1,158	1,506,647
POSCO ADR	40,700	3,364,669
Samsung	42,000	1,375,214
Samsung Electronics	3,725	2,443,635
Shinsegae	2,555	1,591,447
SK Telecom ADR	62,700	1,660,296
		41,653,231
Russia–6.44%
Gazprom ADR	200,405	9,218,630
LUKOIL ADR (London International Exchange)	44,297	3,863,939
LUKOIL ADR	27,664	2,433,049
Mobile Telesystems ADR	35,500	1,781,745
NovaTek GDR	47,545	3,017,600
Unified Energy System GDR	18,787	2,050,601
		22,365,564
South Africa–7.22%
Alexander Forbes	1,003,787	2,241,363
Barloworld	117,710	2,755,450
Liberty Group	177,596	2,101,157
Mittal Steel South Africa	164,862	2,306,897
Remgro	136,101	3,453,063
Sasol	95,871	3,539,272
Standard Bank	256,893	3,460,200
Steinhoff International	418,714	1,481,171
Telkom	124,972	2,521,478
Tiger Brands	49,997	1,220,813
		25,080,864
Taiwan–9.13%
† Ase Test	144,100	1,453,969
Asustek Computer	1,526,346	4,169,347
Cathay Financial	1,034,188	2,344,985
† China Life Insurance	2,936,000	1,581,499
Chunghwa Telecom	1,615,394	3,001,676
Formosa Chemicals & Fibre	1,755,330	2,940,182
Lite-On Technology	1	1

	Number of Shares	Market Value (U.S. $)
COMMON STOCK (continued)
Taiwan (continued)
Mega Financial	3,646,556	$2,677,187
President Chain Store	1,139,549	2,750,105
Synnex Technology International	977,160	1,231,966
Taiwan Semiconductor Manufacturing	3,516,028	7,219,045
† United Microelectronics	3,777,367	2,353,069
		31,723,031
Thailand–2.70%
Advanced Info Service Class F	804,800	1,770,787
Kasikornbank–Foreign	194,537	350,585
Kasikornbank NVDR	1,200,363	2,140,411
Land & Houses NVDR	6,629,101	1,209,488
Siam Cement NVDR	566,170	3,914,390
		9,385,661
Turkey–1.74%
Turk Sise ve Cam Fabrikalar	418,123	1,459,829
Turkiye Is Bankasi Class C	884,384	4,005,500
Yazicilar	22,733	572,660
		6,037,989
United Kingdom–0.41%
† Griffin Mining	677,756	1,426,830
		1,426,830
United States–1.83%
† Amkor Technology	167,800	1,567,252
ConocoPhillips	45,500	3,273,725
Freeport-McMoRan Copper & Gold Class B	27,000	1,504,710
		6,345,687
Total Common Stock (cost $259,442,648)		312,666,948
PREFERRED STOCK–6.70%
Brazil–3.89%
AES Tiete	54,200,000	1,580,463
Centrais Elecricas	97,749,366	2,191,526
Companhia Vale do Rio Doce Class A	163,840	4,148,722
Investimentos Itau	843,628	4,311,921
Ultrapar Participacoes	55,662	1,276,331
		13,508,963
Republic of Korea–2.81%
Hyundai Motor	108,292	4,407,058
Samsung Electronics	10,395	5,360,764
		9,767,822
Total Preferred Stock (cost $17,668,697)		23,276,785
EXCHANGE TRADED FUNDS–0.45%
iShares MSCI Taiwan Index Fund	107,700	1,562,727
Total Exchange Traded Funds (cost $1,602,576)		1,562,727

Emerging Markets Series- 6

Delaware VIP Emerging Markets Series

Statement of Net Assets (continued)

	Principal Amount	Market Value (U.S. $)
REPURCHASE AGREEMENTS–2.57%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $3,400,813, collateralized by $3,556,000 U.S. Treasury Bills due 6/28/07, market value $3,470,236)	$3,399,000	$3,399,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $4,086,187, collateralized by $352,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $347,191, $2,188,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $2,253,023 and $1,458,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $1,568,815)	4,084,000	4,084,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $1,458,770, collateralized by $1,506,000 U.S. Treasury Bills due 3/29/07, market value $1,488,910)	1,458,000	1,458,000
Total Repurchase Agreements (cost $8,941,000)		8,941,000

TOTAL MARKET VALUE OF SECURITIES–99.75% (cost $287,654,921)	$346,447,460
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	861,943
NET ASSETS APPLICABLE TO 15,633,591 SHARES OUTSTANDING–100.00%	$347,309,403
NET ASSET VALUE–DELAWARE VIP EMERGING MARKETS SERIES STANDARD CLASS ($189,572,589 / 8,523,032 Shares)	$22.24
NET ASSET VALUE–DELAWARE VIP EMERGING MARKETS SERIES SERVICE CLASS ($157,736,814 / 7,110,559 Shares)	$22.18
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$253,246,168
Undistributed net investment income	5,402,981
Accumulated net realized gain on investments	29,867,080
Net unrealized appreciation of investments and foreign currencies	58,793,174
Total net assets	$347,309,403

  †  Non-income producing security for the year ended December 31, 2006.

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $1,272,885, which represented 0.37% of Series' net assets. See Note 9 in "Notes to Financial Statements."

  Æ  Securities have been classified by country of origin.

  ☐  Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

NVDR – Non-Voting Depositary Receipts

See accompanying notes

Emerging Markets Series- 7

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$11,255,632
Interest	392,498
Foreign tax withheld	(1,053,824)
10,594,306
EXPENSES:
Management fees	3,413,665
Custodian fees	518,264
Distribution expenses – Service Class	363,170
Accounting and administration expenses	109,237
Trustees' fees and benefits	50,799
Reports and statements to shareholders	32,961
Legal fees	28,682
Dividend disbursing and transfer agent fees and expenses	27,309
Audit and tax	22,555
Insurance fees	15,859
Consulting fees	8,245
Dues and services	7,250
Pricing fees	7,181
Taxes (other than taxes on income)	2,800
Trustees' expenses	1,570
Registration fees	534
4,610,081
Less expenses absorbed or waived	(130,109)
Less waiver of distribution expenses – Service Class	(60,528)
Total operating expenses	4,419,444
NET INVESTMENT INCOME	6,174,862
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	30,022,641
Foreign currencies	(198,994)
Net realized gain	29,823,647
Net change in unrealized appreciation/depreciation of investments and foreign currencies	30,008,281
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	59,831,928
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,006,790

See accompanying notes

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,174,862	$2,705,766
Net realized gain on investments and foreign currencies	29,823,647	6,690,267
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	30,008,281	19,673,561
Net increase in net assets resulting from operations	66,006,790	29,069,594
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,865,697)	(185,268)
Service Class	(1,148,824)	(26,959)
Net realized gain on investments:
Standard Class	(3,946,372)	(653,887)
Service Class	(2,908,845)	(255,396)
	(9,869,738)	(1,121,510)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	90,207,572	79,478,798
Service Class	89,316,167	66,615,479
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,812,069	839,155
Service Class	4,057,669	282,355
	189,393,477	147,215,787
Cost of shares repurchased:
Standard Class	(58,049,374)	(14,800,249)
Service Class	(39,040,035)	(10,506,016)
	(97,089,409)	(25,306,265)
Increase in net assets derived from capital share transactions	92,304,068	121,909,522
NET INCREASE IN NET ASSETS	148,441,120	149,857,606
NET ASSETS:
Beginning of year	198,868,283	49,010,677
End of year (including undistributed net investment income of $5,402,981 and $2,425,952 , respectively)	$347,309,403	$198,868,283

See accompanying notes

Emerging Markets Series-8

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$18.200	$14.500	$11.180	$6.770	$6.610
Income from investment operations:
Net investment income[1]	0.457	0.412	0.263	0.210	0.215
Net realized and unrealized gain on investments and foreign currencies	4.340	3.519	3.388	4.410	0.137
Total from investment operations	4.797	3.931	3.651	4.620	0.352
Less dividends and distributions from:
Net investment income	(0.243)	(0.051)	(0.331)	(0.210)	(0.192)
Net realized gain on investments	(0.514)	(0.180)	–	–	–
Total dividends and distributions	(0.757)	(0.231)	(0.331)	(0.210)	(0.192)
Net asset value, end of period	$22.240	$18.200	$14.500	$11.180	$6.770
Total return[2]	27.13%	27.49%	33.47%	70.54%	5.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$189,572	$120,292	$36,966	$14,304	$12,651
Ratio of expenses to average net assets	1.51%	1.47%	1.50%	1.49%	1.43%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.56%	1.57%	1.63%	1.58%	1.46%
Ratio of net investment income to average net assets	2.37%	2.55%	2.15%	2.64%	3.15%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.32%	2.45%	2.02%	2.55%	3.12%
Portfolio turnover	67%	18%	34%	71%	39%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Emerging Markets Series- 9

Delaware VIP Emerging Markets Series

Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$18.160	$14.480	$11.170	$6.770	$6.610
Income from investment operations:
Net investment income[1]	0.409	0.372	0.231	0.197	0.204
Net realized and unrealized gain on investments and foreign currencies	4.328	3.507	3.397	4.402	0.138
Total from investment operations	4.737	3.879	3.628	4.599	0.342
Less dividends and distributions from:
Net investment income	(0.203)	(0.019)	(0.318)	(0.199)	(0.182)
Net realized gain on investments	(0.514)	(0.180)	–	–	–
Total dividends and distributions	(0.717)	(0.199)	(0.318)	(0.199)	(0.182)
Net asset value, end of period	$22.180	$18.160	$14.480	$11.170	$6.770
Total return[2]	26.81%	27.11%	33.26%	70.10%	5.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,737	$78,576	$12,045	$144	$652
Ratio of expenses to average net assets	1.76%	1.72%	1.75%	1.71%	1.58%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.86%	1.87%	1.93%	1.83%	1.61%
Ratio of net investment income to average net assets	2.12%	2.30%	1.90%	2.42%	3.00%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.02%	2.15%	1.72%	2.30%	2.97%
Portfolio turnover	67%	18%	34%	71%	39%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

Emerging Markets Series- 10

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Emerging Markets Series- 11

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Prior to September 25, 2006, Mondrian Investment Partners Ltd. ("Mondrian") (the "Sub-Advisor") was responsible for the day-to-day management of the Series' investment portfolio. For these services, DMC, not the Series, paid the Sub-Advisor 0.20% of the Series' average daily net assets. Mondrian resigned as sub-advisor to the Series effective September 25, 2006.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Series through April 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fee Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$336,441	$15,664	$32,075	$21,756

*DMC as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $13,230 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $35,828. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Emerging Markets Series- 12

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$265,914,820
Sales	175,365,177

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$288,969,245	$60,468,479	$(2,990,264)	$57,478,215

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$5,745,436	$427,583
Long-term capital gain	4,124,302	693,927
	$9,869,738	$1,121,510

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$253,246,168
Undistributed ordinary income	13,343,257
Undistributed long-term capital gains	23,241,128
Unrealized appreciation of investments and foreign currencies	57,478,850
Net assets	$347,309,403

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and capital gain tax. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(183,312)	$183,312

Emerging Markets Series-13

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	4,700,048	4,946,468
Service Class	4,637,136	4,136,774
Shares issued upon reinvestment of dividends and distributions:
Standard Class	310,143	56,969
Service Class	216,640	19,169
	9,863,967	9,159,380
Shares repurchased:
Standard Class	(3,097,082)	(942,342)
Service Class	(2,070,320)	(660,948)
	(5,167,402)	(1,603,290)
Net increase	4,696,565	7,556,090

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2006.

9. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, no securities have been determined to be illiquid under the Series' Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

Emerging Markets Series-14

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
42%	58%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

The Delaware VIP Emerging Markets Series intends to pass through foreign tax credits in the maximum amount of $526,106. The gross foreign source income earned during the fiscal year 2006 by Delaware VIP Emerging Markets Series was $11,170,724.

Emerging Markets Series- 15

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Emerging Markets Series

We have audited the accompanying statement of net assets of the Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Emerging Markets Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Emerging Markets Series- 16

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Emerging Markets Series- 17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series- 18

Delaware VIP Trust — Delaware VIP Global Bond Series (closed to new investors)

On November 16, 2006, the Board of Trustees of the Delaware VIP Trust voted and approved a proposal to liquidate and dissolve the Delaware VIP Global Bond Series, subject to shareholder approval at a shareholder meeting scheduled for February 28, 2007.

For the fiscal year ended Dec. 31, 2006, Delaware VIP Global Bond Series Standard Class shares showed a return of +3.15% (at net asset value with all distributions reinvested). The Citigroup World Government Bond Index — the Series' benchmark — advanced 6.12% for the year (source: Lipper).

International fixed income assets continued to grow in popularity with investors, as the $9 trillion in global bond sales in 2006 surpassed the record set in 2003. By comparison, U.S. bond sales topped $500 million (source: Bloomberg).

Emerging market bonds especially remained in demand after several years of strong advances. In mid-year, emerging market bonds underwent a slump, but performed well again for the whole of 2006, as evidenced by the 11.14% advance made by the Lehman Brothers Global Emerging Market Bond Index.

Performance for the Series may have been limited by its positioning toward the low end of the Series' typical range for emerging markets, due to what we considered stretched valuations in U.S. dollar-denominated emerging market assets. In addition to its U.S. assets, the Series' largest country allocations at fiscal year end were in Germany, Norway, Canada, France, and Japan.

The Series maintains a general strategy that seeks current income consistent with preservation of principal. During the year, we continued our strategy of purchasing securities in countries where the currency appeared undervalued or fair-valued compared to other countries. The portfolio also continued to hold currency hedges, a strategy designed to limit the risks associated with exposure to certain currencies while preserving underlying bond exposure.

Our focus remains on currencies with improving economic fundamentals at a time when U.S. economic growth appears to be slowing a bit more than many other world economies. Near the end of the fiscal year, the euro, Norwegian krone, and Swedish krona were among our key selections. We believed these currencies were poised to benefit, where underlying economic fundamentals remain sound.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Global Bond Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Global Bond Series Average annual total returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+3.15%	+9.90%	+5.37%	+6.13%

  *  Commenced operations on May 2, 1996

Global Bond Series- 1

Delaware VIP Trust — Delaware VIP Global Bond Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Global Bond Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Citigroup World Government Bond Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

The Citigroup World Government Bond Index is an unmanaged composite and a theoretical measure of global bond market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Global Bond Series during the periods shown.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. International and emerging market investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Global Bond Series- 2

Delaware VIP Trust — Delaware VIP Global Bond Series

Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,033.70	0.97%	$4.97
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.32	0.97%	$4.94

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Bond Series- 3

Delaware VIP Trust — Delaware VIP Global Bond Series
Sector/Country Allocation and Credit Rating Breakdown

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector/Country	Percentage of Net Assets
Corporate Bonds	10.96%
Banking & Finance	9.88%
Consumer Non-Cyclical	0.51%
Utilities	0.57%
Foreign Agencies	9.78%
Austria	0.51%
Germany	9.27%
Regional Agency	1.44%
Australia	1.44%
Regional Authority	0.92%
Canada	0.92%
Sovereign Agencies	4.46%
France	0.32%
Japan	2.78%
Norway	1.02%
United States	0.34%
Sovereign Debt	55.76%
Austria	1.92%
France	5.44%
Germany	6.72%
Japan	24.89%
Norway	7.29%
Poland	3.26%
Republic of Korea	1.25%
Sweden	2.33%
United Kingdom	2.66%
Supranational Banks	8.18%
Total Market Value of Securities	91.50%
Receivables and Other Assets Net of Liabilities	8.50%
Total Net Assets	100.00%
Credit Rating Breakdown (as a % of fixed income investments)
AAA	61.74%
AA	28.09%
A	4.51%
BBB	1.91%
BB	2.33%
B	1.42%
Total	100.00%

Global Bond Series- 4

Delaware VIP Trust — Delaware VIP Global Bond Series
Statement of Net Assets

December 31, 2006

	Principal Amount[m]		Market Value (U.S $)
CORPORATE BONDS–10.96%
Banking & Finance–9.88%
ASIF III 0.95% 7/15/09	JPY	3,000,000	$25,133
Citigroup 0.80% 10/30/08	JPY	1,000,000	8,393
Depfa Bank 20.00% 11/19/07	TRY	40,000	28,182
Ford Motor Credit 5.75% 1/12/09	EUR	55,000	72,766
GE Capital UK Funding 4.625% 1/18/16	GBP	20,000	37,019
General Motors Acceptance Corporation 5.375% 6/6/11	EUR	40,000	53,377
General Motors Acceptance International Finance 4.125% 2/6/07	EUR	50,000	65,980
Residential Capital 6.375% 5/17/13	GBP	50,000	98,091
WM Covered Bond 3.875% 9/27/11	EUR	90,000	117,375
			506,316
Consumer Non-Cyclical–0.51%
Procter & Gamble 2.00% 6/21/10	JPY	3,000,000	25,926
			25,926
Utilities–0.57%
Hydro Quebec 10.50% 10/15/21	CAD	21,000	29,269
			29,269
Total Corporate Bonds (cost $549,272)			561,511
FOREIGN AGENCIES–9.78%
Austria–0.51%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	3,000,000	25,869
			25,869
Germany–9.27%
KFW 1.75% 3/23/10	JPY	5,000,000	43,049
3.50% 7/4/21	EUR	128,000	156,547
4.75% 12/7/10	GBP	22,000	42,193
4.95% 10/14/14	CAD	32,000	28,503
8.25% 9/20/07	ISK	12,000,000	163,042
Rentenbank 1.375% 4/25/13	JPY	5,000,000	41,960
			475,294
Total Foreign Agencies (cost $512,206)			501,163
REGIONAL AGENCY–1.44%
Australia–1.44%
New South Wales Treasury 6.00% 5/1/12	AUD	95,000	73,958
Total Regional Agency (cost $73,200)			73,958
REGIONAL AUTHORITY–0.92%
Canada–0.92%
Ontario Province 4.50% 3/8/15	CAD	28,000	24,327
5.375% 12/2/12	CAD	25,000	22,779
Total Regional Authority (cost $47,599)			47,106

	Principal Amount[m]		Market Value (U.S $)
SOVEREIGN AGENCIES–4.46%
France–0.32%
Caisse d'Amortissement de la Dette Sociale 3.625% 4/25/16	EUR	13,000	$16,588
			16,588
Japan–2.78%
Development Bank of Japan 1.70% 9/20/22	JPY	7,000,000	55,487
Japan Finance Corporation for Municipal Enterprises 2.00% 5/9/16	JPY	10,000,000	86,892
			142,379
Norway–1.02%
Kommunalbanken 4.25% 10/24/11	NOK	330,000	52,256
			52,256
United States–0.34%
Fannie Mae 6.375% 8/15/07	AUD	22,000	17,345
			17,345
Total Sovereign Agencies (cost $236,843)			228,568
SOVEREIGN DEBT–55.76%
Austria–1.92%
Republic of Austria 5.25% 1/4/11	EUR	71,000	98,275
			98,275
France–5.44%
France Government O.A.T 4.00% 4/25/55	EUR	153,000	199,337
French Treasury Note 2.75% 3/12/08	EUR	61,000	79,484
			278,821
Germany–6.72%
Deutschland Republic 4.00% 1/4/37	EUR	35,000	45,582
4.75% 7/4/08	EUR	59,000	78,834
6.25% 1/4/24	EUR	117,000	195,383
Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	19,302	24,667
			344,466
Japan–24.89%
Japan Government 2 yr. Bond 0.70% 9/15/08	JPY	8,000,000	67,161
5 yr. Bond 1.50% 6/20/11	JPY	95,450,000	813,843
10 yr. Bond 1.90% 6/20/16	JPY	30,150,000	258,852
20 yr. Bond 2.30% 6/20/26	JPY	15,550,000	135,839
			1,275,695
Norway–7.29%
Norwegian Government 5.00% 5/15/15	NOK	1,727,000	288,668
6.50% 5/15/13	NOK	476,000	85,047
			373,715
Poland–3.26%
Poland Government 6.00% 11/24/10	PLN	304,000	108,718
6.25% 10/24/15	PLN	158,000	58,480
			167,198

Global Bond Series- 5

Delaware VIP Global Bond Series
Statement of Net Assets (continued)

	Principal Amount[m]		Market Value (U.S $)
SOVEREIGN DEBT (continued)
Republic of Korea–1.25%
Government of South Korea 4.25% 12/7/21	EUR	50,000	$64,065
			64,065
Sweden–2.33%
Sweden Government 5.50% 10/8/12	SEK	755,000	119,646
			119,646
United Kingdom–2.66%
U.K. Treasury 4.75% 3/7/20	GBP	15,000	29,694
5.00% 3/7/12	GBP	15,000	29,434
8.00% 6/7/21	GBP	18,000	47,539
9.00% 7/12/11	GBP	13,000	29,499
			136,166
Total Sovereign Debt (cost $2,810,550)			2,858,047

	Principal Amount[m]		Market Value (U.S $)
SUPRANATIONAL BANKS–8.18%
Supranational–8.18%
Asia Development Bank 0.50% 10/9/12	AUD	30,000	$17,104
European Investment Bank 1.40% 6/20/17	JPY	19,100,000	157,185
4.25% 12/7/10	GBP	58,000	109,272
Inter-American Development Bank 1.90% 7/8/09	JPY	13,000,000	111,994
^International Bank for Reconstruction & Development 7.122% 8/20/07	NZD	35,000	23,520
Total Supranational Banks (cost $417,012)			419,075

Global Bond Series- 6

Delaware VIP Global Bond Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–91.50% (cost $4,646,682)	$4,689,428
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–8.50%	435,678
NET ASSETS APPLICABLE TO 505,768 SHARES OUTSTANDING; EQUIVALENT TO $10.13 PER SHARE–100.00%	$5,125,106
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$6,296,037
Undistributed net investment income	381,679
Accumulated net realized loss on investments	(1,605,450)
Net unrealized appreciation of investments and foreign currencies	52,840
Total net assets	$5,125,106

mPrincipal amount shown is stated in the currency in which each bond is denominated.

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

ISK – Iceland Krona

JPY – Japanese Yen

NOK – Norwegian Kroner

NZD – New Zealand Dollar

PLN – Polish Zlotych

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

^Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:

O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)

yr. – year

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CAD	35,185	AUD	(39,000)	2/22/07	$(523)
CAD	26,317	NZD	(33,000)	2/22/07	(566)
EUR	102,006	GBP	(69,000)	1/11/07	(398)
EUR	50,400	ISK	(4,659,000)	1/11/07	1,215
EUR	112,407	PLN	(430,395)	1/11/07	166
EUR	(39,400)	USD	51,857	1/11/07	(186)
JPY	67,540,210	EUR	(444,818)	1/11/07	(19,093)
JPY	(107,533,500)	USD	931,905	1/11/07	26,802
					$7,417

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

1See Note 8 in "Notes to Financial Statements."

See accompanying notes

Global Bond Series- 7

Delaware VIP Trust — Delaware VIP Global Bond Series
Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investments at market (cost $4,646,682)	$4,689,428
Foreign currencies (cost $174,224)	174,939
Cash	192,491
Interest receivable	72,679
Receivable for securities sold	75,866
Due from manager	440
Foreign currency contracts, at value	7,417
Total assets	5,213,260
LIABILITIES:
Payable for securities purchased	60,898
Liquidations payable	584
Due to manager and affiliates	3,738
Other accrued expenses	22,934
Total liabilities	88,154
Total net assets	$5,125,106

See accompanying notes

Global Bond Series- 8

Delaware VIP Trust — Delaware VIP Global Bond Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Interest	$1,038,195
EXPENSES:
Management fees	215,143
Custodian fees	25,952
Audit and tax	12,615
Accounting and administration expenses	11,474
Reports and statements to shareholders	9,912
Pricing fees	4,343
Legal fees	3,888
Dividend disbursing and transfer agent fees and expenses	2,869
Trustees' fees and benefits	2,359
Consulting fees	339
Dues and services	233
Insurance fees	149
Registration fees	53
Distribution expenses – Service Class	25
Trustees' expenses	24
289,378
Less expenses absorbed or waived	(6,992)
Less waiver of distribution expenses – Service Class	(4)
Total operating expenses	282,382
NET INVESTMENT INCOME	755,813
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(632,497)
Options written	215
Foreign currencies	(604,827)
Net realized loss	(1,237,109)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	1,570,227
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	333,118
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,088,931

See accompanying notes

Delaware VIP Trust — Delaware VIP Global Bond Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$755,813	$1,451,016
Net realized gain (loss) on investments and foreign currencies	(1,237,109)	938,859
Net change in unrealized appreciation/ depreciation on investments and foreign currencies	1,570,227	(9,350,986)
Net increase (decrease) in net assets resulting from operations	1,088,931	(6,961,111)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,095,558)	(12,177,352)
Service Class	(135)	(1,263)
Net realized gain on investments:
Standard Class	(1,681,682)	(1,441,808)
Service Class	(242)	(152)
	(2,777,617)	(13,620,575)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,820,136	3,701,855
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,777,240	13,619,160
Service Class	377	1,415
	9,597,753	17,322,430
Cost of shares repurchased:
Standard Class	(64,786,686)	(21,110,123)
Service Class	(8,396)	—
	(64,795,082)	(21,110,123)
Decrease in net assets derived from capital share transactions	(55,197,329)	(3,787,693)
NET DECREASE IN NET ASSETS	(56,886,015)	(24,369,379)
NET ASSETS:
Beginning of year	62,011,121	86,380,500
End of year (including undistributed net investment income of $381,679 and $949,981, respectively)	$5,125,106	$62,011,121

See accompanying notes

Global Bond Series- 9

Delaware VIP Trust — Delaware VIP Global Bond Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Global Bond Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$10.330	$13.560	$13.940	$11.770	$9.470
Income (loss) from investment operations:
Net investment income[1]	0.267	0.217	0.316	0.356	0.404
Net realized and unrealized gain (loss) on investments and foreign currencies	0.040	(1.265)	1.262	2.005	1.957
Total from investment operations	0.307	(1.048)	1.578	2.361	2.361
Less dividends and distributions from:
Net investment income	(0.200)	(1.951)	(1.692)	(0.191)	(0.061)
Net realized gain on investments	(0.307)	(0.231)	(0.266)	—	—
Total dividends and distributions	(0.507)	(2.182)	(1.958)	(0.191)	(0.061)
Net asset value, end of period	$10.130	$10.330	$13.560	$13.940	$11.770
Total return[2]	3.15%	(8.65%)	13.00%	20.36%	25.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,125	$62,003	$86,372	$105,463	$91,945
Ratio of expenses to average net assets	0.98%	0.97%	0.93%	0.87%	0.81%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.01%	1.09%	0.93%	0.91%	0.81%
Ratio of net investment income to average net assets	2.64%	1.94%	2.52%	2.81%	3.76%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.61%	1.82%	2.52%	2.77%	3.76%
Portfolio turnover	200%	188%	117%	111%	49%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Global Bond Series- 10

Delaware VIP Trust — Delaware VIP Global Bond Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Global Bond Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The sole shareholder of Service Class shares liquidated its shares on December 21, 2006. The Service Class of the Series is no longer offered to new purchasers. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Global Bond Series- 11

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Series through April 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had receivables due from or liabilities payable to affiliates as follows:

Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fee Payable to DDLP	Other Expenses Payable to DMC and Affiliates*	Receivable from DMC Under Expense Limitation Agreement
$(252)	$(1)	$(3,485)	$440

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $1,158 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $741. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Global Bond Series- 12

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$52,957,923
Purchases of U.S. government securities	2,641,531
Sales other than U.S. government securities	103,367,910
Sales of U.S. government securities	7,921,638

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$4,656,740	$83,086	$(50,398)	$32,688

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$2,440,216	$12,733,806
Long-term capital gains	337,401	886,769
Total distribution	$2,777,617	$13,620,575

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,296,037
Undistributed ordinary income	807,129
Post-October currency losses	(385,043)
Capital loss carryforwards	(1,595,392)
Other temporary differences	(34,205)
Unrealized appreciation of investments and foreign currencies	36,580
Net assets	$5,125,106

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of forward foreign currency contracts, currency straddles, and tax treatment of market discount and premium on debt instruments.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(228,422)	$228,422

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $1,595,392 remaining at December 31, 2006 will expire in 2014.

Global Bond Series-13

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	695,050	317,642
Shares issued upon reinvestment of dividends and distributions:
Standard Class	283,971	1,242,624
Service Class	38	129
	979,059	1,560,395
Shares repurchased:
Standard Class	(6,476,295)	(1,928,903)
Service Class	(825)	—
	(6,477,120)	(1,928,903)
Net decrease	(5,498,061)	(368,508)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

9. Options Written

During the year ended December 31, 2006, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Global Bond Series- 14

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

9. Options Written (continued)

Transactions in options written during the year ended December 31, 2006 for the Series were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2005	—	$—
Options written	100,000	215
Options expired	(100,000)	(215)
Options outstanding at December 31, 2006	—	$—

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
12%	88%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

13. Liquidation of Series

On November 16, 2006, the Board of Trustees of the Delaware VIP Trust unanimously voted and approved a proposal to liquidate and dissolve the Delaware VIP Global Bond Series, subject to shareholder approval. Series shareholders will receive a proxy statement providing them with information about the distribution and requesting their votes on the proposed liquidation and dissolution of their Series at a special meeting of shareholders expected to be held February 28, 2007. If approved, the liquidation and dissolution is expected to take place by the end of March 2007.

Global Bond Series-15

Delaware VIP Trust — Delaware VIP Global Bond Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust – Delaware VIP Global Bond Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of the Delaware VIP Global Bond Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Global Bond Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Global Bond Series- 16

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Global Bond Series- 17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Global Bond Series- 18

Delaware VIP Trust — Delaware VIP Growth Opportunities Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP Growth Opportunities Series Standard Class shares had a positive return of 6.36%, and Service Class shares gained 6.03% (both figures with distributions reinvested). The Series benchmark, the Russell Midcap Growth Index, gained 10.66% (source: Lipper).

In general, value stocks strongly outperformed growth stocks during the fiscal year. This disparity reflected, in part, almost indiscriminate risk aversion by investors from late April to early August due to fears about inflation and rising interest rates. The attendant disconnect between price action and fundamentals hit smaller-cap growth stocks hard, and sectors and industries where we had a significant portion of the portfolio positioned — technology; biotech and medical tech; and consumer-related industries — were further punished.

This severe investor pessimism eventually gave way in August, as commodity prices dropped and the Federal Reserve finally paused its two-plus year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, followed in the fourth quarter by a rally in mid- and small-cap stocks.

For the year, the Series received a strongly positive contribution from its industrial holdings, including specialty metals manufacturer, Allegheny Technologies, and mining equipment manufacturer, Joy Global. Stock selection in the business services and consumer services sectors also added value.

Unfortunately, these positive contributions were offset by the adverse impact of some problematic holdings in the Series' technology and healthcare holdings. FDA rejection of the Neurocrine Bioscience insomnia drug caught investors completely by surprise, sending the stock down considerably and providing evidence of an increasingly cautious FDA with respect to new drug approval. The Series' holdings in Neurocrine Bioscience were sold before Dec. 31, 2006.

Some nervousness in the technology sector was exacerbated by the SEC investigation into past options-granting practices. Some technology holdings were adversely affected by these events, though many later rebounded. Overall, sector selection for the year also hindered performance, primarily due to overweights in consumer non-durables and technology, along with underweights in energy and basic industry.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Growth Opportunities Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Growth Opportunities Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+6.36%	+7.13%	+9.23%	+9.95%
Service Class Shares**	+6.03%	+6.88%	NA	+0.05%

  *  Commenced operations on July 12, 1991

  **  Commenced operations on May 1, 2000

Growth Opportunities Series- 1

Delaware VIP Trust — Delaware VIP Growth Opportunities Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Growth Opportunities Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell Midcap Growth Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity investment or variable life compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Growth Opportunities Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in small and/or medium-sized companies typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Growth Opportunities Series- 2

Delaware VIP Trust — Delaware VIP Growth Opportunities Series

Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,032.20	0.93%	$4.76
Service Class	1,000.00	1,030.40	1.18%	6.04
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.52	0.93%	$4.74
Service Class	1,000.00	1,019.26	1.18%	6.01

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Opportunities Series- 3

Delaware VIP Trust — Delaware VIP Growth Opportunities Series

Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	99.44%
Basic Industry/Capital Goods	9.96%
Business Services	10.59%
Consumer Durables	2.07%
Consumer Non-Durables	14.23%
Consumer Services	6.66%
Energy	6.65%
Financials	9.99%
Health Care	13.02%
Technology	24.19%
Transportation	2.08%
Repurchase Agreements	0.04%
Securities Lending Collateral	13.23%
Fixed Rate Note	2.50%
Variable Rate Notes	10.73%
Total Market Value of Securities	112.71%
Obligation to Return Securities Lending Collateral	(13.23%)
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Staples	3.08%
Marriott International Class A	2.46%
Coach	2.43%
National Oilwell Varco	2.36%
Hologic	2.09%
Allegheny Technologies	2.08%
Activision	2.07%
Network Appliance	2.05%
Starwood Hotels & Resorts Worldwide	2.04%
Nordstrom	2.01%

Growth Opportunities Series- 4

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–99.44%
Basic Industry/Capital Goods–9.96%
Allegheny Technologies	11,700	$1,060,956
* Graco	23,700	938,994
Joy Global	20,600	995,804
† Mettler-Toledo International	10,300	812,155
Oshkosh Truck	11,900	576,198
* Trinity Industries	19,900	700,480
		5,084,587
Business Services–10.59%
† Dun & Bradstreet	8,700	720,273
Expeditors International Washington	21,900	886,950
† Fiserv	14,300	749,606
Global Payments	15,200	703,760
Paychex	23,300	921,282
Robert Half International	16,400	608,768
† WESCO International	13,900	817,459
		5,408,098
Consumer Durables–2.07%
† Activision	61,300	1,056,812
		1,056,812
Consumer Non-Durables–14.23%
American Eagle Outfitters	30,000	936,300
* Bebe Stores	26,300	520,477
† Coach	28,900	1,241,544
Family Dollar Stores	13,100	384,223
*† J. Crew	5,700	219,735
Nordstrom	20,800	1,026,272
Staples	58,900	1,572,630
† Starbucks	20,200	715,484
Whole Foods Market	13,800	647,634
		7,264,299
Consumer Services–6.66%
Host Hotels & Resorts	23,038	565,583
Marriott International Class A	26,300	1,255,036
Starwood Hotels & Resorts Worldwide	16,700	1,043,750
† Wynn Resorts	5,700	534,945
		3,399,314
Energy–6.65%
Chesapeake Energy	27,000	784,350
† Helix Energy Solutions	17,600	552,112
† National Oilwell Varco	19,700	1,205,246
Smith International	20,800	854,256
		3,395,964
Financials–9.99%
*† Affiliated Managers	8,900	935,657
Compass Bancshares	11,500	685,975
† E Trade Financial	23,200	520,144
Legg Mason	6,400	608,320
Lehman Brothers	13,000	1,015,560
Nuveen Investments Class A	15,600	809,328
Zions Bancorp	6,400	527,616
		5,102,600

	Number of Shares	Market Value
COMMON STOCK (continued)
Health Care–13.02%
Caremark Rx	12,000	$685,320
Dade Behring	19,200	764,352
† Express Scripts	7,900	565,640
*† Hologic	22,700	1,073,256
*† Invitrogen	15,300	865,827
† Medco Health Solutions	16,700	892,448
*† MGI Pharma	29,600	544,936
Omnicare	12,000	463,560
*† PDL BioPharma	39,400	793,516
		6,648,855
Technology–24.19%
† Amdocs	16,700	647,125
† Broadcom Class A	26,850	867,524
† Ciena	19,685	545,471
† Citrix Systems	11,800	319,190
† F5 Networks	7,900	586,259
† Focus Media ADR	10,400	690,456
† Integrated Device Technology	15,900	246,132
Intersil Class A	22,800	545,376
L-3 Communications	9,400	768,732
† Marvell Technology	36,900	708,111
*† Microsemi	37,500	736,875
† Network Appliance	26,700	1,048,776
† NII Holdings	14,800	953,712
*† NutriSystem	9,700	614,883
*† Polycom	26,000	803,660
*† salesforce.com	15,700	572,265
† SanDisk	8,700	374,361
Satyam Computer Services ADR	28,000	672,280
† Tellabs	63,300	649,458
		12,350,646
Transportation–2.08%
* Hunt (J.B.) Transport Services	24,100	500,557
UTi Worldwide	18,700	559,130
		1,059,687
Total Common Stock (cost $39,818,926)		50,770,862
	Principal	Amount
REPURCHASE AGREEMENTS–0.04%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $7,224, collateralized by $7,560 U.S. Treasury Bills due 6/28/07, market value $7,374)	$7,220	7,220
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $8,685, collateralized by $750 U.S. Treasury Notes 4.00% due 6/15/09, market value $738, $4,650 U.S. Treasury Notes 6.125% due 8/15/07, market value $4,788 and $3,100 U.S. Treasury Notes 6.50% due 2/15/10, market value $3,334)	8,680	8,680

Growth Opportunities Series- 5

Delaware VIP Growth Opportunities Series
Statement of Net Assets (continued)

	Principal Amount	Market Value
REPURCHASE AGREEMENTS (continued)
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $3,102, collateralized by $3,200 U.S. Treasury Bills due 3/29/07, market value $3,164)	$3,100	$3,100
Total Repurchase Agreements (cost $19,000)		19,000
Total Market Value of Securities Before Securities Lending Collateral–99.48% (cost $39,837,926)		50,789,862
SECURITIES LENDING COLLATERAL**–13.23%
Short-Term Investments
Fixed Rate Note – 2.50%
Citigroup Global Markets 5.32% 1/2/07	1,277,883	1,277,883
		1,277,883
• Variable Rate Notes–10.73%
American Honda Finance 5.32% 2/21/07	165,252	165,252
ANZ National 5.35% 1/29/08	36,723	36,723
Australia New Zealand 5.35% 1/29/08	183,614	183,613
Bank of America 5.32% 2/23/07	238,698	238,698
Bank of New York 5.34% 1/29/08	146,891	146,891
Barclays New York 5.31% 5/18/07	238,698	238,698
Bayerische Landesbank 5.40% 1/29/08	183,614	183,614

	Principal Amount	Market Value
SECURITY LENDING COLLATERAL (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
Bear Stearns 5.41% 6/29/07	$220,336	$220,336
BNP Paribas 5.35% 1/29/08	183,614	183,613
Canadian Imperial Bank 5.33% 1/29/09	128,529	128,529
CDC Financial 5.36% 1/29/07	238,698	238,698
Citigroup Global Markets 5.38% 1/5/07	238,698	238,698
Commonwealth Bank 5.35% 1/29/08	183,614	183,613
Deutsche Bank 5.34% 2/23/07	220,336	220,336
Dexia Bank 5.33% 9/28/07	257,058	257,021
Goldman Sachs 5.45% 12/28/07	238,698	238,698
Marshall & Ilsley Bank 5.33% 1/29/08	201,975	201,975
Merrill Lynch Mortgage Capital 5.41% 1/8/07	238,698	238,698
Morgan Stanley 5.49% 1/29/08	238,698	238,698
National Australia Bank 5.32% 3/7/07	227,681	227,681
National City Bank 5.32% 3/2/07	220,343	220,356
National Rural Utilities 5.34% 1/29/08	290,109	290,109
Nordea Bank New York 5.31% 5/16/07	91,806	91,804
Nordea Bank Norge 5.36% 1/29/08	183,614	183,614
Royal Bank of Scotland 5.34% 1/29/08	183,614	183,614
Societe Generale 5.32% 1/29/08	91,807	91,807
Toronto Dominion 5.32% 5/29/07	220,336	220,336
Wells Fargo 5.36% 1/29/08	183,614	183,614
		5,475,337
Total Securities Lending Collateral (cost $6,753,220)		6,753,220

TOTAL MARKET VALUE OF SECURITIES – 112.71% (cost $46,591,146)	57,543,082 ❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL** – (13.23%)	(6,753,220)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES – 0.52%	265,501
NET ASSETS APPLICABLE TO 2,709,600 SHARES OUTSTANDING – 100.00%	$51,055,363
NET ASSET VALUE – DELAWARE VIP GROWTH OPPORTUNITIES SERIES STANDARD CLASS ($38,858,902 / 2,055,403 Shares)	$18.91
NET ASSET VALUE – DELAWARE VIP GROWTH OPPORTUNITIES SERIES SERVICE CLASS ($12,196,461 / 654,197 Shares)	$18.64
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$44,936,524
Accumulated net realized loss on investments	(4,833,097)
Net unrealized appreciation of investments	10,951,936
Total net assets	$51,055,363

  *  Fully or partially on loan.

  **  See Note 8 in "Notes to Financial Statements."

  ❖  Includes $6,632,572 of securities loaned.

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The rate shown is the rate as of December 31, 2006.

ADR – American Depositary Receipts

See accompanying notes

Growth Opportunities Series-6

Delaware VIP Trust — Delaware VIP
Growth Opportunities Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP
Growth Opportunities Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$321,123
Interest	107,756
Securities lending income	9,433
438,312
EXPENSES:
Management fees	414,292
Distribution expenses - Service Class	39,051
Accounting and administration expenses	22,096
Reports and statements to shareholders	19,308
Audit and tax	13,136
Trustees' fees and benefits	9,378
Legal fees	6,038
Dividend disbursing and transfer agent fees and expenses	5,523
Custodian fees	4,228
Dues and services	1,933
Consulting fees	1,787
Insurance fees	1,672
Pricing fees	439
Trustees' expenses	269
Taxes (other than taxes on income)	84
Registration fees	52
Other	44
539,330
Less waiver of distribution expenses - Service Class	(6,509)
Less expense paid indirectly	(41)
Total operating expenses	532,780
NET INVESTMENT LOSS	(94,468)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,652,389
Net change in unrealized appreciation/depreciation of investments	(3,075,782)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,576,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,482,139

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(94,468)	$(256,753)
Net realized gain on investments	6,652,389	7,465,944
Net change in unrealized appreciation/ depreciation of investments	(3,075,782)	(732,587)
Net increase in net assets resulting from operations	3,482,139	6,476,604
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	38,229,325	1,424,558
Service Class	12,382,384	1,280,534
	50,611,709	2,705,092
Cost of shares repurchased:
Standard Class	(48,030,272)	(17,343,946)
Service Class	(15,056,667)	(3,746,289)
	(63,086,939)	(21,090,235)
Decrease in net assets derived from capital share transactions	(12,475,230)	(18,385,143)
NET DECREASE IN NET ASSETS	(8,993,091)	(11,908,539)
NET ASSETS:
Beginning of year	60,048,454	71,956,993
End of year (there was no undistributed net investment income at either year end)	$51,055,363	$60,048,454

See accompanying notes

Growth Opportunities Series-7

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$17.780	$15.960	$14.190	$10.060	$15.010
Income (loss) from investment operations:
Net investment loss[1]	(0.021)	(0.056)	(0.031)	(0.032)	(0.025)
Net realized and unrealized gain (loss) on investments	1.151	1.876	1.801	4.162	(3.351)
Total from investment operations	1.130	1.820	1.770	4.130	(3.376)
Less dividends and distributions from:
Return of capital	–	–	–	–	(1.574)
Total dividends and distributions	–	–	–	–	(1.574)
Net asset value, end of period	$18.910	$17.780	$15.960	$14.190	$10.060
Total return[2]	6.36%	11.40%	12.47%	41.05%	(24.94%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,859	$46,000	$56,875	$65,368	$60,964
Ratio of expenses to average net assets	0.91%	0.90%	0.84%	0.85%	0.87%
Ratio of net investment loss to average net assets	(0.11%)	(0.35%)	(0.21%)	(0.27%)	(0.21%)
Portfolio turnover	67%	75%	94%	94%	88%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Growth Opportunities Series-8

Delaware VIP Growth Opportunities Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$17.580	$15.810	$14.100	$10.010	$14.970
Income (loss) from investment operations:
Net investment loss[1]	(0.066)	(0.096)	(0.066)	(0.058)	(0.043)
Net realized and unrealized gain (loss) on investments	1.126	1.866	1.776	4.148	(3.343)
Total from investment operations	1.060	1.770	1.710	4.090	(3.386)
Less dividends and distributions from:
Return of capital	–	–	–	–	(1.574)
Total dividends and distributions	–	–	–	–	(1.574)
Net asset value, end of period	$18.640	$17.580	$15.810	$14.100	$10.010
Total return[2]	6.03%	11.20%	12.13%	40.86%	(25.09%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,196	$14,048	$15,082	$16,906	$15,275
Ratio of expenses to average net assets	1.16%	1.15%	1.09%	1.07%	1.02%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.21%	1.20%	1.14%	1.10%	1.02%
Ratio of net investment loss to average net assets	(0.36%)	(0.60%)	(0.46%)	(0.49%)	(0.36%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.41%)	(0.65%)	(0.51%)	(0.52%)	(0.36%)
Portfolio turnover	67%	75%	94%	94%	88%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

Growth Opportunities Series- 9

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Growth Opportunities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Growth Opportunities Series- 10

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $12,381 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.95% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.90% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$33,083	$2,462	$2,640	$1,881

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $2,580 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $6,312. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

Growth Opportunities Series- 11

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$36,012,814
Sales	48,012,211

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$46,656,656	$12,588,184	$(1,701,758)	$10,886,426

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2006 and 2005.

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$44,936,524
Capital loss carryforwards	(4,767,587)
Unrealized appreciation of investments	10,886,426
Net assets	$51,055,363

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Paid-in Capital
$94,468	$(94,468)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $6,244,728 was utilized in 2006. Capital loss carryforwards of $4,767,587 remaining at December 31, 2006 will expire in 2010.

Growth Opportunities Series- 12

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	2,215,596	86,824
Service Class	725,687	78,177
	2,941,283	165,001
Shares repurchased:
Standard Class	(2,747,292)	(1,064,136)
Service Class	(870,649)	(232,719)
	(3,617,941)	(1,296,855)
Net decrease	(676,658)	(1,131,854)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Series records security lending income net of such allocation.

At December 31, 2006, the market value of securities on loan was $6,632,572, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

Growth Opportunities Series- 13

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Growth Opportunities Series

We have audited the accompanying statement of net assets of the Delaware VIP Growth Opportunities Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Growth Opportunities Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Growth Opportunities Series-14

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Growth Opportunities Series- 15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Growth Opportunities Series- 16

Delaware VIP Trust — Delaware VIP High Yield Series

Still-strong corporate balance sheets, combined with a general search for yield by investors in a low interest rate environment, helped high yield bond market performance in 2006. For the year ended Dec. 31, 2006, Delaware VIP High Yield Series returned +12.45% for Standard Class shares and +12.19% for Service Class shares (both figures reflect all distributions reinvested). During the same period, the Series' benchmark — the Bear Stearns High Yield Index — gained 11.64% (source: Bloomberg).

We continued to focus on security selection as the primary driver of the Series' performance. Although the economic climate and other big-picture factors were influential in the high yield market, company-specific characteristics and influences generally played larger roles in overall performance. As such, we avoided making significant sector bets, preferring instead to rely on in-depth research to uncover attractively valued securities throughout the high yield market.

During the year, the automotive industry continued to influence high yield market returns. Despite concerns surrounding the high cost of gasoline, automotive-industry bonds performed very well at times, as several companies made efforts to reduce legacy costs and bring production in line with demand. Our security-by-security analysis has led us to be cautious in this sector, and we were underweight versus the index in major automotive issues such as General Motors and Ford bonds, which together represent a significant portion of the index. We believe this was a prudent approach, and it reflects a belief that a single industry comprised of only two available bond issues should not represent such a large component of the Series.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses or the investment carefully before investing. The Delaware VIP High Yield Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP High Yield Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+12.45%	+11.78%	+4.29%	+7.05%
Service Class Shares**	+12.19%	+11.56%	NA	+6.08%

  *  Commenced operations on July 28, 1988

  **  Commenced operations on May 1, 2000

High Yield Series- 1

Delaware VIP Trust — Delaware VIP High Yield Series (continued)

The chart shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Bear Stearns High Yield Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

The Bear Stearns High Yield Index measures the performance of a large group of high yield securities across a wide spectrum of industries with at least one year to maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

High Yield Series- 2

Delaware VIP Trust — Delaware VIP High Yield Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,080.10	0.80%	$4.19
Service Class	1,000.00	1,080.30	1.05%	5.51
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08
Service Class	1,000.00	1,019.91	1.05%	5.35

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Series- 3

Delaware VIP Trust — Delaware VIP High Yield Series
Sector Allocation and Credit Rating Breakdown

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Collateralized Bond Obligations	0.02%
Commercial Mortgage-Backed Securities	0.45%
Corporate Bonds	91.48%
Basic Industry	12.07%
Brokerage	2.07%
Capital Goods	5.27%
Consumer Cyclical	7.32%
Consumer Non-Cyclical	6.20%
Energy	7.24%
Finance & Investments	0.06%
Media	8.00%
Real Estate	1.37%
Services Cyclical	17.09%
Services Non-Cyclical	8.00%
Technology & Electronics	3.21%
Telecommunications	9.55%
Utilities	4.03%
Convertible Bonds	0.53%
Emerging Market Bonds	1.13%
Senior Secured Loans	2.19%
Common Stock	0.92%
Warrants	0.00%
Repurchase Agreements	0.08%
Total Market Value of Securities	96.80%
Receivables and Other Assets Net of Liabilities	3.20%
Total Net Assets	100.00%
Credit Rating Breakdown (as a % of fixed income investments)
AAA	2.69%
BBB	1.02%
BB	19.80%
B	57.93%
CCC	15.33%
D	0.42%
Not Rated	2.81%
Total	100.00%

High Yield Series- 4

Delaware VIP Trust — Delaware VIP High Yield Series
Statement of Net Assets

December 31, 2006

	Principal Amount (U.S.$)	Market Value (U.S.$)
@= COLLATERALIZED BOND OBLIGATIONS–0.02%
• Merrill Lynch CBO VII Series 1997-C3A A 5.741% 3/23/08	$281,157	$14,345
South Street CBO Series 1999-1A A1 7.16% 7/1/11	34,848	34,848
Total Collateralized Bond Obligations (cost $192,327)		49,193
COMMERCIAL MORTGAGE-BACKED SECURITIES–0.45%
# First Union National Bank Commercial Mortgage Series 2001-C2 L 144A 6.46% 1/12/43	1,375,000	1,390,099
Total Commercial Mortgage-Backed Securities (cost $1,395,571)		1,390,099
CORPORATE BONDS–91.48%
Basic Industry–12.07%
Abitibi-Consolidated 7.875% 8/1/09	425,000	416,500
AK Steel 7.875% 2/15/09	1,625,000	1,633,125
Bowater 9.00% 8/1/09	950,000	999,875
9.50% 10/15/12	2,200,000	2,288,000
Donohue Forest Products 7.625% 5/15/07	1,325,000	1,328,313
Georgia Pacific
# 144A 7.00% 1/15/15	1,325,000	1,328,313
9.50% 12/1/11	1,005,000	1,105,500
Gold Kist 10.25% 3/15/14	1,375,000	1,584,564
# Hexion US Finance 144A 9.75% 11/15/14	1,715,000	1,747,156
Lyondell Chemical 8.00% 9/15/14	1,425,000	1,485,563
8.25% 9/15/16	1,550,000	1,635,250
10.50% 6/1/13	190,000	209,950
# Momentive Performance Materials 144A 9.75% 12/1/14	2,175,000	2,185,875
# Nell AF SARL 144A 8.375% 8/15/15	1,650,000	1,703,625
NewPage 10.00% 5/1/12	1,700,000	1,802,000
Norske Skog Canada 8.625% 6/15/11	2,975,000	3,027,062
# Port Townsend Paper 144A 11.00% 4/15/11	1,905,000	1,685,925
Potlatch 13.00% 12/1/09	2,000,000	2,316,140
# Sappi Papier 144A 7.50% 6/15/32	2,575,000	2,411,981
‡ Solutia 6.72% 10/15/37	2,150,000	2,104,313
Tembec Industries 8.625% 6/30/09	4,525,000	3,122,249
Witco 6.875% 2/1/26	965,000	849,200
		36,970,479
Brokerage–2.07%
E Trade Financial 8.00% 6/15/11	2,000,000	2,100,000
LaBranche 9.50% 5/15/09	1,290,000	1,360,950
11.00% 5/15/12	2,650,000	2,868,625
		6,329,575
Capital Goods–5.27%
Armor Holdings 8.25% 8/15/13	1,075,000	1,123,375

	Principal Amount (U.S.$)	Market Value (U.S.$)
CORPORATE BONDS (continued)
Capital Goods (continued)
# Berry Plastics 144A 8.875% 9/15/14	$1,400,000	$1,428,000
Building Materials 8.00% 10/15/07	800,000	815,040
CPG International 10.50% 7/1/13	950,000	972,563
# Esco 144A 8.625% 12/15/13	950,000	980,875
Graham Packaging 9.875% 10/15/14	2,810,000	2,852,149
Interface 10.375% 2/1/10	2,125,000	2,358,750
Intertape Polymer 8.50% 8/1/14	1,510,000	1,370,325
Mueller Group 10.00% 5/1/12	405,000	442,463
☐ NTK Holdings 10.75% 3/1/14	1,625,000	1,145,625
# RBS Global & Rexnord 144A 11.75% 8/1/16	1,150,000	1,207,500
Trimas 9.875% 6/15/12	1,500,000	1,458,750
		16,155,415
Consumer Cyclical–7.32%
Accuride 8.50% 2/1/15	1,300,000	1,257,750
Carrols 9.00% 1/15/13	1,450,000	1,489,875
Denny's 10.00% 10/1/12	1,450,000	1,537,000
Ford Motor Credit 7.375% 10/28/09	1,450,000	1,453,999
8.00% 12/15/16	750,000	742,364
• 8.11% 1/13/12	750,000	744,101
9.875% 8/10/11	750,000	802,885
General Motors 8.375% 7/15/33	2,350,000	2,185,499
General Motors Acceptance Corporation 6.875% 9/15/11	1,855,000	1,904,564
8.00% 11/1/31	530,000	610,243
# Goodyear Tire & Rubber 144A 8.625% 12/1/11	1,975,000	2,049,062
Landry's Restaurant 7.50% 12/15/14	1,175,000	1,154,438
# Micheals Stores 144A 11.375% 11/1/16	1,475,000	1,545,063
Neiman Marcus 9.00% 10/15/15	1,165,000	1,277,131
NPC International 9.50% 5/1/14	1,500,000	1,545,000
O'Charleys 9.00% 11/1/13	1,225,000	1,292,375
Visteon 8.25% 8/1/10	850,000	833,000
		22,424,349
Consumer Non-Cyclical–6.20%
Constellation Brands 8.125% 1/15/12	1,950,000	2,037,750
Cott Beverages 8.00% 12/15/11	1,750,000	1,793,750
# Elan Finance 144A 8.875% 12/1/13	1,350,000	1,356,750
Ingles Markets 8.875% 12/1/11	2,125,000	2,225,938
National Beef Packing 10.50% 8/1/11	2,175,000	2,305,499
Pilgrim's Pride 9.625% 9/15/11	1,665,000	1,748,250
Pinnacle Foods 8.25% 12/1/13	1,550,000	1,594,563
Playtex Products 9.375% 6/1/11	2,255,000	2,362,112
Swift & Company 12.50% 1/1/10	1,225,000	1,258,688
True Temper Sports 8.375% 9/15/11	775,000	678,125
Warner Chilcott 8.75% 2/1/15	1,575,000	1,622,250
		18,983,675
Energy–7.24%
Bluewater Finance 10.25% 2/15/12	985,000	1,036,713
Chesapeake Energy 6.625% 1/15/16	445,000	444,444
# Complete Production Services 144A 8.00% 12/15/16	475,000	489,250
Compton Petroleum 7.625% 12/1/13	2,145,000	2,080,649

High Yield Series-5

Delaware VIP High Yield Series
Statement of Net Assets (continued)

	Principal Amount (U.S.$)	Market Value (U.S.$)
CORPORATE BONDS (continued)
Energy (continued)
El Paso Natural Gas 7.625% 8/1/10	$1,240,000	$1,302,000
# El Paso Performance-Linked Trust 144A 7.75% 7/15/11	975,000	1,035,938
El Paso Production 7.75% 6/1/13	875,000	919,844
# Hilcorp Energy 144A 7.75% 11/1/15	400,000	395,000
9.00% 6/1/16	1,475,000	1,567,188
10.50% 9/1/10	1,450,000	1,558,750
Inergy Finance 6.875% 12/15/14	810,000	799,875
8.25% 3/1/16	375,000	395,625
Mariner Energy 7.50% 4/15/13	1,200,000	1,170,000
# OPTI Canada 144A 8.25% 12/15/14	1,175,000	1,213,188
PetroHawk Energy 9.125% 7/15/13	2,845,000	3,001,474
# Regency Energy 144A 8.375% 12/15/13	2,650,000	2,669,874
• Secunda International 13.374% 9/1/12	1,125,000	1,165,781
Whiting Petroleum 7.25% 5/1/13	935,000	942,013
		22,187,606
Finance & Investments–0.06%
iPayment 9.75% 5/15/14	175,000	180,688
		180,688
Media–8.00%
CCH I Holdings 13.50% 1/15/14	1,635,000	1,614,563
‡ Century Communications 9.50% 9/1/07	2,820,000	3,426,300
Charter Communications 13.50% 1/15/11	4,275,000	4,253,624
# CMP Susquehanna 144A 9.875% 5/15/14	1,020,000	1,020,000
Dex Media East Finance 12.125% 11/15/12	1,780,000	1,964,675
# Idearc 144A 8.00% 11/15/16	800,000	816,000
Insight Communications 12.25% 2/15/11	275,000	288,750
Insight Midwest 9.75% 10/1/09	420,000	427,876
Lodgenet Entertainment 9.50% 6/15/13	2,555,000	2,765,788
Mediacom Capital 9.50% 1/15/13	4,325,000	4,476,375
# Quebecor World 144A 9.75% 1/15/15	1,100,000	1,112,375
Vertis 10.875% 6/15/09	550,000	555,500
WMG Acquisition 7.375% 4/15/14	1,800,000	1,791,000
		24,512,826
Real Estate–1.37%
American Real Estate Partners 8.125% 6/1/12	1,450,000	1,504,375
BF Saul REIT 7.50% 3/1/14	1,750,000	1,787,187
Rouse 7.20% 9/15/12	875,000	899,518
		4,191,080
Services Cyclical–17.09%
Adesa 7.625% 6/15/12	1,975,000	2,049,063
American Airlines 7.377% 5/23/19	1,106,320	1,081,427
Boyd Gaming 8.75% 4/15/12	1,925,000	2,021,250
Brickman 11.75% 12/15/09	580,000	619,150
# Buffalo Thunder Development Authority 144A 9.375% 12/15/14	1,650,000	1,683,000

	Principal Amount (U.S.$)	Market Value (U.S.$)
CORPORATE BONDS (continued)
Services Cyclical (continued)
Corrections Corporation of America 7.50% 5/1/11	$1,625,000	$1,681,875
FTI Consulting 7.625% 6/15/13	2,225,000	2,308,438
# Galaxy Entertainment Finance 144A 9.875% 12/15/12	3,125,000	3,363,280
Gaylord Entertainment 8.00% 11/15/13	1,500,000	1,563,750
Harrah's Operating 6.50% 6/1/16	2,125,000	1,905,840
# Hertz 144A 8.875% 1/1/14	1,350,000	1,420,875
☐ H-Lines Finance Holdings 11.00% 4/1/13	2,288,000	2,139,280
Horizon Lines 9.00% 11/1/12	935,000	986,425
Kansas City Southern de Mexico
# 144A 7.625% 12/1/13	1,650,000	1,654,125
9.375% 5/1/12	1,435,000	1,539,038
12.50% 6/15/12	500,000	542,500
Kansas City Southern Railway 9.50% 10/1/08	1,100,000	1,155,000
# Knowledge Learning 144A 7.75% 2/1/15	1,050,000	1,010,625
Majestic Star Casino 9.50% 10/15/10	1,575,000	1,661,625
Mandalay Resort 9.375% 2/15/10	1,650,000	1,773,750
9.50% 8/1/08	1,975,000	2,083,625
MGM Mirage 7.625% 1/15/17	900,000	906,750
# Mobile Services 144A 9.75% 8/1/14	1,150,000	1,207,500
OMI 7.625% 12/1/13	2,285,000	2,347,838
# Penhall International 144A 12.00% 8/1/14	1,025,000	1,112,125
# Pokagon Gaming Authority 144A 10.375% 6/15/14	2,350,000	2,585,000
# Rental Service 144A 9.50% 12/1/14	2,200,000	2,282,500
Seabulk International 9.50% 8/15/13	865,000	940,688
Stena 9.625% 12/1/12	1,800,000	1,926,000
☐ Town Sports International 11.00% 2/1/14	1,125,000	985,781
# Wimar Opco 144A 9.625% 12/15/14	975,000	970,125
Wheeling Island Gaming 10.125% 12/15/09	2,775,000	2,840,905
		52,349,153
Services Non-Cyclical–8.00%
# Aleris International 144A 10.00% 12/15/16	1,925,000	1,939,438
Casella Waste Systems 9.75% 2/1/13	3,450,000	3,631,125
CRC Health 10.75% 2/1/16	2,025,000	2,187,000
Geo Sub 11.00% 5/15/12	1,675,000	1,624,750
HCA 6.50% 2/15/16	3,675,000	3,114,563
# HCA 144A 9.25% 11/15/16	725,000	778,469
# HealthSouth 144A 10.75% 6/15/16	3,800,000	4,108,749
US Oncology 10.75% 8/15/14	2,100,000	2,331,000
☐ Vanguard Health 11.25% 10/1/15	3,825,000	2,964,375
WCA Waste 9.25% 6/15/14	1,750,000	1,837,500
		24,516,969
Technology & Electronics–3.21%
# Freescale Semiconductor 144A 10.125% 12/15/16	2,975,000	2,993,593

High Yield Series-6

Delaware VIP High Yield Series
Statement of Net Assets (continued)

	Principal Amount (U.S.$)	Market Value (U.S.$)
CORPORATE BONDS (continued)
Technology & Electronics (continued)
MagnaChip Semiconductor 8.00% 12/15/14	$3,950,000	$2,666,250
# NXP Funding 144A 9.50% 10/15/15	1,050,000	1,081,500
Solectron Global Finance 8.00% 3/15/16	550,000	559,625
Sungard Data Systems 10.25% 8/15/15	1,275,000	1,367,438
•# UGS Capital II PIK 144A 10.348% 6/1/11	1,150,059	1,158,685
		9,827,091
Telecommunications–9.55%
‡ Allegiance Telecom 11.75% 2/15/08	565,000	257,075
American Tower 7.125% 10/15/12	1,700,000	1,755,250
American Towers 7.25% 12/1/11	580,000	603,200
# Broadview Networks 144A 11.375% 9/1/12	1,275,000	1,335,563
Cincinnati Bell 8.375% 1/15/14	875,000	903,438
# Cricket Communications 144A 9.375% 11/1/14	1,675,000	1,775,500
# Digicel Limited 144A 9.25% 9/1/12	1,595,000	1,710,638
•# Hellas Telecommunications II 144A 11.115% 1/15/15	1,750,000	1,765,313
Hughes Network Systems 9.50% 4/15/14	3,475,000	3,644,405
☐ Inmarsat Finance 10.375% 11/15/12	2,925,000	2,709,280
• IWO Holdings 9.124% 1/15/12	265,000	271,625
Level 3 Communications 11.50% 3/1/10	1,550,000	1,650,750
# Level 3 Financing 144A 9.25% 11/1/14	825,000	845,625
# MetroPCS Wireless 144A 9.25% 11/1/14	800,000	840,000
Qwest 7.50% 10/1/14	2,200,000	2,343,000
• 8.61% 6/15/13	1,100,000	1,196,250
Rural Cellular 9.875% 2/1/10	1,685,000	1,800,844
• 11.121% 11/1/12	760,000	796,100
Triton CPCS 8.50% 6/1/13	850,000	818,125
8.75% 11/15/11	500,000	467,500
9.375% 2/1/11	1,115,000	1,053,675
• US LEC 13.87% 10/1/09	675,000	718,875
		29,262,031
Utilities–4.03%
Avista 9.75% 6/1/08	680,000	716,305
# Calpine 144A 8.496% 7/15/07	1,177,692	1,301,350
Elwood Energy 8.159% 7/5/26	2,028,488	2,129,445
Midwest Generation 8.30% 7/2/09	1,338,868	1,377,361
8.75% 5/1/34	2,200,000	2,398,000
Mirant Americas Generation 8.30% 5/1/11	2,300,000	2,369,000

	Principal Amount (U.S.$)	Market Value (U.S.$)
CORPORATE BONDS (continued)
Utilities (continued)
Mirant North America 7.375% 12/31/13	$225,000	$229,500
Orion Power 12.00% 5/1/10	1,440,000	1,641,600
# Tenaska Alabama Partners 144A 7.00% 6/30/21	174,458	174,136
		12,336,697
Total Corporate Bonds (cost $274,165,015)		280,227,634
CONVERTIBLE BONDS–0.53%
Ford Motor 4.25% 12/15/36 exercise price $9.20 expiration date 12/15/36	1,500,000	1,610,625
Total Convertible Bonds (cost $1,543,313)		1,610,625
EMERGING MARKET BONDS–1.13%
# C&M Finance 144A 8.10% 2/1/16	750,000	772,105
# True Move 144A 10.75% 12/16/13	1,700,000	1,666,000
Venezuela Government 6.00% 12/9/20	1,110,000	1,040,070
Total Emerging Market Bonds (cost $3,444,123)		3,478,175
« SENIOR SECURED LOANS–2.19%
Ford Motor Primary 1 8.36% 11/29/13	1,700,000	1,705,313
General Motors 7.745% 11/17/13	750,000	752,344
HCA Term Loan B 8.086% 11/18/13	900,000	912,094
Talecris Biotherapeutics 2nd Lien 13.50% 12/6/14	850,000	857,438
Wind Acquisition PIK 12.54% 12/7/11	2,445,000	2,484,730
Total Senior Secured Loans (cost $6,647,813)		6,711,919
	Number of Shares
COMMON STOCK–0.92%
d@†=Avado Brands	1,813	0
† Charter Communications Class A	58,900	180,234
† Foster Wheeler	24,215	1,335,208
† Mirant	34,864	1,100,656
† Petrojarl ADR	2,484	28,126
† Petroleum Geo-Services ADR	7,452	174,526
Total Common Stock (cost $1,266,455)		2,818,750
WARRANTS–0.00%
†# Solutia 144A, exercise price $7.59, expiration date 7/15/09	850	0
Total Warrants (cost $72,431)		0

High Yield Series-7

Delaware VIP High Yield Series
Statement of Net Assets (continued)

	Principal Amount (U.S.$)	Market Value (U.S.$)
REPURCHASE AGREEMENTS–0.08%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $97,372, collateralized by $101,810 U.S. Treasury Bills due 6/28/07, market value $99,360)	$97,320	$97,320
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $116,983, collateralized by $10,090 U.S. Treasury Notes 4.00% due 6/15/09, market value $9,941, $62,640 U.S. Treasury Notes 6.125% due 8/15/07, market value $64,509 and $41,760 U.S. Treasury Notes 6.50% due 2/15/10, market value $44,919)	116,920	116,920
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $41,782, collateralized by $43,130 U.S. Treasury Bills due 3/29/07, market value $42,631)	41,760	41,760
Total Repurchase Agreements (cost $256,000)		256,000

High Yield Series- 8

Delaware VIP High Yield Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–96.80% (cost $288,983,048)	$296,542,395
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.20%	9,801,674
NET ASSETS APPLICABLE TO 49,477,216 SHARES OUTSTANDING–100.00%	$306,344,069
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES STANDARD CLASS ($105,576,465 / 17,024,995 Shares)	$6.20
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES SERVICE CLASS ($200,767,604 / 32,452,221 Shares)	$6.19
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization - no par)	$322,120,172
Undistributed net investment income	21,003,046
Accumulated net realized loss on investments	(44,338,496)
Net unrealized appreciation of investments	7,559,347
Total net assets	$306,344,069

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

  d  Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2006, the aggregate amount of the restricted security equaled $0.00 or 0% of the Series' net assets. See Note 8 in "Notes to Financial Statements."

  ‡  Non-income producing security. Security is currently in default.

  ☐  Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

  =  Security is being fair valued in accordance with the Series' fair valuation policy. At December 31, 2006, the aggregate amount of fair valued securities equaled $49,193, which represented 0.02% of the Series' net assets. See Note 1 in "Notes to Financial Statements."

  @  Illiquid security. At December 31, 2006, the aggregate amount of illiquid securities equaled $49,193, which represented 0.02% of the Series' net assets. See Note 8 in "Notes to Financial Statements."

  «  Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

  #  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2006, the aggregate amount of Rule 144A securities equaled $74,433,606, which represented 24.30% of the Series' net assets. See Note 8 in "Notes to Financial Statements."

Summary of Abbreviations:

ADR – American Depositary Receipt

CBO – Collateralized Bond Obligation

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

See accompanying notes

High Yield Series-9

Delaware VIP Trust — Delaware VIP High Yield Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Interest	$23,216,247
Dividends	16,601
23,232,848
EXPENSES:
Management fees	1,718,135
Distribution expenses - Service Class	529,832
Accounting and administration expenses	105,731
Reports and statements to shareholders	60,451
Trustees' fees and benefits	49,447
Legal fees	31,271
Dividend disbursing and transfer agent fees and expenses	26,432
Audit and tax	21,069
Insurance fees	11,338
Custodian fees	11,034
Consulting fees	6,395
Pricing fees	5,369
Registration fees	3,252
Trustees' expenses	1,515
Dues and services	1,381
2,582,652
Less waiver of distribution expenses - Service Class	(88,305)
Total operating expenses	2,494,347
NET INVESTMENT INCOME	20,738,501
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	342,427
Net change in unrealized appreciation/depreciation of investments	9,806,997
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,149,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,887,925

See accompanying notes

Delaware VIP Trust — Delaware VIP High Yield Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,738,501	$15,193,441
Net realized gain on investments	342,427	1,807,494
Net change in unrealized appreciation/ depreciation of investments	9,806,997	(9,505,870)
Net increase in net assets resulting from operations	30,887,925	7,495,065
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,223,811)	(4,250,072)
Service Class	(10,890,450)	(8,789,319)
	(16,114,261)	(13,039,391)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	65,283,017	33,815,940
Service Class	64,586,970	60,267,388
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,223,811	4,250,072
Service Class	10,890,450	8,789,319
	145,984,248	107,122,719
Cost of shares repurchased:
Standard Class	(40,279,258)	(31,558,451)
Service Class	(46,658,029)	(33,897,320)
	(86,937,287)	(65,455,771)
Increase in net assets derived from capital share transactions	59,046,961	41,666,948
NET INCREASE IN NET ASSETS	73,820,625	36,122,622
NET ASSETS:
Beginning of year	232,523,444	196,400,822
End of year (including undistributed net investment income of $21,003,046 and $16,105,414, respectively)	$306,344,069	$232,523,444

See accompanying notes

High Yield Series-10

Delaware VIP Trust — Delaware VIP High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$5.910	$6.110	$5.690	$4.790	$5.220
Income (loss) from investment operations:
Net investment income[1]	0.473	0.434	0.437	0.489	0.517
Net realized and unrealized gain (loss) on investments and foreign currencies	0.226	(0.227)	0.332	0.804	(0.413)
Total from investment operations	0.699	0.207	0.769	1.293	0.104
Less dividends and distributions from:
Net investment income	(0.409)	(0.407)	(0.349)	(0.393)	(0.534)
Total dividends and distributions	(0.409)	(0.407)	(0.349)	(0.393)	(0.534)
Net asset value, end of period	$6.200	$5.910	$6.110	$5.690	$4.790
Total return[2]	12.45%	3.59%	14.25%	28.74%	1.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,576	$70,139	$65,418	$71,061	$48,089
Ratio of expenses to average net assets	0.78%	0.78%	0.75%	0.77%	0.78%
Ratio of net investment income to average net assets	8.01%	7.39%	7.66%	9.33%	10.96%
Portfolio turnover	132%	162%	429%	716%	587%

1 The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

High Yield Series- 11

Delaware VIP High Yield Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$5.900	$6.100	$5.680	$4.780	$5.220
Income (loss) from investment operations:
Net investment income[1]	0.458	0.419	0.423	0.477	0.510
Net realized and unrealized gain (loss) on investments and foreign currencies	0.226	(0.226)	0.334	0.809	(0.424)
Total from investment operations	0.684	0.193	0.757	1.286	0.086
Less dividends and distributions from:
Net investment income	(0.394)	(0.393)	(0.337)	(0.386)	(0.526)
Total dividends and distributions	(0.394)	(0.393)	(0.337)	(0.386)	(0.526)
Net asset value, end of period	$6.190	$5.900	$6.100	$5.680	$4.780
Total return[2]	12.19%	3.34%	14.02%	28.61%	1.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$200,768	$162,384	$130,983	$68,295	$13,529
Ratio of expenses to average net assets	1.03%	1.03%	1.00%	0.99%	0.93%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.08%	1.08%	1.05%	1.02%	0.93%
Ratio of net investment income to average net assets	7.76%	7.14%	7.41%	9.11%	10.81%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	7.71%	7.09%	7.36%	9.08%	10.81%
Portfolio turnover	132%	162%	429%	716%	587%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

High Yield Series- 12

Delaware VIP Trust — Delaware VIP High Yield Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

High Yield Series-13

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2006.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.78% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$166,650	$14,240	$42,022	$21,887

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $12,712 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $34,982. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

High Yield Series- 14

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$400,396,024
Sales	330,530,919

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$290,114,974	$9,443,994	$(3,016,573)	$6,427,421

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$16,114,261	$13,039,391

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$322,120,172
Undistributed ordinary income	21,053,074
Capital loss carryforwards	(42,615,340)
Post-October losses	(641,258)
Unrealized appreciation of investments	6,427,421
Net assets	$306,344,069

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of interest accrual on defaulted bonds and market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gain (loss) on mortgage- and asset-backed securities, contingent payment debt instruments and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$273,392	$(273,392)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $832,780 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $19,963,415 expires in 2008, $18,082,790 expires in 2009 and $4,569,135 expires in 2010.

High Yield Series-15

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	11,147,480	5,762,942
Service Class	10,971,704	10,268,782
Shares issued upon reinvestment of dividends and distributions:
Standard Class	918,069	740,431
Service Class	1,917,333	1,531,240
	24,954,586	18,303,395
Shares repurchased:
Standard Class	(6,900,107)	(5,350,215)
Service Class	(7,953,893)	(5,761,025)
	(14,854,000)	(11,111,240)
Net increase	10,100,586	7,192,155

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Series invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
–	100%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

High Yield Series-16

Delaware VIP Trust — Delaware VIP High Yield Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP High Yield Series

We have audited the accompanying statement of net assets of the Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP High Yield Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

High Yield Series-17

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

High Yield Series- 18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series- 19

Delaware VIP Trust — Delaware VIP International Value Equity Series

Delaware VIP International Value Equity Series Standard Class shares returned +23.59%, and its Service Class shares returned +23.24% (both figures reflect all distributions reinvested) for the fiscal year ended Dec. 31, 2006. The Series benchmark, the MSCI EAFE Index, also rose sharply, gaining 32.59% for the same period (source: Lipper).

On May 1, 2006, day-to-day management of the Series was transitioned from subadvisor Mondrian Investment Partners Ltd. to the Delaware Investments International Equity team based in Boston.

The team's investment philosophy is that adversity creates opportunity. It believes that "efficient-opportunity-capture" by a collaborative, experienced team is critical to generating competitive long-term performance. The management team uses a bottom-up, contrarian investment style in seeking to identify mispriced securities, and prioritizes its research through a process aimed at creating efficient segmentation of this broad investment universe.

The Series' underperformance versus its benchmark for the year was primarily a result of sector allocation. Transition of management in May was coincident with the market's shift to a more defensive nature and negatively affected performance through adverse sector allocation as that market shift took place.

Prior to the management change, performance was characterized by a heavier weighting than the benchmark index in the weak telecommunications services sector. In the months following the change, the negative impact of sector allocation was felt in a lower exposure than the MSCI EAFE Index to the strong utilities sector. Management did, however, overweight consumer discretionary investments versus the index, which resulted in a measure of positive relative return.

We feel that success in a maturing market cycle such as this one requires particular attention to the specific drivers of company operating performance. Stocks whose performance has been leveraged by the benefits of accelerating economic growth may struggle to find new sources of outperformance. As always, we continue to seek stocks of companies whose prospects for success rely not on macroeconomic drivers but on their own inherent strengths.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP International Value Equity Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP International Value Equity Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+23.59%	+16.90%	+10.05%	+10.75%
Service Class Shares**	+23.24%	+16.63%	NA	+11.03%

  *  Commenced operations on Oct. 29, 1992

  **  Commenced operations on May 1, 2000

International Value Equity Series- 1

Delaware VIP Trust — Delaware VIP International Value Equity Series (continued)

The chart shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

MSCI EAFE Index measures the equity market performance of 21 developed market countries in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP International Value Equity Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

International Value Equity Series- 2

Delaware VIP Trust — Delaware VIP International Value Equity Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,154.40	1.04%	$5.65
Service Class	1,000.00	1,152.50	1.29%	7.00
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,019.96	1.04%	$5.30
Service Class	1,000.00	1,018.70	1.29%	6.56

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Value Equity Series- 3

Delaware VIP Trust — Delaware VIP International Value Equity Series
Country and Sector Allocations

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Country	Percentage of Net Assets
Common Stock	98.05%
Australia	5.76%
Belgium	1.83%
Canada	2.13%
Denmark	2.00%
Finland	4.13%
France	15.49%
Germany	4.91%
Hong Kong	1.89%
Japan	19.81%
Mexico	3.82%
Netherlands	4.77%
Norway	0.76%
Republic of Korea	1.96%
Sweden	2.25%
Switzerland	2.16%
United Kingdom	24.38%
Repurchase Agreements	1.07%
Securities Lending Collateral	5.08%
Fixed Rate Note	0.96%
Variable Rate Notes	4.12%
Total Market Value of Securities	104.20%
Obligation to Return Securities Lending Collateral	(5.08%)
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%
Sector	Percentage of Net Assets
Consumer Discretionary	21.63%
Consumer Staples	5.41%
Energy	4.30%
Financials	21.00%
Health Care	10.03%
Industrials	10.57%
Information Technology	11.29%
Materials	5.70%
Telecommunication Services	8.12%
Total	98.05%

International Value Equity Series-4

Delaware VIP Trust — Delaware VIP International Value Equity Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value (U.S. $)
COMMON STOCK–98.05%Æ
Australia–5.76%
Coca-Cola Amatil	643,391	$3,933,445
Telstra	583,733	1,907,793
Telstra - Receipt	605,514	1,285,882
Westpac Banking	148,857	2,840,579
		9,967,699
Belgium–1.83%
Dexia	116,147	3,174,109
		3,174,109
Canada–2.13%
† CGI Class A	529,091	3,688,642
		3,688,642
Denmark–2.00%
Novo Nordisk Class B	41,556	3,460,410
		3,460,410
Finland–4.13%
Nokia	210,519	4,275,192
* TietoEnator	89,324	2,873,248
		7,148,440
France–15.49%
AXA	85,197	3,434,552
Compagnie de Saint-Gobain	45,736	3,832,443
Lafarge	24,775	3,682,838
* Lagardere	38,652	3,104,252
Publicis Groupe	87,000	3,664,891
Sanofi-Aventis	36,500	3,365,465
Total	79,434	5,716,103
		26,800,544
Germany–4.91%
Bayerische Motoren Werke	71,561	4,110,375
Metro	69,165	4,388,303
		8,498,678
Hong Kong–1.89%
Esprit Holdings	293,430	3,268,359
		3,268,359
Japan–19.81%
* Asahi Glass	297,000	3,559,238
Canon	72,281	4,069,432
* Don Quijote	214,000	4,085,136
* Fujitsu	422,000	3,306,571
Honda Motor	72,800	2,873,357
Mitsubishi UFJ Financial	235	2,915,363
Nissan Motor	268,800	3,243,530
NTT DoCoMo	2,163	3,422,581
Ono Pharmaceutical	67,100	3,539,949
Terumo	83,200	3,262,770
		34,277,927
Mexico–3.82%
Cemex S.A.B. ADR	92,598	3,132,590
Telefonos de Mexico ADR	123,116	3,476,796
		6,609,386
Netherlands–4.77%
ING Groep CVA	108,322	4,786,753
Koninklijke Philips Electronics	92,424	3,475,575
		8,262,328
Norway–0.76%
* Tandberg	87,637	1,314,760
		1,314,760

	Number of Shares	Market Value (U.S. $)
COMMON STOCK (continued)
Republic of Korea–1.96%
Kookmin Bank	42,225	$3,394,979
		3,394,979
Sweden–2.25%
* Nordea Bank	253,611	3,899,017
		3,899,017
Switzerland–2.16%
Novartis	65,057	3,735,901
		3,735,901
United Kingdom–24.38%
	154,200	1,719,821
† British Airways	388,859	4,008,213
DSG International	445,322	1,662,854
Greggs	12,319	1,039,987
HBOS	144,429	3,196,230
Kesa Electricals	520,523	3,456,786
Rio Tinto	57,527	3,048,163
Royal & Sun Alliance Insurance Group	159,222	474,595
Royal Bank of Scotland	114,341	4,453,015
Standard Chartered	129,712	3,779,390
Tomkins	583,135	2,799,842
Travis Perkins	105,676	4,098,108
Vodafone	1,433,199	3,958,764
WPP Group	332,682	4,493,723
		42,189,491
Total Common Stock (cost $151,357,633)		169,690,670
	Principal Amount
REPURCHASE AGREEMENTS–1.07%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $706,377, collateralized by $739,000 U.S. Treasury Bills due 6/28/07, market value $720,750)	$706,000	706,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $848,454, collateralized by $73,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $72,110, $454,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $467,941 and $303,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $325,835)	848,000	848,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $303,160, collateralized by $313,000 U.S. Treasury Bills due 3/29/07, market value $309,239)	303,000	303,000
Total Repurchase Agreements (cost $1,857,000)		1,857,000
Total Market Value of Securities Before Securities Lending Collateral–99.12% (cost $153,214,633)		171,547,670

International Value Equity Series- 5

Delaware VIP International Value Equity Series
Statement of Net Assets (continued)

	Principal Amount	Market Value (U.S. $)
SECURITIES LENDING COLLATERAL**–5.08%
Short-Term Investments–5.08%
Fixed Rate Note–0.96%
Citigroup Global Markets 5.32% 1/2/07	$1,664,955	$1,664,954
		1,664,954
• Variable Rate Notes–4.12%
American Honda Finance 5.32% 2/21/07	215,307	215,307
ANZ National 5.35% 1/29/08	47,846	47,846
Australia New Zealand 5.35% 1/29/08	239,230	239,230
Bank of America 5.32% 2/23/07	311,000	311,000
Bank of New York 5.34% 1/29/08	191,384	191,384
Barclays New York 5.31% 5/18/07	311,000	311,000
Bayerische Landesbank 5.40% 1/29/08	239,230	239,230
Bear Stearns 5.41% 6/29/07	287,076	287,076
BNP Paribas 5.35% 1/29/08	239,230	239,230
Canadian Imperial Bank 5.33% 1/29/09	167,461	167,461
CDC Financial Products 5.36% 1/29/07	311,000	311,000
Citigroup Global Markets 5.38% 1/5/07	311,000	311,000
Commonwealth Bank 5.35% 1/29/08	239,230	239,230
Deutsche Bank London 5.34% 2/23/07	287,076	287,076

	Principal Amount	Market Value (U.S. $)
SECURITY LENDING COLLATERAL (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
Dexia Bank 5.33% 9/28/07	$334,921	$334,873
Goldman Sachs 5.45% 12/28/07	311,000	311,000
Marshall & Ilsley Bank 5.33% 1/29/08	263,153	263,153
Merrill Lynch Mortgage Capital 5.41% 1/8/07	311,000	311,000
Morgan Stanley 5.49% 1/29/08	311,000	311,000
National Australia Bank 5.32% 3/7/07	296,645	296,645
National City Bank 5.32% 3/2/07	287,085	287,102
National Rural Utilities 5.34% 1/29/08	377,984	377,984
Nordea Bank New York 5.31% 5/16/07	119,614	119,612
Nordea Bank Norge 5.36% 1/29/08	239,230	239,230
Royal Bank of Scotland 5.34% 1/29/08	239,230	239,230
Societe Generale 5.32% 1/29/08	119,615	119,615
Toronto Dominion 5.32% 5/29/07	287,076	287,076
Wells Fargo 5.36% 1/29/08	239,230	239,230
		7,133,820
Total Securities Lending Collateral (cost $8,798,774)		8,798,774

International Value Equity Series- 6

Delaware VIP International Value Equity Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–104.20% (cost $162,013,407)	$180,346,444	❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(5.08%)	(8,798,774)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.88%	1,528,927
NET ASSETS APPLICABLE TO 7,491,657 SHARES OUTSTANDING–100.00%	$173,076,597
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES STANDARD CLASS ($173,017,238 / 7,489,082 SHARES)	$23.10
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES SERVICE CLASS ($59,359 / 2,575 SHARES)	$23.05
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$85,803,298
Undistributed net investment income	3,678,748
Accumulated net realized gain on investments	65,252,121
Net unrealized appreciation of investments and foreign currencies	18,342,430
Total net assets	$173,076,597

  *  Fully or partially on loan.

  **  See Note 9 in "Notes to Financial Statements."

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

  ❖  Includes $8,361,364 of securities loaned.

  Æ  Securities have been classified by country of origin. Classification by type of business has been presented on page 4 in "Country and Sector Allocations."

Summary of Abbreviations:

ADR – American Depositary Receipts

CVA – Dutch Certificate

GBP – British Pound Sterling

NOK – Norwegian Kroner

USD – United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2006:

Foreign Currency Exchange Contracts1

Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
GBP	(284,717)	USD	558,074	1/02/07	$490
GBP	445,099	USD	(872,439)	1/02/07	(766)
GBP	(261,956)	USD	513,461	1/03/07	447
NOK	(994,993)	USD	158,375	1/02/07	(1,218)
NOK	(1,971,713)	USD	313,882	1/03/07	(2,390)
					$(3,437)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

1See Note 8 in "Notes to Financial Statements."

See accompanying notes

International Value Equity Series- 7

Delaware VIP Trust —
Delaware VIP International Value Equity Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$5,844,745
Interest	60,792
Securities lending income	120,169
Foreign tax withheld	(361,809)
5,663,897
EXPENSES:
Management fees	1,397,646
Custodian fees	80,843
Accounting and administration expenses	65,771
Trustees' fees and benefits	29,505
Audit and tax	17,707
Legal fees	17,246
Dividend disbursing and transfer agent fees and expenses	16,443
Reports and statements to shareholders	11,968
Insurance fees	6,178
Pricing fees	4,488
Consulting fees	4,135
Dues and services	2,216
Trustees' expenses	875
Taxes (other than taxes on income)	189
Distribution expenses - Service Class	177
Registration fees	49
1,655,436
Less waiver of distribution expenses - Service Class	(30)
Total operating expenses	1,655,406
NET INVESTMENT INCOME	4,008,491
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	66,401,072
Foreign currencies	23,940
Net realized gain	66,425,012
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(35,420,048)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	31,004,964
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,013,455

See accompanying notes

Delaware VIP Trust —
Delaware VIP International Value Equity Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,008,491	$4,195,257
Net realized gain on investments and foreign currencies	66,425,012	9,604,540
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(35,420,048)	5,525,580
Net increase in net assets resulting from operations	35,013,455	19,325,377
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,683,222)	(2,493,989)
Service Class	(1,608)	(928)
Net realized gain on investments:
Standard Class	(9,267,611)	(1,825,497)
Service Class	(3,444)	(788)
	(13,955,885)	(4,321,202)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	90,482,396	4,337,148
Service Class	336	3,501
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,950,833	4,319,486
Service Class	5,052	1,716
	104,438,617	8,661,851
Cost of shares repurchased:
Standard Class	(113,759,501)	(26,906,001)
Service Class	(14,980)	(44,213)
	(113,774,481)	(26,950,214)
Decrease in net assets derived from capital share transactions	(9,335,864)	(18,288,363)
NET INCREASE (DECREASE) IN NET ASSETS	11,721,706	(3,284,188)
NET ASSETS:
Beginning of year	161,354,891	164,639,079
End of year (including undistributed net investment income of $3,678,748 and $4,331,147, respectively)	$173,076,597	$161,354,891

See accompanying notes

International Value Equity Series- 8

Delaware VIP Trust — Delaware VIP International Value Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$20.380	$18.550	$15.660	$11.550	$13.900
Income (loss) from investment operations:
Net investment income[1]	0.512	0.496	0.396	0.373	0.254
Net realized and unrealized gain (loss) on investments and foreign currencies	4.043	1.838	2.920	4.355	(1.556)
Total from investment operations	4.555	2.334	3.316	4.728	(1.302)
Less dividends and distributions from:
Net investment income	(0.616)	(0.291)	(0.426)	(0.314)	(0.284)
Net realized gain on investments	(1.219)	(0.213)	—	(0.304)	(0.764)
Total dividends and distributions	(1.835)	(0.504)	(0.426)	(0.618)	(1.048)
Net asset value, end of period	$23.100	$20.380	$18.550	$15.660	$11.550
Total return[2]	23.59%	12.87%	21.79%	43.44%	(10.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted) $173,017	$161,293	$164,544	$167,813	$1	42,065
Ratio of expenses to average net assets	1.01%	1.00%	0.99%	0.98%	0.98%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.01%	1.02%	0.99%	0.99%	1.02%
Ratio of net investment income to average net assets	2.44%	2.63%	2.46%	2.96%	1.99%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.44%	2.61%	2.46%	2.95%	1.95%
Portfolio turnover	114%	8%	10%	11%	13%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

International Value Equity Series- 9

Delaware VIP International Value Equity Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:
	Delaware VIP International Value Equity Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$20.350	$18.520	$15.650	$11.550	$13.900
Income (loss) from investment operations:
Net investment income[1]	0.459	0.449	0.356	0.345	0.236
Net realized and unrealized gain (loss) on investments and foreign currencies	4.029	1.845	2.911	4.355	(1.559)
Total from investment operations	4.488	2.294	3.267	4.700	(1.323)
Less dividends and distributions from:
Net investment income	(0.569)	(0.251)	(0.397)	(0.296)	(0.263)
Net realized gain on investments	(1.219)	(0.213)	—	(0.304)	(0.764)
Total dividends and distributions	(1.788)	(0.464)	(0.397)	(0.600)	(1.027)
Net asset value, end of period	$23.050	$20.350	$18.520	$15.650	$11.550
Total return[2]	23.24%	12.65%	21.44%	43.11%	(10.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60	$62	$95	$109	$54
Ratio of expenses to average net assets	1.26%	1.25%	1.24%	1.20%	1.13%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.31%	1.32%	1.29%	1.24%	1.17%
Ratio of net investment income to average net assets	2.19%	2.38%	2.21%	2.74%	1.84%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.14%	2.31%	2.16%	2.70%	1.80%
Portfolio turnover	114%	8%	10%	11%	13%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

International Value Equity Series- 10

Delaware VIP Trust — Delaware VIP International Value Equity Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

International Value Equity Series- 11

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2006, Mondrian Investment Partners Ltd. served as the Series' sub-advisor. For these services, DMC, not the Series, paid the Sub-Advisor 0.20% of the Series' average daily net assets. Beginning May 1, 2006, DMC is responsible for the day to day management of the Series.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.08% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 1.00% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to Affiliates*
$123,778	$8,113	$13	$6,504

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $7,810 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $20,374. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

International Value Equity Series- 12

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$185,501,299
Sales	206,300,060

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$162,453,973	$23,044,828	$(5,152,357)	$17,892,471

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$4,773,624	$2,563,510
Long-term capital gain	9,182,261	1,757,692
Total	$13,955,885	$4,321,202

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$85,803,298
Undistributed ordinary income	4,884,050
Undistributed long-term capital gain	64,502,538
Post-October currency losses	(18,590)
Unrealized appreciation of investments
and foreign currencies	17,905,301
Net assets	$173,076,597

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of foreign currency contracts.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$23,940	$(23,940)

International Value Equity Series- 13

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	4,684,879	233,387
Service Class	15	191
Shares issued upon reinvestment of dividends and distributions:
Standard Class	686,895	234,882
Service Class	249	93
	5,372,038	468,553
Shares repurchased:
Standard Class	(5,796,253)	(1,425,475)
Service Class	(712)	(2,381)
	(5,796,965)	(1,427,856)
Net decrease	(424,927)	(959,303)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of securities issued in the United States and 105% of the market value of the securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Series records security lending income net of such allocation.

At December 31, 2006, the market value of securities on loan was $8,361,364, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

International Value Equity Series-14

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
66%	34%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

The Delaware VIP International Value Equity Series intends to pass through foreign tax credits in the maximum amount of $246,256. The gross foreign source income earned during the fiscal year 2006 by the Delaware VIP International Value Equity Series was $5,844,855.

International Value Equity Series- 15

Delaware VIP Trust — Delaware VIP International Value Equity Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Delaware VIP Trust–Delaware VIP International Value Equity Series

We have audited the accompanying statement of net assets of the Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP International Value Equity Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

International Value Equity Series- 16

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

International Value Equity Series- 17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series- 18

Delaware VIP Trust — Delaware VIP REIT Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP REIT Series showed a positive return of 32.63% for Standard Class shares with distributions reinvested, as Service Class shares gained 32.32% with distributions reinvested. The Series benchmark, the NAREIT Equity REIT Index, gained 35.06% (source: Lipper).

Although performance of real estate investment trusts (REITs) has been robust over several years, we continued to exercise caution during the period, emphasizing companies with strong or improving fundamentals and attractive valuations. We held overweight positions in several key areas, such as economically sensitive holdings like industrial REITs, which generally benefit from steady growth of gross domestic product (GDP). We were also more heavily weighted than the benchmark index in REITs with exposure to office property markets. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Multi-family apartment REITs were also strong performers in the index during the period, also fueled by strong rent growth.

An example of significant growth from another category is Entertainment Properties Trust, which owns megaplex movie theatre properties, entertainment retail centers, and other specialty properties in urban areas.

The largest negative impact on performance was the Series exposure to mortgage REITs during the first half of the fiscal year. A poor performer was Education Realty Trust, a position that we sold in favor of other opportunities. Mills Corp. and American Financial Realty Trust were also among the negative contributors sold before fiscal year end to make room for more favorable opportunities.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP REIT Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP REIT Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	Lifetime
Standard Class Shares*	+32.63%	+21.21%	+14.81%
Service Class Shares**	+32.32%	+20.94%	+20.01%

  *  Commenced operations on May 4, 1998

  **  Commenced operations on May 1, 2000

REIT Series- 1

Delaware VIP Trust — Delaware VIP REIT Series (continued)

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from the Series' inception May 4, 1998 through Dec. 31, 2006. All distributions were reinvested. The chart also shows a $10,000 investment in the NAREIT Equity REIT Index for the period from May 31, 1998 through Dec. 31, 2006.

The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP REIT Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions. Series that invest a significant portion of their assets in one industry or in related industries may involve greater risks than more diversified series, including greater potential for volatility. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

REIT Series- 2

Delaware VIP Trust — Delaware VIP REIT Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,196.20	0.85%	$4.71
Service Class	1,000.00	1,194.80	1.10%	6.09
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.92	0.85%	$4.33
Service Class	1,000.00	1,019.66	1.10%	5.60

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REIT Series- 3

Delaware VIP Trust — Delaware VIP REIT Series
Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	97.84%
Diversified REITs	7.21%
Health Care REITs	5.65%
Hotel REITs	6.07%
Industrial REITs	7.02%
Mall REITs	14.41%
Manufactured Housing REITs	0.89%
Multifamily REITs	16.71%
Office REITs	18.01%
Office/Industrial REITs	1.20%
Real Estate Operating Companies	4.04%
Self-Storage REITs	4.17%
Shopping Center REITs	11.81%
Specialty REITs	0.65%
Repurchase Agreements	2.05%
Total Market Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Simon Property Group	7.35%
Vornado Realty Trust	5.60%
Boston Properties	4.73%
ProLogis	4.40%
Host Hotels & Resorts	4.32%
Equity Office Properties Trust	4.21%
Public Storage	4.17%
Archstone-Smith Trust	3.99%
AvalonBay Communities	3.75%
General Growth Properties	3.66%

REIT Series-4

Delaware VIP Trust — Delaware VIP REIT Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–97.84%
Diversified REITs–7.21%
Spirit Finance	404,500	$5,044,115
Vornado Realty Trust	455,101	55,294,772
Washington Real Estate Investment Trust	271,300	10,852,000
		71,190,887
Health Care REITs–5.65%
Health Care Property Investors	549,100	20,217,862
Senior Housing Properties Trust	241,900	5,921,712
Ventas	700,500	29,645,160
		55,784,734
Hotel REITs–6.07%
Hersha Hospitality Trust	848,190	9,618,475
Host Hotels & Resorts	1,738,796	42,687,441
Marriott International Class A	159,400	7,606,568
		59,912,484
Industrial REITs–7.02%
AMB Property	276,455	16,203,028
First Potomac Realty Trust	331,247	9,642,600
ProLogis	715,293	43,468,355
		69,313,983
Mall REITs–14.41%
General Growth Properties	690,946	36,088,110
Macerich	388,200	33,606,474
Simon Property Group	716,899	72,614,699
		142,309,283
Manufactured Housing REITs–0.89%
Equity Lifestyle Properties	162,200	8,828,546
		8,828,546
Multifamily REITs–16.71%
American Campus Communities	188,700	5,372,289
Apartment Investment & Management	121,100	6,784,022
Archstone-Smith Trust	676,500	39,379,065
AvalonBay Communities	284,474	36,995,844
BRE Properties	315,600	20,520,312
Camden Property Trust	215,174	15,890,600
Equity Residential	654,000	33,190,500
Essex Property Trust	52,808	6,825,434
		164,958,066
Office REITs–18.01%
Alexandria Real Estate Equities	145,496	14,607,798
Boston Properties	417,400	46,698,713
Brandywine Realty Trust	375,700	12,492,025
Douglas Emmett	276,800	7,360,112
Equity Office Properties Trust	863,600	41,599,612
Highwoods Properties	301,600	12,293,216
Mack-Cali Realty	155,300	7,920,300
Maguire Properties	77,500	3,100,000
SL Green Realty	238,637	31,686,221
		177,757,997
Office/Industrial REITs–1.20%
Liberty Property Trust	134,900	6,628,986
PS Business Parks	73,700	5,211,327
		11,840,313

	Number of Shares	Market Value
COMMON STOCK (continued)
Real Estate Operating Companies–4.04%
Brookfield Properties	397,100	$15,617,943
Starwood Hotels & Resorts Worldwide	388,550	24,284,375
		39,902,318
Self-Storage REITs–4.17%
Public Storage	422,500	41,193,750
		41,193,750
Shopping Center REITs–11.81%
Developers Diversified Realty	155,778	9,806,225
Federal Realty Investment Trust	249,189	21,181,065
Kimco Realty	692,100	31,109,894
Kite Realty Group Trust	686,096	12,775,108
New Plan Excel Realty Trust	567,000	15,581,160
Regency Centers	334,439	26,143,097
		116,596,549
Specialty REITs–0.65%
Entertainment Properties Trust	108,900	6,364,116
		6,364,116
Total Common Stock (cost $789,468,479)		965,953,026
	Principal Amount
REPURCHASE AGREEMENTS–2.05%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $7,688,098, collateralized by $8,039,000 U.S. Treasury Bills due 6/28/07, market value $7,845,583)	$7,684,000	7,684,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $9,237,945, collateralized by $796,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $784,937, $4,946,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $5,093,682 and $3,297,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $3,546,810)	9,233,000	9,233,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $3,298,740, collateralized by $3,406,000 U.S. Treasury Bills due 3/29/07, market value $3,366,159)	3,297,000	3,297,000
Total Repurchase Agreements (cost $20,214,000)		20,214,000

REIT Series-5

Delaware VIP REIT Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–99.89% (cost $809,682,479)	$986,167,026
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	1,121,931
NET ASSETS APPLICABLE TO 43,216,318 SHARES OUTSTANDING – 100.00%	$987,288,957
NET ASSET VALUE–DELAWARE VIP REIT SERIES STANDARD CLASS ($672,738,260 / 29,429,468 Shares)	$22.86
NET ASSET VALUE–DELAWARE VIP REIT SERIES SERVICE CLASS ($314,550,697 / 13,786,850 Shares)	$22.82

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:

Shares of beneficial interest (unlimited authorization–no par)	$599,527,229
Undistributed net investment income	15,460,663
Accumulated net realized gain on investments	195,816,518
Net unrealized appreciation of investments	176,484,547
Total net assets	$987,288,957

REIT – Real Estate Investment Trust

See accompanying notes

REIT Series-6

Delaware VIP Trust — Delaware VIP REIT Series

Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$21,430,536
Interest	1,913,814
Foreign Tax Withheld	(7,162)
23,337,188
EXPENSES:
Management fees	6,259,545
Distribution expenses – Service Class	747,412
Accounting and administration expenses	343,403
Reports and statements to shareholders	183,542
Trustees' fees and benefits	153,518
Legal fees	91,760
Dividend disbursing and transfer agent fees and expenses	85,851
Audit and tax	47,921
Insurance fees	30,052
Custodian fees	26,123
Consulting fees	25,785
Dues and services	5,689
Taxes (other than taxes on income)	4,120
Trustees' expenses	2,504
Pricing fees	419
8,007,644
Less waiver of distribution expenses – Service Class	(124,569)
Less expense paid indirectly	(6,550)
Total operating expenses	7,876,525
NET INVESTMENT INCOME	15,460,663
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	195,940,779
Net change in unrealized appreciation/depreciation of investments	30,768,216
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	226,708,995
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,169,658

See accompanying notes

Delaware VIP Trust — Delaware VIP REIT Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,460,663	$22,994,249
Net realized gain on investments	195,940,779	52,767,407
Net change in unrealized appreciation/ depreciation of investments	30,768,216	(21,990,619)
Net increase in net assets resulting from operations	242,169,658	53,771,037
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,253,838)	(11,911,298)
Service Class	(3,839,355)	(2,802,570)
Net realized gain on investments:
Standard Class	(44,190,646)	(36,097,851)
Service Class	(14,446,942)	(9,584,965)
	(75,730,781)	(60,396,684)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	141,651,178	111,459,280
Service Class	86,531,629	63,929,983
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	57,444,484	48,009,149
Service Class	18,286,297	12,387,535
	303,913,588	235,785,947
Cost of shares repurchased:
Standard Class	(278,178,009)	(139,035,302)
Service Class	(44,657,293)	(35,552,569)
	(322,835,302)	(174,587,871)
Increase (decrease) in net assets derived from capital share transactions	(18,921,714)	61,198,076
NET INCREASE IN NET ASSETS	147,517,163	54,572,429
NET ASSETS:
Beginning of year	839,771,794	785,199,365
End of year (including undistributed net investment income of $15,460,663 and $31,025,294, respectively)	$987,288,957	$839,771,794

See accompanying notes

REIT Series- 7

Delaware VIP Trust — Delaware VIP REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$18.770	$19.080	$15.140	$11.730	$11.700
Income from investment operations:
Net investment income[1]	0.378	0.523	0.504	0.586	0.534
Net realized and unrealized gain on investments	5.424	0.618	4.112	3.271	0.010
Total from investment operations	5.802	1.141	4.616	3.857	0.544
Less dividends and distributions from:
Net investment income	(0.395)	(0.360)	(0.332)	(0.342)	(0.317)
Net realized gain on investments	(1.317)	(1.091)	(0.344)	(0.105)	(0.197)
Total dividends and distributions	(1.712)	(1.451)	(0.676)	(0.447)	(0.514)
Net asset value, end of period	$22.860	$18.770	$19.080	$15.140	$11.730
Total return[2]	32.63%	7.17%	31.38%	34.02%	4.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$672,738	$637,889	$624,223	$359,958	$225,826
Ratio of expenses to average net assets	0.84%	0.85%	0.84%	0.86%	0.84%
Ratio of net investment income to average net assets	1.87%	2.89%	3.11%	4.51%	4.52%
Portfolio turnover	100%	42%	38%	37%	53%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

REIT Series-8

Delaware VIP REIT Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$18.740	$19.050	$15.130	$11.720	$11.700
Income from investment operations:
Net investment income[1]	0.327	0.478	0.464	0.556	0.517
Net realized and unrealized gain on investments	5.420	0.622	4.102	3.283	–
Total from investment operations	5.747	1.100	4.566	3.839	0.517
Less dividends and distributions from:
Net investment income	(0.350)	(0.319)	(0.302)	(0.324)	(0.300)
Net realized gain on investments	(1.317)	(1.091)	(0.344)	(0.105)	(0.197)
Total dividends and distributions	(1.667)	(1.410)	(0.646)	(0.429)	(0.497)
Net asset value, end of period	$22.820	$18.740	$19.050	$15.130	$11.720
Total return[2]	32.32%	6.86%	31.09%	33.73%	4.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$314,551	$201,883	$160,976	$68,276	$28,152
Ratio of expenses to average net assets	1.09%	1.10%	1.09%	1.08%	0.99%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.14%	1.15%	1.14%	1.11%	0.99%
Ratio of net investment income to average net assets	1.62%	2.64%	2.86%	4.29%	4.37%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.57%	2.59%	2.81%	4.26%	4.37%
Portfolio turnover	100%	42%	38%	37%	53%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

REIT Series-9

Delaware VIP Trust — Delaware VIP REIT Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character.

REIT Series- 10

Delaware VIP REIT Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,502 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006 the expense limitation was 0.95% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administrative Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$606,857	$46,319	$66,115	$77,214

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $41,577 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $106,750. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

REIT Series- 11

Delaware VIP REIT Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$826,126,222
Sales	903,456,341

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$809,827,901	$176,558,141	$(219,016)	$176,339,125

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$17,111,655	$21,957,797
Long-term capital gain	58,619,126	38,438,887
Total	$75,730,781	$60,396,684

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$599,527,229
Undistributed ordinary income	47,103,961
Undistributed long-term capital gain	164,318,642
Unrealized appreciation of investments	176,339,125
Net assets	$987,288,957

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Series may be subject to reclassification upon notice of the tax character of distributions received from investments in Real Estate Investment Trusts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of Real Estate Investment Trust dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realilzed Gain (Loss)	Unrealized Appreciation on Investments*
$(13,932,101)	$9,999,320	$3,932,781

*Adjustment to cost basis of securities.

REIT Series-12

Delaware VIP REIT Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	6,992,847	6,092,744
Service Class	4,285,149	3,532,245
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,985,680	2,958,050
Service Class	950,431	762,779
	15,214,107	13,345,818
Shares repurchased:
Standard Class	(14,534,587)	(7,785,003)
Service Class	(2,221,709)	(1,972,201)
	(16,756,296)	(9,757,204)
Net increase (decrease)	(1,542,189)	3,588,614

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

9. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)
77%	23%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

REIT Series- 13

Delaware VIP Trust — Delaware VIP REIT Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP REIT Series

We have audited the accompanying statement of net assets of the Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP REIT Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

REIT Series- 14

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

REIT Series- 15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series- 16

Delaware VIP Trust — Delaware VIP Select Growth Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP Select Growth Series Standard Class shares showed a positive return of 1.82%, and Service Class shares gained 1.53%, both with distributions reinvested. The Series performance lagged behind the 9.46% gain of its benchmark, the Russell 3000 Growth Index (source: Lipper).

Our broad investment approach focuses on individual companies that we believe have particularly good long-term growth prospects over the next five years or longer. The heaviest positions held in the Series were companies categorized as consumer discretionary and technology. The largest consumer discretionary holdings as of Dec. 31, 2006 were NetFlix, Weight Watchers International, and eBay. From the technology industry, we added to existing positions in Qualcomm and Seagate Technology.

As long-term investors, we typically seek to avoid large-scale changes as long as we remain confident in the names we own. Specific to the fiscal year 2006, we believe that a number of our more aggressive holdings were unreasonably penalized.

Positive contributors to the performance included IntercontinentalExchange and MGM Mirage. IntercontinentalExchange was a new position in the Series and is a play on the growth of electronic exchanges in the derivatives and futures markets, specifically in the energy industry. MGM Mirage performed well due to the increase of interest in the gaming companies from private equity investors, the market's growing appreciation for international expansion, and MGM's tender offer that gave the stock technical support and signaled that company fundamentals were strong.

Most of our underperformers during the period were among the Series' more aggressive holdings. For example, we were negatively affected by our positions in XM Satellite Radio and NetTeller PLC. By fiscal year end we had sold both of these positions. Another detractor was SanDisk, a leading maker of flash memory storage. However, we continued to have confidence in SanDisk's long-term growth potential and took advantage of recent price dips to add to our existing holdings in the stock. Also hindering our performance was Navteq, though we remain confident that the continued proliferation of navigation devices on mobile devices will continue to Navteq's benefit.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Select Growth Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Select Growth Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	Lifetime
Standard Class Shares*	+1.82%	+3.92%	+0.30%
Service Class Shares**	+1.53%	+3.70%	-4.13%

  *  Commenced operations on May 3, 1999

  **  Commenced operations on May 1, 2000

Select Growth Series- 1

Delaware VIP Trust — Delaware VIP Select Growth Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Select Growth Series Standard Class shares for the period from the Series' inception May 3, 1999 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell 3000 Growth Index and the S&P 500 Index for the period from May 3, 1999 through Dec. 31, 2006.

Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index measures mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Series that invest in small- and medium-sized companies typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Select Growth Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Select Growth Series- 2

Delaware VIP Trust — Delaware VIP Select Growth Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,058.90	0.92%	$4.77
Service Class	1,000.00	1,058.60	1.17%	6.07
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.57	0.92%	$4.69
Service Class	1,000.00	1,019.31	1.17%	5.96

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Select Growth Series- 3

Delaware VIP Trust — Delaware VIP Select Growth Series
Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	100.07%
Basic Industry/Capital Goods	1.29%
Business Services	9.62%
Consumer Durables	1.96%
Consumer Non-Durables	13.05%
Consumer Services	22.47%
Energy	0.45%
Financials	11.64%
Health Care	16.47%
Technology	23.12%
Total Market Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time.

They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings

Percentage of Net Assets
NetFlix	7.96%
UnitedHealth Group	6.71%
IntercontinentalExchange	5.87%
Weight Watchers International	5.42%
QUALCOMM	5.07%
eBay	4.88%
SanDisk	4.62%
Allergan	4.43%
Jackson Hewitt Tax Service	4.40%
Seagate Technology	4.22%

Select Growth Series- 4

Delaware VIP Trust — Delaware VIP Select Growth Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–100.07%
Basic Industry/Capital Goods–1.29%
Graco	1,100	$43,582
Praxair	3,500	207,655
		251,237
Business Services–9.62%
Equifax	3,900	158,340
Expeditors International Washington	10,400	421,200
† Global Cash Access	38,300	621,609
Paychex	6,000	237,240
† Research in Motion	3,400	434,452
		1,872,841
Consumer Durables–1.96%
† Select Comfort	22,000	382,580
		382,580
Consumer Non-Durables–13.05%
† Blue Nile	10,600	391,034
† NetFlix	59,900	1,549,014
Staples	8,600	229,620
Walgreen	4,700	215,683
Whole Foods Market	3,300	154,869
		2,540,220
Consumer Services–22.47%
† eBay	31,600	950,212
IHOP	10,600	558,620
Jackson Hewitt Tax Service	25,200	856,044
† MGM MIRAGE	6,500	372,775
Strayer Education	4,100	434,805
Weight Watchers International	20,100	1,055,853
Western Union	6,600	147,972
		4,376,281

	Number of Shares	Market Value
COMMON STOCK (continued)
Energy–0.45%
EOG Resources	1,400	$87,430
		87,430
Financials–11.64%
Chicago Mercantile Exchange Class A	900	458,775
† IntercontinentalExchange	10,600	1,143,740
† NYMEX	2,900	359,629
optionsXpress	13,400	304,046
		2,266,190
Health Care–16.47%
Allergan	7,200	862,128
† Genentech	7,300	592,249
UnitedHealth Group	24,300	1,305,639
† Zimmer	5,700	446,766
		3,206,782
Technology–23.12%
Blackbaud	7,000	182,000
† Google Class A	875	402,920
† Intuit	16,000	488,160
† j2 Global Communications	18,900	515,025
† NAVTEQ	5,900	206,323
QUALCOMM	26,100	986,319
† SanDisk	20,900	899,327
Seagate Technology	31,000	821,500
		4,501,574
Total Common Stock (cost $15,490,608)		19,485,135

TOTAL MARKET VALUE OF SECURITIES–100.07% (cost $15,490,608)	19,485,135
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(13,389)
NET ASSETS APPLICABLE TO 1,940,899 SHARES OUTSTANDING–100.00%	$19,471,746
NET ASSET VALUE-DELAWARE VIP SELECT GROWTH SERIES STANDARD CLASS ($14,901,337 / 1,480,596 Shares)	$10.06
NET ASSET VALUE-DELAWARE VIP SELECT GROWTH SERIES SERVICE CLASS ($4,570,409 / 460,303 Shares)	$9.93
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$64,703,220
Accumulated net investment loss	(133)
Accumulated net realized loss on investments	(49,225,868)
Net unrealized appreciation of investments	3,994,527
Total net assets	$19,471,746

  †  Non-income producing security for the year ended December 31, 2006.

See accompanying notes

Select Growth Series- 5

Delaware VIP Trust — Delaware VIP Select Growth Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$104,500
Interest	11,954
116,454
EXPENSES:
Management fees	158,216
Distribution expenses – Service Class	14,183
Audit and tax	11,071
Accounting and administration expenses	8,438
Reports and statements to shareholders	6,208
Trustees' fees and benefits	3,601
Custodian fees	3,175
Legal fees	2,499
Dividend disbursing and transfer agent fees and expenses	2,110
Dues and services	1,503
Insurance fees	477
Consulting fees	474
Pricing fees	360
Taxes (other than taxes on income)	222
Trustees' expenses	96
Registration fees	52
212,685
Less expenses absorbed or waived	(6,430)
Less waiver of distribution expenses – Service Class	(2,364)
Less expense paid indirectly	(20)
Total operating expenses	203,871
NET INVESTMENT LOSS	(87,417)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,056,103
Foreign currencies	(903)
Net realized gain	1,055,200
Net change in unrealized appreciation/depreciation of investments	(666,516)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	388,684
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$301,267

See accompanying notes

Delaware VIP Trust — Delaware VIP Select Growth Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(87,417)	$(70,668)
Net realized gain on investments and foreign currencies	1,055,200	3,605,727
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(666,516)	(97,657)
Net increase in net assets resulting from operations	301,267	3,437,402
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,031,576	271,657
Service Class	4,970,607	245,554
	20,002,183	517,211
Cost of shares repurchased:
Standard Class	(18,980,519)	(4,882,598)
Service Class	(5,539,539)	(1,024,469)
	(24,520,058)	(5,907,067)
Decrease in net assets derived from capital share transactions	(4,517,875)	(5,389,856)
NET DECREASE IN NET ASSETS	(4,216,608)	(1,952,454)
NET ASSETS:
Beginning of year	23,688,354	25,640,808
End of year (including accumulated net investment loss of $(133) and $-, respectively)	$19,471,746	$23,688,354

See accompanying notes

Select Growth Series- 6

Delaware VIP Trust — Delaware VIP Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$9.880	$8.460	$7.810	$5.600	$8.300
Income (loss) from investment operations:
Net investment loss[1]	(0.035)	(0.022)	(0.011)	(0.016)	(0.024)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.215	1.442	0.661	2.226	(2.676)
Total from investment operations	0.180	1.420	0.650	2.210	(2.700)
Net asset value, end of period	$10.060	$9.880	$8.460	$7.810	$5.600
Total return[2]	1.82%	16.78%	8.32%	39.46%	(32.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,901	$18,612	$20,493	$23,089	$27,056
Ratio of expenses to average net assets	0.91%	0.90%	0.83%	0.83%	0.86%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.94%	0.97%	0.83%	0.83%	0.86%
Ratio of net investment loss to average net assets	(0.36%)	(0.26%)	(0.14%)	(0.24%)	(0.35%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.39%)	(0.33%)	(0.14%)	(0.24%)	(0.35%)
Portfolio turnover	50%	133%	86%	72%	106%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Select Growth Series- 7

Delaware VIP Select Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$9.780	$8.390	$7.760	$5.580	$8.280
Income (loss) from investment operations:
Net investment loss[1]	(0.059)	(0.043)	(0.030)	(0.030)	(0.034)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.209	1.433	0.660	2.210	(2.666)
Total from investment operations	0.150	1.390	0.630	2.180	(2.700)
Net asset value, end of period	$9.930	$9.780	$8.390	$7.760	$5.580
Total return[2]	1.53%	16.57%	8.12%	39.07%	(32.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,571	$5,076	$5,148	$5,670	$7,018
Ratio of expenses to average net assets	1.16%	1.15%	1.08%	1.05%	1.01%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.24%	1.27%	1.13%	1.08%	1.01%
Ratio of net investment loss to average net assets	(0.61%)	(0.51%)	(0.39%)	(0.46%)	(0.50%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.69%)	(0.63%)	(0.44%)	(0.49%)	(0.50%)
Portfolio turnover	50%	133%	86%	72%	106%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Select Growth Series- 8

Delaware VIP Trust — Delaware VIP Select Growth Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Select Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Serires' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Select Growth Series- 9

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,897 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.90% of average daily net assets of the Series through April 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$10,744	$944	$996	$733

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $984 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $2,430. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments

For year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,407,364
Sales	14,893,136

Select Growth Series- 10

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$15,524,870	$4,188,631	$(228,366)	$3,960,265

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2006 and 2005.

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$64,703,220
Post-October losses	(82,285)
Post-October currency losses	(133)
Capital loss carryforwards	(49,109,321)
Unrealized appreciation of investments	3,960,265
Net assets	$19,471,746

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$87,284	$903	$(88,187)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,148,188 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $4,054,443 expires in 2008, $30,958,389 expires in 2009, $10,812,739 expires in 2010 and $3,283,750 expires in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	1,691,049	30,108
Service Class	560,656	25,633
	2,251,705	55,741
Shares repurchased:
Standard Class	(2,093,415)	(569,367)
Service Class	(619,563)	(120,148)
	(2,712,978)	(689,515)
Net decrease	(461,273)	(633,774)

Select Growth Series- 11

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

9. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

Select Growth Series- 12

Delaware VIP Trust — Delaware VIP Select Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Select Growth Series

We have audited the accompanying statement of net assets of the Delaware VIP Select Growth Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Select Growth Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended December 31 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Select Growth Series- 13

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Select Growth Series- 14

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Select Growth Series- 15

Delaware VIP Trust — Delaware VIP Small Cap Value Series (closed to new investors)

For the 12-month period, the Delaware VIP Small Cap Value Series had a positive return of 16.19% for Standard Class shares and 15.89% for Service Class shares, both with distributions reinvested. The benchmark, the Russell 2000 Value Index, gained 23.48% (source: Lipper).

Despite strong absolute returns, it was a challenging year overall for small-cap value managers, as lower-quality companies and real estate investment trusts (REITs) were often among the market's top performers. The Series held a smaller weighting in REIT investments than those reflected in the benchmark index, a choice based on our belief that the sector remains overpriced. Our smaller holdings compared to the benchmark index allocations had a negative impact on overall Series performance. We believe the generally better performance of companies with lower-quality financial health also had a negative impact on the performance of the Series. We remain committed to investing in high-quality, undervalued companies that are generating strong cash flows, and which we believe offer the potential for long-term appreciation.

Although sector weightings do influence performance, we are committed to conducting bottom-up research and choosing investments one stock at a time. The small-cap universe is comprised of more than 2,000 companies, many of these relatively new and unknown businesses. Therefore, uncovering quality investment opportunities requires a highly disciplined strategy.

To identify those companies with the most attractive growth prospects, we employ exhaustive fundamental research. We look for high-quality companies that generate sustainable revenues, maintain healthy balance sheets, and realize excess cash flow. We also evaluate each company's management, its product pipeline, and its competition. We aim to avoid large positions in any single company, thereby minimizing the effects of an underperformer on the portfolio.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Small Cap Value Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Small Cap Value Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+16.19%	+15.66%	+12.66%	+13.41%
Service Class Shares**	+15.89%	+15.40%	NA	+16.15%

  *  Commenced operations on Dec. 27, 1993

  **  Commenced operations on May 1, 2000

Small Cap Value Series- 1

Delaware VIP Trust — Delaware VIP Small Cap Value Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Small Cap Value Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment, or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in small- and/or medium-sized companies typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Small Cap Value Series- 2

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,071.10	0.86%	$4.49
Service Class	1,000.00	1,069.60	1.11%	5.79
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.87	0.86%	$4.38
Service Class	1,000.00	1,019.61	1.11%	5.65

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Series- 3

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	94.97%
Basic Industry/Capital Goods	11.23%
Business Services	1.97%
Capital Spending	6.05%
Consumer Cyclical	2.79%
Consumer Services	13.94%
Consumer Staples	2.56%
Energy	5.79%
Financial Services	18.72%
Health Care	6.22%
Real Estate	4.58%
Technology	14.28%
Transportation	3.36%
Utilities	3.48%
Repurchase Agreements	5.14%
Securities Lending Collateral	7.36%
Fixed Rate Note	1.39%
Variable Rate Notes	5.97%
Total Market Value of Securities	107.47%
Obligation to Return Securities Lending Collateral	(7.36%)
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Colonial BancGroup	1.54%
Bank of Hawaii	1.36%
Whiting Petroleum	1.33%
Berkley (W.R.)	1.33%
Brandywine Realty Trust	1.32%
Brink's	1.29%
Emulex	1.26%
W-H Energy Services	1.23%
Crown	1.21%
Compuware	1.17%

Small Cap Value Series-4

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–94.97%
Basic Industry/ Capital Goods–11.23%
Albemarle	190,500	$13,677,900
† Alpha Natural Resources	369,900	5,263,677
Arch Coal	174,100	5,228,223
Bowater	374,200	8,419,500
Chaparral Steel	159,400	7,056,638
Crane	247,500	9,068,400
† Crown	687,700	14,386,684
FMC	151,700	11,612,635
† Griffon	299,530	7,638,015
IPSCO	131,100	12,306,357
* MacDermid	26,334	897,989
† PolyOne	679,400	5,095,500
* Spartech	314,100	8,235,702
* Texas Industries	128,000	8,221,440
Valspar	315,800	8,728,712
Westlake Chemical	229,000	7,186,020
		133,023,392
Business Services–1.97%
Brink's	239,700	15,321,624
† United Stationers	171,100	7,988,659
		23,310,283
Capital Spending–6.05%
† Casella Waste Systems	482,400	5,899,752
Gibraltar Industries	323,700	7,610,187
Harsco	145,900	11,102,990
† Insituform Technologies Class A	205,800	5,321,988
* Mueller Industries	277,500	8,796,750
Mueller Water Products Class A	315,600	4,692,972
† Mueller Water Products Class B	253,484	3,776,912
Timken	253,800	7,405,884
Wabtec	425,800	12,935,804
Walter Industries	153,400	4,149,470
		71,692,709
Consumer Cyclical–2.79%
* Beazer Homes USA	234,300	11,014,443
Furniture Brands International	227,100	3,685,833
* KB HOME	107,500	5,512,600
* MDC	143,800	8,203,790
† WCI Communities	241,600	4,633,888
		33,050,554
Consumer Services–13.94%
Applebee's International	476,700	11,760,189
* Belo Class A	324,500	5,964,310
Borders Group	480,900	10,748,115
Brunswick	277,500	8,852,250
* Cato Class A	481,800	11,038,038
*† CEC Entertainment	297,500	11,974,375
† Dollar Tree Stores	361,800	10,890,180
* Kenneth Cole Productions Class A	187,400	4,495,726
*† Lenox Group	153,000	979,200
Men's Wearhouse	230,100	8,803,626
Meredith	190,000	10,706,500
PETsMART	251,500	7,258,290
Ross Stores	351,600	10,301,880

	Number of Shares	Market Value
COMMON STOCK (continued)
Consumer Services (continued)
* Stage Stores	331,550	$10,075,805
* Thor Industries	165,100	7,262,749
† Timberland Class A	222,200	7,017,076
Tuesday Morning	345,400	5,370,970
* Wolverine World Wide	325,650	9,287,538
† Zale	440,500	12,426,505
		165,213,322
Consumer Staples–2.56%
American Greetings Class A	316,600	7,557,242
Bunge Limited	33,200	2,407,332
† Constellation Brands Class A	360,600	10,464,612
Del Monte Foods	896,600	9,889,498
		30,318,684
Energy–5.79%
† Grey Wolf	1,001,800	6,872,348
† Newfield Exploration	293,400	13,481,730
Southwest Gas	288,800	11,081,256
*† TODCO	200,200	6,840,834
*† W-H Energy Services	299,400	14,577,786
† Whiting Petroleum	338,900	15,792,740
		68,646,694
Financial Services–18.72%
Bank of Hawaii	298,600	16,109,470
BankUnited Financial Class A	397,400	11,111,304
Berkley (W.R.)	456,543	15,755,299
* Boston Private Financial	427,200	12,051,312
Colonial BancGroup	707,400	18,208,476
First Midwest Bancorp	194,000	7,503,920
First Republic Bank	340,200	13,295,016
* Greater Bay Bancorp	440,300	11,593,099
* Harleysville Group	183,500	6,389,470
* Independent Bank	128,900	4,644,267
* Infinity Property & Casualty	211,900	10,253,841
*† KBW	19,800	581,922
MAF Bancorp	221,500	9,898,835
NBT Bancorp	212,000	5,408,120
* Ohio Casualty	388,600	11,584,166
Platinum Underwriters	393,100	12,162,514
Protective Life	203,700	9,675,750
Provident Bankshares	344,100	12,249,960
StanCorp Financial	219,200	9,874,960
Sterling Financial	339,420	11,475,790
† Triad Guaranty	218,800	12,005,556
		221,833,047
Health Care–6.22%
Arrow International	278,600	9,856,868
† Community Health Systems	220,900	8,067,268
* Owens & Minor	330,200	10,325,354
† Pediatrix Medical	281,900	13,784,910
Service Corp International	1,227,400	12,580,850
STERIS	394,400	9,927,048
Universal Health Services Class B	164,900	9,140,407
		73,682,705

Small Cap Value Series- 5

Delaware VIP Small Cap Value Series
Statement of Net Assets (continued)

	Number of Shares	Market Value
COMMON STOCK (continued)
Real Estate–4.58%
* Ashford Hospitality Trust	605,900	$7,543,455
* Brandywine Realty Trust	470,933	15,658,522
* Education Realty Trust	273,000	4,032,210
Highland Hospitality	593,100	8,451,675
Highwoods Properties	238,500	9,721,260
* Washington Real Estate Investment Trust	222,500	8,900,000
		54,307,122
Technology–14.28%
Acxiom	474,600	12,173,490
† BEA Systems	939,700	11,821,426
† Bell Microproducts	536,200	3,780,210
*† Brocade Communications Systems	736,600	6,047,486
*† Checkpoint Systems	392,200	7,922,440
*† CommScope	430,000	13,106,400
† Compuware	1,669,000	13,902,770
† Emulex	764,700	14,919,297
† Entegris	671,600	7,266,712
† Insight Enterprises	337,800	6,374,286
† NETGEAR	262,900	6,901,125
† Parametric Technology	692,800	12,484,256
*† Premiere Global Services	982,100	9,271,024
* QAD	358,500	3,007,815
† Sybase	472,200	11,663,340
† Synopsys	457,900	12,239,667
Technitrol	400,600	9,570,334
† Vishay Intertechnology	499,000	6,756,460
		169,208,538
Transportation–3.36%
Alexander & Baldwin	283,800	12,583,692
† Kirby	332,500	11,348,225
† Saia	129,900	3,014,979
SkyWest	291,500	7,436,165
† YRC Worldwide	144,400	5,448,212
		39,831,273
Utilities–3.48%
Black Hills	162,600	6,006,444
*† El Paso Electric	407,000	9,918,590
* FairPoint Communications	335,500	6,357,725
* Otter Tail	244,100	7,606,156
PNM Resources	364,750	11,343,725
		41,232,640
Total Common Stock (cost $884,452,761)		1,125,350,963

	Principal Amount	Market Value
REPURCHASE AGREEMENTS–5.14%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $23,177,355, collateralized by $24,234,000 U.S. Treasury Bills due 6/28/07, market value $23,651,246)	$23,165,000	$23,165,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $27,846,906, collateralized by $2,401,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $2,366,267, $14,910,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $15,355,382 and $9,940,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $10,692,192)	27,832,000	27,832,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $9,945,246, collateralized by $10,267,000 U.S. Treasury Bills due 3/29/07, market value $10,147,603)	9,940,000	9,940,000
Total Repurchase Agreements (cost $60,937,000)		60,937,000
Total Market Value of Securities Before Securities Lending Collateral–100.11% (cost $945,389,761)		1,186,287,963
SECURITIES LENDING COLLATERAL**–7.36%
Short-Term Investments–7.36%
Fixed Rate Note–1.39%
Citigroup Global Markets 5.32% 1/2/07	16,505,500	16,505,500
		16,505,500
• Variable Rate Notes–5.97%
American Honda Finance 5.32% 2/21/07	2,134,445	2,134,445
ANZ National 5.35% 1/29/08	474,321	474,321
Australia New Zealand 5.35% 1/29/08	2,371,605	2,371,605
Bank of America 5.32% 2/23/07	3,083,087	3,083,087
Bank of New York 5.34% 1/29/08	1,897,284	1,897,284
Barclays New York 5.31% 5/18/07	3,083,087	3,083,087
Bayerische Landesbank 5.40% 1/29/08	2,371,605	2,371,605
Bear Stearns 5.41% 6/29/07	2,845,926	2,845,926
BNP Paribas 5.35% 1/29/08	2,371,605	2,371,605
Canadian Imperial Bank 5.33% 1/29/09	1,660,124	1,660,124
CDC Financial 5.36% 1/29/07	3,083,087	3,083,087
Citigroup Global Markets 5.38% 1/5/07	3,083,087	3,083,087
Commonwealth Bank 5.35% 1/29/08	2,371,605	2,371,605
Deutsche Bank 5.34% 2/23/07	2,845,926	2,845,926
Dexia Bank 5.33% 9/28/07	3,320,238	3,319,758
Goldman Sachs 5.45% 12/28/07	3,083,087	3,083,087
Marshall & Ilsley Bank 5.33% 1/29/08	2,608,766	2,608,766
Merrill Lynch Mortgage Capital 5.41% 1/8/07	3,083,087	3,083,087
Morgan Stanley 5.49% 1/29/08	3,083,087	3,083,087

Small Cap Value Series-6

Delaware VIP Small Cap Value Series
Statement of Net Assets (continued)

	Principal Amount	Market Value
SECURITIES LENDING COLLATERAL (continued)
Short-Term Investments (continued)
Variable Rate Notes (continued)
National Australia Bank 5.32% 3/7/07	$2,940,790	$2,940,790
National City Bank 5.32% 3/2/07	2,846,011	2,846,182
National Rural Utilities 5.34% 1/29/08	3,747,136	3,747,136
Nordea Bank New York 5.31% 5/16/07	1,185,795	1,185,773
Nordea Bank Norge 5.36% 1/29/08	2,371,605	2,371,605
Royal Bank of Scotland 5.34% 1/29/08	2,371,605	2,371,605
Societe Generale 5.32% 1/29/08	1,185,803	1,185,802
Toronto Dominion 5.32% 5/29/07	2,845,926	2,845,926
Wells Fargo 5.36% 1/29/08	2,371,605	2,371,605
		70,721,003
Total Securities Lending Collateral (cost $87,226,503)		87,226,503

TOTAL MARKET VALUE OF SECURITIES–107.47% (cost $1,032,616,264)	$1,273,514,466 ❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(7.36%)	(87,226,503)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(1,306,001)
NET ASSETS APPLICABLE TO 35,513,185 SHARES OUTSTANDING–100.00%	$1,184,981,962
NET ASSET VALUE-DELAWARE VIP SMALL CAP VALUE SERIES STANDARD CLASS ($502,800,670 / 15,047,015 Shares)	$33.42
NET ASSET VALUE-DELAWARE VIP SMALL CAP VALUE SERIES SERVICE CLASS ($682,181,292 / 20,466,170 Shares)	$33.33
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$844,984,406
Undistributed net investment income	4,707,941
Accumulated net realized gain on investments	94,391,647
Net unrealized appreciation of investments and foreign currencies	240,897,968
Total net assets	$1,184,981,962

  *  Fully or partially on loan.

  **  See Note 8 in "Notes to Financial Statements."

  ❖  Includes $85,039,366 of securities loaned.

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

See accompanying notes

Small Cap Value Series-7

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$10,810,091
Interest	2,897,556
Securities lending income	235,995
Foreign tax withheld	(10,043)
13,933,599
EXPENSES:
Management fees	7,749,325
Distribution expenses - Service Class	1,812,870
Accounting and administration expenses	430,821
Reports and statements to shareholders	241,112
Trustees' fees and benefits	197,476
Legal fees	112,500
Dividend disbursing and transfer agent fees and expenses	107,705
Audit and tax	49,187
Insurance fees	39,989
Consulting fees	32,974
Custodian fees	32,140
Registration fees	12,587
Dues and services	8,349
Trustees' expenses	6,763
Taxes (other than taxes on income)	2,897
Pricing fees	1,030
10,837,725
Less waiver of distribution expenses - Service Class	(302,145)
Less expense paid indirectly	(6,538)
Total operating expenses	10,529,042
NET INVESTMENT INCOME	3,404,557
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	97,476,738
Foreign currencies	(404)
Net realized gain	97,476,334
Net change in unrealized appreciation/depreciation of investments and foreign currencies	52,899,077
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	150,375,411
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,779,968

See accompanying notes

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,404,557	$2,287,107
Net realized gain on investments and foreign currencies	97,476,334	65,405,303
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	52,899,077	7,533,798
Net increase in net assets resulting from operations	153,779,968	75,226,208
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,141,559)	(1,473,097)
Service Class	(137,447)	(662,000)
Net realized gain on investments:
Standard Class	(30,306,999)	(27,988,835)
Service Class	(37,402,855)	(29,872,730)
	(68,988,860)	(59,996,662)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	156,545,638	137,932,285
Service Class	157,234,652	111,030,783
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	31,448,558	29,461,932
Service Class	37,540,302	30,534,730
	382,769,150	308,959,730
Cost of shares repurchased:
Standard Class	(135,422,040)	(98,348,749)
Service Class	(72,512,278)	(39,373,596)
	(207,934,318)	(137,722,345)
Increase in net assets derived from capital share transactions	174,834,832	171,237,385
NET INCREASE IN NET ASSETS	259,625,940	186,466,931
NET ASSETS:
Beginning of year	925,356,022	738,889,091
End of year (including undistributed net investment income of $4,707,941 and $2,582,794, respectively)	$1,184,981,962	$925,356,022

See accompanying notes

Small Cap Value Series- 8

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	VIP Small Cap Value Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$30.830	$30.450	$25.640	$18.140	$19.530
Income (loss) from investment operations:
Net investment income[1]	0.146	0.121	0.122	0.068	0.101
Net realized and unrealized gain (loss) on investments and foreign currencies	4.703	2.539	5.270	7.513	(1.149)
Total from investment operations	4.849	2.660	5.392	7.581	(1.048)
Less dividends and distributions from:
Net investment income	(0.082)	(0.114)	(0.053)	(0.081)	(0.104)
Net realized gain on investments	(2.177)	(2.166)	(0.529)	–	(0.238)
Total dividends and distributions	(2.259)	(2.280)	(0.582)	(0.081)	(0.342)
Net asset value, end of period	$33.420	$30.830	$30.450	$25.640	$18.140
Total return[2]	16.19%	9.42%	21.48%	41.98%	(5.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$502,801	$413,633	$339,542	$265,739	$170,630
Ratio of expenses to average net assets	0.84%	0.85%	0.83%	0.86%	0.85%
Ratio of net investment income to average net assets	0.46%	0.41%	0.46%	0.32%	0.52%
Portfolio turnover	36%	32%	37%	41%	43%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Small Cap Value Series- 9

Delaware VIP Small Cap Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	VIP Small Cap Value Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$30.760	$30.390	$25.610	$18.130	$19.520
Income (loss) from investment operations:
Net investment income[1]	0.066	0.048	0.056	0.020	0.072
Net realized and unrealized gain (loss) on investments and foreign currencies	4.689	2.536	5.258	7.512	(1.147)
Total from investment operations	4.755	2.584	5.314	7.532	(1.075)
Less dividends and distributions from:
Net investment income	(0.008)	(0.048)	(0.005)	(0.052)	(0.077)
Net realized gain on investments	(2.177)	(2.166)	(0.529)	–	(0.238)
Total dividends and distributions	(2.185)	(2.214)	(0.534)	(0.052)	(0.315)
Net asset value, end of period	$33.330	$30.760	$30.390	$25.610	$18.130
Total return[2]	15.89%	9.15%	21.16%	41.66%	(5.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$682,181	$511,723	$399,347	$248,930	$124,241
Ratio of expenses to average net assets	1.09%	1.10%	1.08%	1.08%	1.00%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.14%	1.15%	1.13%	1.11%	1.00%
Ratio of net investment income to average net assets	0.21%	0.16%	0.21%	0.10%	0.37%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	0.16%	0.11%	0.16%	0.07%	0.37%
Portfolio turnover	36%	32%	37%	41%	43%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

Small Cap Value Series- 10

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30,2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Small Cap Value Series- 11

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $35,474 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.03% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006 the expense limitation was 0.95% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$719,176	$56,087	$144,847	$94,713

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $51,720 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $138,000. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$461,224,943
Sales	370,943,426

Small Cap Value Series-12

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$1,033,039,430	$259,389,346	$(18,914,310)	$240,475,036

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$20,780,190	$19,979,753
Long term capital gain	48,208,670	40,016,909
Total	$68,988,860	$59,996,662

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$844,984,406
Undistributed ordinary income	20,870,270
Undistributed long-term capital gain	78,652,484
Unrealized appreciation of investments and foreign currencies	240,474,802
Net assets	$1,184,981,962

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(404)	$404

Small Cap Value Series-13

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	4,980,616	4,608,864
Service Class	4,932,974	3,758,275
Shares issued upon reinvestment of dividends and distributions:
Standard Class	999,954	1,042,531
Service Class	1,194,030	1,080,493
	12,107,574	10,490,163
Shares repurchased:
Standard Class	(4,349,582)	(3,386,928)
Service Class	(2,294,511)	(1,345,123)
	(6,644,093)	(4,732,051)
Net increase	5,463,481	5,758,112

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006 or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Series records security lending income net of such allocation.

At December 31, 2006, the market value of securities on loan was $85,039,366, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

Small Cap Value Series-14

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
70%	30%	100%	45%

(A) and (B) are based on a percentage of the Series' total distributions.

(C) is based on a percentage of the Series' ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series- 15

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Small Cap Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Small Cap Value Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Small Cap Value Series- 16

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Small Cap Value Series- 17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series- 18

Delaware VIP Trust — Delaware VIP Trend Series

For the 12-month period, the Delaware VIP Trend Series had positive returns of 7.59% for Standard Class shares and 7.34% for Service Class shares (both reflect all distributions reinvested). The benchmark, the Russell 2000 Growth Index, gained 13.35% (source: Lipper).

In general, value stocks strongly outperformed growth stocks, a disparity that reflected, in part, almost indiscriminate risk aversion by investors from late April to early August due to fears about inflation and rising interest rates. The attendant disconnect between price action and fundamentals hit smaller-cap growth stocks hard, and sectors and industries where we had a significant portion of the portfolio positioned — technology, biotech and medical tech, and consumer-related industries — were further punished.

This severe investor pessimism eventually gave way in August, as commodity prices dropped and the Federal Reserve finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, followed in the fourth quarter by a rally in small-cap stocks.

For the year, the Series received a strong contribution from its consumer non-durables holdings. Specialty retailer/apparel manufacturers Under Armour, Crocs, and DSW were up 79%, 57%, and 47%, respectively, on continued strong growth driven by resurgent consumer spending. Stock selection in the business services and basic industry sectors also added value.

Unfortunately, these positive contributions were offset by the adverse impact of some problematic holdings in the Series' technology and healthcare holdings. FDA rejection of Neurocrine Bioscience's insomnia drug caught investors completely by surprise, sending the stock down considerably and providing evidence of an increasingly cautious FDA with respect to new drug approval. The Series holdings in Neurocrine Bioscience were sold before Dec. 31, 2006.

Nervousness in the technology sector was exacerbated by the SEC investigation into past options-granting practices. Some technology holdings were adversely affected by these events, though many later rebounded. Overall, sector selection for the year moderately hindered performance, primarily due to underweights in energy and basic industry.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Trend Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Trend Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+7.59%	+6.77%	+10.13%	+11.50%
Service Class Shares**	+7.34%	+6.53%	NA	-0.31%

  *  Commenced operations on Dec. 27, 1993

  **  Commenced operations on May 1, 2000

Trend Series- 1

Delaware VIP Trust — Delaware VIP Trend Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Trend Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell 2000 Growth Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Trend Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in small and/or medium-sized companies typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Trend Series- 2

Delaware VIP Trust — Delaware VIP Trend Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,064.80	0.89%	$4.63
Service Class	1,000.00	1,063.50	1.14%	5.93
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.72	0.89%	$4.53
Service Class	1,000.00	1,019.46	1.14%	5.80

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trend Series- 3

Delaware VIP Trust — Delaware VIP Trend Series
Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stockw	98.43%
Basic Industry/Capital Goods	9.59%
Business Services	4.87%
Consumer Durables	1.18%
Consumer Non-Durables	13.02%
Consumer Services	4.48%
Energy	5.32%
Financials	9.91%
Health Care	19.95%
Technology	27.37%
Transportation	2.74%
Repurchase Agreements	1.64%
Securities Lending Collateral	24.47%
Fixed Rate Note	4.63%
Variable Rate Notes	19.84%
Total Market Value of Securities	124.54%
Obligation to Return Securities Lending Collateral	(24.47%)
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

w  Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Coach	2.87%
Under Armour Class A	2.54%
Dick's Sporting Goods	2.22%
Akamai Technologies	2.06%
Bucyrus International	2.01%
NuVasive	1.97%
Sciele Pharma	1.96%
Hologic	1.94%
United Therapeutics	1.93%
Polycom	1.88%

Trend Series- 4

Delaware VIP Trust — Delaware VIP Trend Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–98.43%w
Basic Industry/Capital Goods–9.59%
* AMCOL International	169,600	$4,704,704
* Bucyrus International Class A	209,650	10,851,484
Carpenter Technology	54,300	5,566,836
*† Energy Conversion Devices	151,800	5,158,164
*† Hexcel	220,300	3,835,423
*† Itron	117,900	6,111,936
† Mettler-Toledo International	109,400	8,626,190
MSC Industrial Direct Class A	174,800	6,843,420
		51,698,157
Business Services–4.87%
*† Advisory Board	138,600	7,420,644
*† Bright Horizons Family Solutions	61,900	2,393,054
*† Geo Group	203,000	7,616,560
† Monster Worldwide	189,500	8,838,280
		26,268,538
Consumer Durables–1.18%
*† THQ	196,300	6,383,676
		6,383,676
Consumer Non-Durables–13.02%
† Bare Escentuals	93,900	2,917,473
*† Carter's	189,000	4,819,500
† Coach	360,700	15,495,672
*† Crocs	198,100	8,557,920
*† Dick's Sporting Goods	244,400	11,973,156
*† DSW Class A	206,600	7,968,562
*† J Crew	54,000	2,081,700
*† Tractor Supply	60,500	2,704,955
*† Under Armour Class A	270,900	13,666,905
		70,185,843
Consumer Services–4.48%
* Jackson Hewitt Tax Service	161,800	5,496,346
*† Sonic	262,964	6,297,988
*† Texas Roadhouse Class A	494,900	6,562,374
*† Wynn Resorts	61,600	5,781,160
		24,137,868
Energy–5.32%
* Carbo Ceramics	151,350	5,655,950
*† Helix Energy Solutions	225,800	7,083,346
*† Hydril	102,800	7,729,532
† North American Energy Partners	167,400	2,725,272
† Veritas DGC	63,800	5,463,194
		28,657,294
Financials–9.91%
* Aspen Insurance	158,200	4,170,152
Bankunited Financial Class A	80,800	2,259,168
City National	77,200	5,496,640
Delphi Financial Class A	163,950	6,633,417
Hanover Insurance	154,900	7,559,120
*† Investment Technology	94,600	4,056,448
*† Nasdaq Stock Market	110,500	3,402,295
Waddell & Reed Financial Class A	338,800	9,269,568
* Webster Financial	119,800	5,836,656
* Whitney Holding	145,500	4,746,210
		53,429,674

	Number of Shares	Market Value
COMMON STOCK (continued)
Health Care–19.95%
*† Align Technology	254,400	$3,553,968
*† Cepheid	387,200	3,291,200
*† Conceptus	311,200	6,625,448
*† Cubist Pharmaceuticals	225,200	4,078,372
*† CV Therapeutics	406,500	5,674,740
*† Digene	141,200	6,766,304
*† Hologic	221,100	10,453,608
*† LifeCell	118,800	2,867,832
*† MannKind	74,300	1,225,207
*† MGI Pharma	309,000	5,688,690
*† Nektar Therapeutics	185,500	2,821,455
*† NuVasive	458,600	10,593,660
*† PDL BioPharma	414,900	8,356,086
*† Progenics Pharmaceuticals	298,700	7,688,538
*† Sciele Pharma	439,800	10,555,200
*† Techne	85,000	4,713,250
† Telik	499,400	2,212,342
† United Therapeutics	191,000	10,384,670
		107,550,570
Technology–27.37%
*† Akamai Technologies	209,100	11,107,391
† American Reprographics	177,500	5,912,525
† Cymer	120,800	5,309,160
† Emulex	314,500	6,135,895
† F5 Networks	98,600	7,317,106
*† Foundry Networks	514,600	7,708,708
† Guidance Software	32,500	506,025
*† Informatica	299,200	3,653,232
† Knot	78,100	2,049,344
† Macrovision	178,700	5,050,062
*† Microsemi	431,600	8,480,940
*† NutriSystem	146,900	9,311,991
*† Opsware	922,700	8,138,214
† Polycom	328,500	10,153,935
*† Powerwave Technologies	1,056,500	6,814,425
*† Rackable Systems	252,100	7,807,537
*† salesforce.com	152,000	5,540,400
*† Shutterfly	214,500	3,088,800
† Silicon Laboratories	168,600	5,841,990
*† SiRF Technology	156,800	4,001,536
† TIBCO Software	719,500	6,792,080
*† Trident Microsystems	334,700	6,084,846
*† Varian Semiconductor Equipment	128,900	5,867,528
*† Wind River Systems	477,400	4,893,350
		147,567,020
Transportation–2.74%
* Hunt (J.B.) Transport Services	258,200	5,362,814
UTi Worldwide	313,600	9,376,640
		14,739,454
Total Common Stock (cost $408,739,889)		530,618,094

Trend Series- 5

Delaware VIP Trend Series
Statement of Net Assets (continued)

	Principal Amount	Market Value
REPURCHASE AGREEMENTS–1.64%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $3,354,788, collateralized by $3,508,000 U.S. Treasury Bills due 6/28/07, market value $3,423,273)	$3,353,000	$3,353,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $4,030,157, collateralized by $347,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $342,493, $2,158,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $2,222,533 and $1,439,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $1,547,584)	4,028,000	4,028,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $1,439,759, collateralized by $1,486,000 U.S. Treasury Bills due 3/29/07, market value $1,468,760)	1,439,000	1,439,000
Total Repurchase Agreements (cost $8,820,000)		8,820,000
Total Market Value of Securities Before Securities Lending Collateral–100.07% (cost $417,559,889)		539,438,094
SECURITY LENDING COLLATERAL**–24.47%
Short-Term Investments –24.47%
Fixed Rate Note–4.63%
Citigroup Global Markets 5.32% 1/2/07	24,961,949	24,961,949
		24,961,949
• Variable Rate Notes–19.84%
American Honda Finance 5.32% 2/21/07	3,228,009	3,228,009
ANZ National 5.35% 1/29/08	717,335	717,335

	Principal Amount	Market Value
SECURITY LENDING COLLATERAL (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
Australia New Zealand 5.35% 1/29/08	$3,586,676	$3,586,676
Bank of America 5.32% 2/23/07	4,662,679	4,662,679
Bank of New York 5.34% 1/29/08	2,869,341	2,869,341
Barclays New York 5.31% 5/18/07	4,662,679	4,662,679
Bayerische Landesbank 5.40% 1/29/08	3,586,676	3,586,677
Bear Stearns 5.41% 6/29/07	4,304,012	4,304,012
BNP Paribas 5.35% 1/29/08	3,586,676	3,586,676
Canadian Imperial Bank 5.33% 1/29/09	2,510,674	2,510,674
CDC Financial 5.36% 1/29/07	4,662,679	4,662,679
Citigroup Global Markets 5.38% 1/5/07	4,662,679	4,662,679
Commonwealth Bank 5.35% 1/29/08	3,586,676	3,586,677
Deutsche Bank 5.34% 2/23/07	4,304,012	4,304,012
Dexia Bank 5.33% 9/28/07	5,021,334	5,020,608
Goldman Sachs 5.45% 12/28/07	4,662,679	4,662,679
Marshall & Ilsley Bank 5.33% 1/29/08	3,945,344	3,945,344
Merrill Lynch Mortgage Capital 5.41% 1/8/07	4,662,679	4,662,679
Morgan Stanley 5.49% 1/29/08	4,662,679	4,662,679
National Australia Bank 5.32% 3/7/07	4,447,479	4,447,479
National City Bank 5.32% 3/2/07	4,304,139	4,304,399
National Rural Utilities 5.34% 1/29/08	5,666,949	5,666,949
Nordea Bank New York 5.31% 5/16/07	1,793,327	1,793,294
Nordea Bank Norge 5.36% 1/29/08	3,586,676	3,586,677
Royal Bank of Scotland 5.34% 1/29/08	3,586,676	3,586,677
Societe Generale 5.32% 1/29/08	1,793,338	1,793,338
Toronto Dominion 5.32% 5/29/07	4,304,012	4,304,012
Wells Fargo 5.36% 1/29/08	3,586,676	3,586,677
		106,954,296
Total Securities Lending Collateral (cost $131,916,245)		131,916,245

Trend Series-6

Delaware VIP Trend Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–124.54% (cost $549,476,134)	$671,354,339 ❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(24.47%)	(131,916,245)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(362,145)
NET ASSETS APPLICABLE TO 15,450,324 SHARES OUTSTANDING–100.00%	$539,075,949
NET ASSET VALUE–DELAWARE VIP TREND SERIES STANDARD CLASS ($410,166,829 / 11,717,566 Shares)	$35.00
NET ASSET VALUE–DELAWARE VIP TREND SERIES SERVICE CLASS ($128,909,120 / 3,732,758 Shares)	$34.53
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$416,520,640
Accumulated net realized gain on investments	677,104
Net unrealized appreciation of investments	121,878,205
Total net assets	$539,075,949

  *  Fully or partially on loan.

  **  See Note 8 in "Notes to Financial Statements."

  ❖  Includes $128,007,449 of securities loaned.

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

  w  Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

See accompanying notes

Trend Series-7

Delaware VIP Trust — Delaware VIP Trend Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP Trend Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$1,822,236
Interest	887,133
Securities lending income	695,844
3,405,213
EXPENSES:
Management fees	4,201,053
Distribution expenses – Service Class	379,277
Accounting and administration expenses	225,774
Reports and statements to shareholders	141,162
Trustees' fees and benefits	97,342
Legal fees	62,589
Dividend disbursing and transfer agent fees and expenses	56,444
Audit and tax	36,166
Custodian fees	17,661
Insurance fees	14,949
Consulting fees	14,795
Taxes (other than taxes on income)	7,531
Dues and services	5,109
Trustees' expenses	2,873
Pricing fees	645
Registration fees	46
5,263,416
Less waiver of distribution expenses – Service Class	(63,213)
Less expense paid indirectly	(1,395)
Total operating expenses	5,198,808
NET INVESTMENT LOSS	(1,793,595)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	80,485,296
Net change in unrealized appreciation/depreciation of investments	(39,974,574)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	40,510,722
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,717,127

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,793,595)	$(2,335,580)
Net realized gain on investments and foreign currencies	80,485,296	61,610,042
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(39,974,574)	(31,267,940)
Net increase in net assets resulting from operations	38,717,127	28,006,522
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	52,564,087	9,925,534
Service Class	30,100,215	28,703,461
	82,664,302	38,628,995
Cost of shares repurchased:
Standard Class	(123,021,971)	(102,222,054)
Service Class	(29,169,880)	(25,751,185)
	(152,191,851)	(127,973,239)
Decrease in net assets derived from
capital share transactions	(69,527,549)	(89,344,244)
NET DECREASE IN NET ASSETS	(30,810,422)	(61,337,722)
NET ASSETS:
Beginning of year	569,886,371	631,224,093
End of year (there was no undistributed net investment income at either year end)	$539,075,949	$569,886,371

See accompanying notes

Trend Series- 8

Delaware VIP Trust — Delaware VIP Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$32.530	$30.730	$27.290	$20.200	$25.230
Income (loss) from investment operations:
Net investment loss[1]	(0.088)	(0.108)	(0.108)	(0.082)	(0.085)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.558	1.908	3.548	7.172	(4.945)
Total from investment operations	2.470	1.800	3.440	7.090	(5.030)
Net asset value, end of period	$35.000	$32.530	$30.730	$27.290	$20.200
Total return[2]	7.59%	5.86%	12.60%	35.10%	(19.94%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$410,167	$450,525	$521,392	$515,829	$415,098
Ratio of expenses to average net assets	0.87%	0.87%	0.84%	0.84%	0.84%
Ratio of net investment loss to average net assets	(0.26%)	(0.36%)	(0.38%)	(0.36%)	(0.38%)
Portfolio turnover	64%	63%	48%	50%	43%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Trend Series- 9

Delaware VIP Trend Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$32.170	$30.460	$27.120	$20.120	$25.170
Income (loss) from investment operations:
Net investment loss[1]	(0.171)	(0.182)	(0.178)	(0.135)	(0.117)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.531	1.892	3.518	7.135	(4.933)
Total from investment operations	2.360	1.710	3.340	7.000	(5.050)
Net asset value, end of period	$34.530	$32.170	$30.460	$27.120	$20.120
Total return[2]	7.34%	5.61%	12.32%	34.79%	(20.06%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,909	$119,361	$109,832	$55,662	$22,136
Ratio of expenses to average net assets	1.12%	1.12%	1.09%	1.06%	0.99%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.17%	1.17%	1.14%	1.09%	0.99%
Ratio of net investment loss to average net assets	(0.51%)	(0.61%)	(0.63%)	(0.58%)	(0.53%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.56%)	(0.66%)	(0.68%)	(0.61%)	(0.53%)
Portfolio turnover	64%	63%	48%	50%	43%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Trend Series- 10

Delaware VIP Trust — Delaware VIP Trend Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Trend Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Trend Series- 11

Delaware VIP Trend Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $47,150 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.92% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.95% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$348,593	$26,066	$27,878	$67,800

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $26,558 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $66,232. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$349,521,147
Sales	414,678,446

Trend Series- 12

Delaware VIP Trend Series
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$552,389,775	$149,738,922	$(30,774,358)	$118,964,564

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended December 31, 2006 and 2005.

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$416,520,640
Undistributed long-term capital gains	3,590,745
Unrealized appreciation of investments	118,964,564
Net assets	$539,075,949

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Paid-in Capital
$1,793,595	$(1,793,595)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $76,589,457 was utilized in 2006.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	1,664,925	333,284
Service Class	899,447	978,144
	2,564,372	1,311,428
Shares repurchased:
Standard Class	(3,796,588)	(3,453,560)
Service Class	(876,515)	(873,580)
	(4,673,103)	(4,327,140)
Net decrease	(2,108,731)	(3,015,712)

Trend Series- 13

Delaware VIP Trend Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Series records security lending income net of such allocation.

At December 31, 2006, the market value of securities on loan was $128,007,449, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

Trend Series- 14

Delaware VIP Trust — Delaware VIP Trend Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Trend Series

We have audited the accompanying statement of net assets of the Delaware VIP Trend Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Trend Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Trend Series- 15

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Trend Series- 16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Trend Series- 17

Delaware VIP Trust — Delaware VIP U.S. Growth Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP U.S. Growth Series Standard Class shares with distributions reinvested returned +2.31% and Service Class shares returned +2.06% with distributions reinvested. The benchmark is Russell 1000 Growth Index, which gained 9.07% (source: Lipper).

Our investment approach focuses on individual companies that we believe have particularly good long-term growth prospects over the next five years or longer. The Series' investment portfolio is typically balanced between two types of stocks found in the large-cap growth universe — those of aggressive growth and steady growth companies. During the fiscal period, two stocks that we considered aggressive growth holdings were eBay and Google, which have emerged as leaders in fast-growing segments of the technology market. Holdings in the group of typically steady growers were office products retailer Staples and Walgreen's drug stores.

As long-term investors, we typically seek to avoid large-scale changes as long as we remain confident in the names we own. However, we do respond to new investment opportunities as they become available. For example, we believe that a number of our more aggressive holdings were unreasonably penalized during the fiscal year as investors became more risk averse, and we believe this presented us with attractive buying opportunities. We reduced our positions in Walgreen and Intuit, which have performed well, in order to add to existing positions in Qualcomm and Seagate Technology. The latter two stocks were weak performers on the year; we believed they had growth potential, and they were trading at attractive valuations.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP U.S. Growth Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	Lifetime
Standard Class Shares*	+2.31%	+1.19%	-2.86%
Service Class Shares**	+2.06%	+0.98%	-4.51%

  *  Commenced operations on Nov. 15, 1999

  **  Commenced operations on May 1, 2000

U.S. Growth Series- 1

Delaware VIP Trust — Delaware VIP U.S. Growth Series (continued)

The chart shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from the Series' inception Nov. 15, 1999 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell 1000 Growth Index for the period from Nov. 15, 1999 through Dec. 31, 2006.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly into an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP U.S. Growth Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

U.S. Growth Series- 2

Delaware VIP Trust — Delaware VIP U.S. Growth Series

Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,051.50	0.78%	$4.03
Service Class	1,000.00	1,049.00	1.03%	5.32
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.27	0.78%	$3.97
Service Class	1,000.00	1,020.01	1.03%	5.24

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

U.S. Growth Series- 3

Delaware VIP Trust — Delaware VIP U.S. Growth Series

Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	99.28%
Basic Industry/Capital Goods	3.52%
Business Services	17.05%
Consumer Non-Durables	15.38%
Consumer Services	17.01%
Financials	8.13%
Health Care	17.61%
Technology	20.58%
Repurchase Agreements	2.31%
Total Market Value of Securities	101.59%
Liabilities Net of Receivables and Other Assets	(1.59%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time.
They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
QUALCOMM	4.91%
UnitedHealth Group	4.85%
Genentech	4.81%
IntercontinentalExchange	4.39%
Seagate Technology	4.34%
United Parcel Service Class B	4.23%
Allergan	4.19%
Procter & Gamble	4.17%
Google Class A	4.16%
eBay	4.16%

U.S. Growth Series- 4

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–99.28%
Basic Industry/Capital Goods–3.52%
Praxair	105,000	$6,229,650
		6,229,650
Business Services–17.05%
Expeditors International Washington	150,000	6,075,000
Moody's	90,000	6,215,400
Paychex	160,000	6,326,400
† Research in Motion	32,000	4,088,960
United Parcel Service Class B	100,000	7,498,000
		30,203,760
Consumer Non-Durables–15.38%
Procter & Gamble	115,000	7,391,050
Staples	270,000	7,209,000
Walgreen	160,000	7,342,400
Wal-Mart Stores	115,000	5,310,700
		27,253,150
Consumer Services–17.01%
† eBay	245,000	7,367,150
International Game Technology	135,000	6,237,000
† MGM MIRAGE	115,000	6,595,250
Weight Watchers International	110,000	5,778,300
Western Union	185,000	4,147,700
		30,125,400
Financials–8.13%
Chicago Mercantile Exchange Class A	13,000	6,626,750
† IntercontinentalExchange	72,000	7,768,800
		14,395,550
Health Care–17.61%
Allergan	62,000	7,423,880
† Genentech	105,000	8,518,650
UnitedHealth Group	160,000	8,596,800
† Zimmer	85,000	6,662,300
		31,201,630
Technology–20.58%
† Google Class A	16,000	7,367,680
† Intuit	205,000	6,254,550
QUALCOMM	230,000	8,691,700
† SanDisk	150,000	6,454,500
Seagate Technology	290,000	7,685,000
		36,453,430
Total Common Stock (cost $153,810,381)		175,862,570

	Principal Amount	Market Value
REPURCHASE AGREEMENTS–2.31%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $1,556,830, collateralized by $1,628,000 U.S. Treasury Bills due 6/28/07, market value $1,588,601)	$1,556,000	$1,556,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $1,870,001, collateralized by $161,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $158,937, $1,001,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $1,031,386 and $668,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $718,170)	1,869,000	1,869,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $668,353, collateralized by $690,000 U.S. Treasury Bills due 3/29/07, market value $681,591)	668,000	668,000
Total Repurchase Agreements (cost $4,093,000)		4,093,000

U.S. Growth Series- 5

Delaware VIP U.S. Growth Series
Statement of Net Assets (continued)

TOTAL MARKET VALUE OF SECURITIES–101.59% (cost $157,903,381)	$179,955,570
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.59%)	(2,811,071)
NET ASSETS APPLICABLE TO 22,285,981 SHARES OUTSTANDING–100.00%	$177,144,499
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES STANDARD CLASS ($138,547,902 / 17,412,803 Shares)	$7.96
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES SERVICE CLASS ($38,596,597 / 4,873,178 Shares)	$7.92
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization-no par)	$171,173,502
Accumulated net realized loss on investments	(16,081,192)
Net unrealized appreciation of investments	22,052,189
Total net assets	$177,144,499

  †  Non-income producing security for the year ended December 31, 2006.

See accompanying notes

U.S. Growth Series-6

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statement of Operations

Year Ended December 31, 2006

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$825,069
Interest	101,628
926,697
EXPENSES:
Management fees	830,969
Distribution expenses – Service Class	116,949
Accounting and administration expenses	51,137
Trustees' fees and benefits	24,794
Audit and tax	12,877
Legal fees	12,852
Dividend disbursing and transfer agent fees and expenses	12,783
Reports and statements to shareholders	8,932
Insurance fees	6,823
Registration fees	6,561
Custodian fees	5,192
Consulting fees	2,838
Dues and services	1,443
Trustees' expenses	832
Taxes (other than taxes on income)	567
Pricing fees	222
1,095,771
Less waiver of distribution expenses – Service Class	(19,491)
Less expense paid indirectly	(373)
Total operating expenses	1,075,907
NET INVESTMENT LOSS	(149,210)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(5,942,640)
Net change in unrealized appreciation/depreciation of investments	11,250,393
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,307,753
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,158,543

See accompanying notes

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(149,210)	$(142,189)
Net realized gain (loss) on investments	(5,942,640)	1,289,624
Net change in unrealized appreciation/ depreciation of investments	11,250,393	7,020,019
Net increase in net assets resulting from operations	5,158,543	8,167,454
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	–	(58,346)
Service Class	–	(147,794)
	–	(206,140)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	102,645,141	36,446,938
Service Class	4,028,901	6,320,210
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	–	58,346
Service Class	–	147,794
	106,674,042	42,973,288
Cost of shares repurchased:
Standard Class	(14,132,286)	(3,859,090)
Service Class	(8,271,201)	(7,451,404)
	(22,403,487)	(11,310,494)
Increase in net assets derived from capital share transactions	84,270,555	31,662,794
NET INCREASE IN NET ASSETS	89,429,098	39,624,108
NET ASSETS:
Beginning of year	87,715,401	48,091,293
End of year (there was no undistributed net investment income at either year end)	$177,144,499	$87,715,401

See accompanying notes

U.S. Growth Series-7

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$7.780	$6.830	$6.620	$5.370	$7.600
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.003)	(0.005)	0.049	0.010	0.010
Net realized and unrealized gain (loss) on investments	0.183	0.997	0.169	1.251	(2.215)
Total from investment operations	0.180	0.992	0.218	1.261	(2.205)
Less dividends and distributions from:
Net investment income	–	(0.042)	(0.008)	(0.011)	(0.025)
Total dividends and distributions	–	(0.042)	(0.008)	(0.011)	(0.025)
Net asset value, end of period	$7.960	$7.780	$6.830	$6.620	$5.370
Total return[2]	2.31%	14.65%	3.30%	23.75%	(29.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,548	$45,653	$10,438	$11,862	$9,595
Ratio of expenses to average net assets	0.77%	0.81%	0.76%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	(0.04%)	(0.07%)	0.77%	0.17%	0.15%
Portfolio turnover	21%	91%	167%	102%	101%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

U.S. Growth Series- 8

Delaware VIP U.S. Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$7.760	$6.810	$6.610	$5.360	$7.590
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.022)	(0.023)	0.033	(0.005)	0.001
Net realized and unrealized gain (loss) on investments	0.182	0.999	0.167	1.257	(2.218)
Total from investment operations	0.160	0.976	0.200	1.252	(2.217)
Less dividends and distributions from:
Net investment income	–	(0.026)	–	(0.002)	(0.013)
Total dividends and distributions	–	(0.026)	–	(0.002)	(0.013)
Net asset value, end of period	$7.920	$7.760	$6.810	$6.610	$5.360
Total return[2]	2.06%	14.41%	3.03%	23.37%	(29.26%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,596	$42,062	$37,653	$9,718	$666
Ratio of expenses to average net assets	1.02%	1.06%	1.01%	0.97%	0.90%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.07%	1.11%	1.06%	1.00%	0.90%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.32%)	0.52%	(0.05%)	0.00%
Ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly	(0.34%)	(0.37%)	0.47%	(0.08%)	0.00%
Portfolio turnover	21%	91%	167%	102%	101%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

See accompanying notes

U.S. Growth Series- 9

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series' financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

U.S. Growth Series- 10

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $17,921 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.87% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006, the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$95,884	$8,152	$8,197	$6,705

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $6,332 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $17,853. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

U.S. Growth Series- 11

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$110,715,987
Sales	26,426,857

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$157,903,763	$22,948,145	$(896,338)	$22,051,807

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the year ended December 31, 2006. The tax character of dividends and distributions paid during the year ended December 31, 2005 was as follows:

Year Ended 12/31/05
Ordinary income	$206,140

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$171,173,502
Capital loss carryforwards	(14,949,348)
Post-October losses	(1,131,462)
Unrealized appreciation of investments	22,051,807
Net assets	$177,144,499

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2006, the Series recorded the following reclassificiations:

Accumulated Net Investment Loss	Paid-in Capital
$149,210	$(149,210)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $75,384 expires in 2008, $4,507,939 expires in 2009, $3,675,553 expires in 2010, $1,428,622 expires in 2011, $450,672 expires in 2012 and $4,811,178 expires in 2014.

U.S. Growth Series- 12

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	13,447,718	4,883,834
Service Class	525,533	922,111
Shares issued upon reinvestment of dividends and distributions:
Standard Class	–	9,018
Service Class	–	22,878
	13,973,251	5,837,841
Shares repurchased:
Standard Class	(1,906,393)	(550,181)
Service Class	(1,073,004)	(1,050,132)
	(2,979,397)	(1,600,313)
Net increase	10,993,854	4,237,528

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

9. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

U.S. Growth Series- 13

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust — Delaware VIP U.S. Growth Series

We have audited the accompanying statement of net assets of the Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP U.S. Growth Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

U.S. Growth Series- 14

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

U.S. Growth Series- 15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series- 16

Delaware VIP Trust — Delaware VIP Value Series

For the 12-month period ended Dec. 31, 2006, the Delaware VIP Value Series Standard Class shares showed a positive return of 24.10% with distributions reinvested, as Service Class shares returned +23.79% with distributions reinvested. The Series benchmark, the Russell 1000 Value Index, gained 22.25% (source: Lipper).

We regularly look to invest in undervalued companies with good business models that we believe are priced well below their intrinsic value. During the most recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy.

This approach led us to hold small positions in the energy and industrial sectors relative to the benchmark index. As the fiscal year progressed, we found an increasing number of opportunities among technology stocks and added a position in Intel. We continued to hold a relatively large position in the traditionally defensive healthcare sector compared to the benchmark. Several consumer discretionary stocks generated strong gains during the fiscal period, and in healthcare the Series gained from its holding in Merck.

Our holdings in the financial sector were often among our weakest performers. For example, Huntington Bancshares encountered difficulty as the company's earnings suffered from the less profitable lending activities, caused by a challenging interest rate environment. Insurance company Hartford Financial Services also underperformed relative to the overall stock market, hindered by increased competition and a slowdown in the growth of auto insurance premiums, among other factors. Because we still like the outlook for these two companies, we retained these holdings in the portfolio.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below and on the next page represent past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling the number noted on the page related to this Series in the introductory section of this report.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware VIP Value Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP Value Series Average Annual Total Returns For the periods ending Dec. 31, 2006	1 Year	5 Years	10 Years	Lifetime
Standard Class Shares*	+24.10%	+9.55%	+9.10%	+10.21%
Service Class Shares**	+23.79%	+9.31%	NA	+8.82%

  *  Commenced operations on July 28, 1988

  **  Commenced operations on May 1, 2000

Value Series- 1

Delaware VIP Trust — Delaware VIP Value Series (continued)

The chart shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 1996 through Dec. 31, 2006. All distributions were reinvested. The chart also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 1996 through Dec. 31, 2006.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Earnings from a variable annuity or variable life investment compound tax free until withdrawal, so no adjustments were made for income taxes.

An expense limitation was in effect for the Delaware VIP Value Series during the periods shown.

Performance of Service Class shares will vary due to different charges and expenses.

Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product's risk profile.

Value Series- 2

Delaware VIP Trust — Delaware VIP Value Series
Disclosure of Series Expenses

For the Period July 1, 2006 to December 31, 2006

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Series Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Annualized Expense Ratios	Expenses Paid During Period 7/1/06 to 12/31/06*
Actual Series Return
Standard Class	$1,000.00	$1,164.70	0.73%	$3.98
Service Class	1,000.00	1,163.30	0.98%	5.34
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72
Service Class	1,000.00	1,020.27	0.98%	4.99

*"Expenses Paid During Period" are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Value Series- 3

Delaware VIP Trust — Delaware VIP Value Series
Sector Allocation and Top 10 Holdings

As of December 31, 2006

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	98.00%
Consumer Discretionary	8.56%
Consumer Staples	12.21%
Energy	6.31%
Financials	23.50%
Health Care	17.74%
Industrials	5.82%
Information Technology	11.88%
Materials	2.94%
Telecommunications	6.10%
Utilities	2.94%
Repurchase Agreements	1.74%
Securities Lending Collateral	9.20%
Fixed Rate Note	1.74%
Variable Rate Notes	7.46%
Total Market Value of Securities	108.94%
Obligation to Return Securities Lending Collateral	(9.20%)
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings

Percentage of Net Assets
ConocoPhillips	3.30%
Safeway	3.25%
Morgan Stanley	3.07%
Hewlett-Packard	3.06%
AT&T	3.05%
Bristol-Myers Squibb	3.05%
Verizon Communications	3.05%
International Business Machines	3.03%
Kimberly-Clark	3.02%
Wyeth	3.01%

Value Series- 4

Delaware VIP Trust — Delaware VIP Value Series
Statement of Net Assets

December 31, 2006

	Number of Shares	Market Value
COMMON STOCK–98.00%
Consumer Discretionary–8.56%
* Gap	948,800	$18,501,600
*† Idearc	24,305	696,338
Limited Brands	629,600	18,220,624
* Mattel	769,900	17,445,934
		54,864,496
Consumer Staples–12.21%
ConAgra Foods	706,500	19,075,500
* Heinz (H.J.)	422,400	19,012,224
Kimberly-Clark	285,300	19,386,135
* Safeway	602,200	20,812,032
		78,285,891
Energy–6.31%
Chevron	262,500	19,301,625
* ConocoPhillips	294,100	21,160,495
		40,462,120
Financials–23.50%
Allstate	288,700	18,797,257
* Aon	520,700	18,401,538
Chubb	363,400	19,227,494
Hartford Financial Services	192,500	17,962,175
* Huntington Bancshares	768,300	18,247,125
Morgan Stanley	241,900	19,697,917
Wachovia	338,100	19,254,795
* Washington Mutual	418,700	19,046,663
		150,634,964
Health Care–17.74%
Abbott Laboratories	389,500	18,972,545
Baxter International	407,700	18,913,203
* Bristol-Myers Squibb	742,200	19,534,704
Merck	405,800	17,692,880
Pfizer	743,100	19,246,290
Wyeth	379,200	19,308,864
		113,668,486
Industrials–5.82%
Donnelley (R.R.) & Sons	523,100	18,590,974
Waste Management	509,200	18,723,284
		37,314,258
Information Technology–11.88%
Hewlett-Packard	475,500	19,585,845
Intel	914,500	18,518,625
International Business Machines	200,200	19,449,430
† Xerox	1,097,000	18,594,150
		76,148,050
Materials–2.94%
* duPont (E.I.) deNemours	386,300	18,816,673
		18,816,673
Telecommunications–6.10%
* AT&T	547,424	19,570,408
Verizon Communications	524,400	19,528,656
		39,099,064

	Number of Shares	Market Value
COMMON STOCK (continued)
Utilities–2.94%
* Progress Energy	383,400	$18,817,272
		18,817,272
Total Common Stock (cost $507,265,134)		628,111,274
	Principal Amount
REPURCHASE AGREEMENTS–1.74%
With BNP Paribas 4.80% 1/2/07 (dated 12/29/06, to be repurchased at $4,247,264, collateralized by $4,441,000 U.S. Treasury Bills due 6/28/07, market value $4,334,593)	$4,245,000	4,245,000
With Cantor Fitzgerald 4.82% 1/2/07 (dated 12/29/06, to be repurchased at $5,103,732, collateralized by $440,000 U.S. Treasury Notes 4.00% due 6/15/09, market value $433,669, $2,733,000 U.S. Treasury Notes 6.125% due 8/15/07, market value $2,814,200 and $1,822,000 U.S. Treasury Notes 6.50% due 2/15/10, market value $1,959,571)	5,101,000	5,101,000
With UBS Warburg 4.75% 1/2/07 (dated 12/29/06, to be repurchased at $1,822,962, collateralized by $1,882,000 U.S. Treasury Bills due 3/29/07, market value $1,859,764)	1,822,000	1,822,000
Total Repurchase Agreements (cost $11,168,000)		11,168,000
Total Market Value of Securities Before Securities Lending Collateral–99.74% (cost $518,433,134)		639,279,274
SECURITIES LENDING COLLATERAL**–9.20%
Short-Term Investments–9.20%
Fixed Rate Note–1.74%
Citigroup Global Markets 5.32% 1/2/07	11,153,622	11,153,622
		11,153,622
• Variable Rate Notes–7.46%
American Honda Finance 5.32% 2/21/07	1,442,355	1,442,355
ANZ National 5.35% 1/29/08	320,523	320,523
Australia New Zealand 5.35% 1/29/08	1,602,616	1,602,616
Bank of America 5.32% 2/23/07	2,083,401	2,083,401
Bank of New York 5.34% 1/29/08	1,282,093	1,282,093
Barclays New York 5.31% 5/18/07	2,083,401	2,083,401
Bayerische Landesbank 5.40% 1/29/08	1,602,616	1,602,616
Bear Stearns 5.41% 6/29/07	1,923,140	1,923,140

Value Series-5

Delaware VIP Value Series
Statement of Net Assets (continued)

	Principal Amount	Market Value
SECURITY LENDING COLLATERAL (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
BNP Paribas 5.35% 1/29/08	$1,602,617	$1,602,617
Canadian Imperial Bank 5.33% 1/29/09	1,121,832	1,121,832
CDC Financial 5.36% 1/29/07	2,083,402	2,083,402
Citigroup Global Markets 5.38% 1/5/07	2,083,402	2,083,402
Commonwealth Bank 5.35% 1/29/08	1,602,617	1,602,617
Deutsche Bank 5.34% 2/23/07	1,923,140	1,923,140
Dexia Bank 5.33% 9/28/07	2,243,657	2,243,333
Goldman Sachs 5.45% 12/28/07	2,083,402	2,083,402
Marshall & Ilsley Bank 5.33% 1/29/08	1,762,878	1,762,878
Merrill Lynch Mortgage Capital 5.41% 1/8/07	2,083,402	2,083,402

	Principal Amount	Market Value
SECURITY LENDING COLLATERAL** (continued)
Short-Term Investments (continued)
• Variable Rate Notes (continued)
Morgan Stanley 5.49% 1/29/08	$2,083,402	$2,083,402
National Australia Bank 5.32% 3/7/07	1,987,245	1,987,245
National City Bank 5.32% 3/2/07	1,923,197	1,923,313
National Rural Utilities 5.34% 1/29/08	2,532,134	2,532,134
Nordea Bank New York 5.31% 5/16/07	801,303	801,288
Nordea Bank Norge 5.36% 1/29/08	1,602,617	1,602,617
Royal Bank of Scotland 5.34% 1/29/08	1,602,617	1,602,617
Societe Generale 5.32% 1/29/08	801,308	801,308
Toronto Dominion 5.32% 5/29/07	1,923,140	1,923,140
Wells Fargo 5.36% 1/29/08	1,602,617	1,602,617
		47,789,851
Total Securities Lending Collateral (cost $58,943,473)		58,943,473

TOTAL MARKET VALUE OF SECURITIES–108.94% (cost $577,376,607)	698,222,747	❖
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(9.20%)	(58,943,473)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	1,651,193
NET ASSETS APPLICABLE TO 27,897,521 SHARES OUTSTANDING–100.00%	$640,930,467
NET ASSET VALUE–DELAWARE VIP VALUE SERIES STANDARD CLASS ($497,525,355 / 21,646,474 Shares)	$22.98
NET ASSET VALUE–DELAWARE VIP VALUE SERIES SERVICE CLASS ($143,405,112 / 6,251,047 Shares)	$22.94
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2006:
Shares of beneficial interest (unlimited authorization–no par)	$497,125,261
Undistributed net investment income	10,435,756
Accumulated net realized gain on investments	12,523,310
Net unrealized appreciation of investments	120,846,140
Total net assets	$640,930,467

  *  Fully or partially on loan.

  **  See Note 8 in "Notes to Financial Statements."

  ❖  Includes $57,324,118 of securities loaned.

  †  Non-income producing security for the year ended December 31, 2006.

  •  Variable rate security. The interest rate shown is the rate as of December 31, 2006.

See accompanying notes

Value Series- 6

Delaware VIP Trust — Delaware VIP Value Series
Statement of Operations

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$13,761,147
Interest	531,568
Securities lending income	30,297
14,323,012
EXPENSES:
Management fees	3,267,224
Distribution expenses – Service Class	305,610
Accounting and administration expenses	201,912
Reports and statements to shareholders	113,682
Trustees' fees and benefits	95,455
Dividend disbursing and transfer agent fees and expenses	50,478
Legal fees	48,024
Audit and tax	30,684
Insurance fees	24,115
Custodian fees	13,180
Consulting fees	11,868
Registration fees	8,691
Dues and services	3,235
Trustees' expenses	3,075
Pricing fees	313
4,177,546
Less management fees absorbed or waived	(238,227)
Less waiver of distribution expenses – Service Class	(50,935)
Less expense paid indirectly	(2,839)
Total operating expenses	3,885,545
NET INVESTMENT INCOME	10,437,467
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	18,468,335
Net change in unrealized appreciation/depreciation of investments	83,021,350
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	101,489,685
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,927,152

See accompanying notes

Delaware VIP Trust — Delaware VIP Value Series
Statements of Changes in Net Assets

	Year Ended
	12/31/06	12/31/05
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,437,467	$7,271,468
Net realized gain on investments	18,468,335	15,751,969
Net change in unrealized appreciation/ depreciation of investments	83,021,350	(751,957)
Net increase in net assets resulting from operations	111,927,152	22,271,480
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,076,791)	(5,331,963)
Service Class	(1,195,237)	(567,103)
Net realized gain on investments:
Standard Class	(8,040,632)	—
Service Class	(1,846,025)	—
	(17,158,685)	(5,899,066)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	228,533,309	67,835,208
Service Class	65,252,069	46,375,696
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,117,423	5,331,963
Service Class	3,041,262	567,103
	310,944,063	120,109,970
Cost of shares repurchased:
Standard Class	(169,612,666)	(48,165,366)
Service Class	(20,390,780)	(7,441,636)
	(190,003,446)	(55,607,002)
Increase in net assets derived from capital share transactions	120,940,617	64,502,968
NET INCREASE IN NET ASSETS	215,709,084	80,875,382
NET ASSETS:
Beginning of year	425,221,383	344,346,001
End of year (including undistributed net investment income of $10,435,756, and $7,270,317, respectively)	$640,930,467	$425,221,383

See accompanying notes

Value Series- 7

Delaware VIP Trust — Delaware VIP Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$19.230	$18.460	$16.330	$13.000	$16.210
Income (loss) from investment operations:
Net investment income[1]	0.437	0.369	0.313	0.265	0.235
Net realized and unrealized gain (loss) on investments and foreign currencies	4.075	0.722	2.082	3.337	(3.215)
Total from investment operations	4.512	1.091	2.395	3.602	(2.980)
Less dividends and distributions from:
Net investment income	(0.328)	(0.321)	(0.265)	(0.272)	(0.230)
Net realized gain on investments	(0.434)	–	–	–	–
Total dividends and distributions	(0.762)	(0.321)	(0.265)	(0.272)	(0.230)
Net asset value, end of period	$22.980	$19.230	$18.460	$16.330	$13.000
Total return[2]	24.10%	6.03%	14.93%	28.29%	(18.68%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$497,525	$349,443	$310,704	$302,266	$240,752
Ratio of expenses to average net assets	0.72%	0.73%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.77%	0.78%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.12%	1.98%	1.87%	1.88%	1.61%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.07%	1.93%	1.82%	1.83%	1.56%
Portfolio turnover	14%	23%	124%	79%	100%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Value Series- 8

Delaware VIP Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$19.200	$18.430	$16.320	$12.990	$16.200
Income (loss) from investment operations:
Net investment income[1]	0.385	0.323	0.271	0.233	0.214
Net realized and unrealized gain (loss) on investments and foreign currencies	4.070	0.726	2.072	3.348	(3.218)
Total from investment operations	4.455	1.049	2.343	3.581	(3.004)
Less dividends and distributions from:
Net investment income	(0.281)	(0.279)	(0.233)	(0.251)	(0.206)
Net realized gain on investments	(0.434)	–	–	–	–
Total dividends and distributions	(0.715)	(0.279)	(0.233)	(0.251)	(0.206)
Net asset value, end of period	$22.940	$19.200	$18.430	$16.320	$12.990
Total return[2]	23.79%	5.79%	14.59%	28.10%	(18.81%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,405	$75,778	$33,642	$14,737	$5,463
Ratio of expenses to average net assets	0.97%	0.98%	0.95%	0.92%	0.85%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.07%	1.08%	1.05%	1.00%	0.90%
Ratio of net investment income to average net assets	1.87%	1.73%	1.62%	1.66%	1.46%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.77%	1.63%	1.52%	1.58%	1.41%
Portfolio turnover	14%	23%	124%	79%	100%

1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Value Series- 9

Delaware VIP Trust — Delaware VIP Value Series
Notes to Financial Statements

December 31, 2006

Delaware VIP Trust (the "Trust") is organized as a Delaware statutory trust and offers 15 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Series net asset value calculations as late as the Series' last net asset value calculation in the first required financial statement reporting period. As a result, the Series will incorporate FIN 48 in its semiannual report on June 30, 2007. Although the Series tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Series financial statements.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Value Series- 10

Delaware VIP Value Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,233 for the year ended December 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. DMC has voluntarily agreed to waive management fees in the amount of 0.05% on the first $500 million of average daily net assets until such time as the waiver is discontinued.

DMC has also contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.86% of average daily net assets of the Series through April 30, 2007. Prior to May 1, 2006 the expense limitation was 0.80% of average daily net assets. No reimbursement was due for the year ended December 31, 2006 under either limitation agreement.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Series pays DSC a monthly fee computed at the annual rate of 0.04% of the Series' average daily net assets for accounting and administrative services. The Series pays DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2007 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2006, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Accounting and Administration Fees and Other Expenses Payable to DSC	Distribution Fee Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$320,513	$29,569	$29,641	$40,177

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates' employees. For the year ended December 31, 2006, the Series was charged $24,585 for internal legal and tax services provided by DMC and/or its affiliates' employees.

Trustees' fees and benefits include expenses accrued by the Series for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Series is $67,805. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2006, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$177,443,745
Sales	70,896,543

Value Series- 11

Delaware VIP Value Series
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2006, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$578,494,038	$119,728,709	$–	$119,728,709

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Ordinary income	$7,279,764	$5,899,066
Long-term capital gain	9,878,921	–
	$17,158,685	$5,899,066

5. Components of Net Assets on a Tax Basis

As of December 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$497,125,261
Undistributed ordinary income	12,055,699
Undistributed long-term capital gain	15,457,654
*Capital loss carryforwards	(3,436,856)
Unrealized appreciation of investments	119,728,709
Net assets	$640,930,467

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $859,214 was utilized in 2006. Capital loss carryforwards remaining at December 31, 2006 will expire as follows: $1,956,870 expires in 2009 and $1,479,986 expires in 2010.

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the fund merger with Delaware VIP Devon Series in 2003.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold:
Standard Class	11,365,108	3,617,312
Service Class	3,147,358	2,487,125
Shares issued upon reinvestment of dividends and distributions:
Standard Class	713,001	296,056
Service Class	153,599	31,488
	15,379,066	6,431,981
Shares repurchased:
Standard Class	(8,598,802)	(2,581,332)
Service Class	(996,179)	(397,840)
	(9,594,981)	(2,979,172)
Net increase	5,784,085	3,452,809

Value Series- 12

Delaware VIP Value Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2006, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments Family® of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Series records security lending income net of such allocation.

At December 31, 2006, the market value of securities on loan was $57,324,118, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risk

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series' limitation on investments in illiquid assets. At December 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series' Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2006, the Series designates distributions paid during the year as follow:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distribution (Tax Basis)	(C) Qualifying Dividends[1]
58%	42%	100%	100%

(A) and (B) are based on a percentage of the Series' total distributions.

(C) is based on a percentage of the Series' ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series- 13

Delaware VIP Trust — Delaware VIP Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Value Series (one of the series constituting Delaware VIP Trust) (the "Series") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Value Series of Delaware VIP Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period the ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2007

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Series' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. The Series' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended December 31 is available without charge (i) through the Series' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

Value Series- 14

Delaware Investments® Family of Funds

board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
interested trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	84	None

independent trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since September 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Chairperson – Andy Warhol Foundation Director and Audit Committee Member – Systemax, Inc.

Value Series- 15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
independent trustees (continued)

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84	Director – Banner Health Director – CenterPoint Energy Director and Audit Committee Member – Digital River, Inc. Director and Audit Committee Member – Rimage Corporation Director – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since April 1999	Vice President (January 2003 – Present) and Treasurer (January 2006 – Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 2005	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None[3]

David P. O'Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O'Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None[3]

John J. O'Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 2005	John J. O'Connor has served in various executive capacities at different times at Delaware Investments.	84	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None[3]

1 Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series- 16

Item 2.  Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com.   Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below.  For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.             An understanding of generally accepted accounting principles and financial statements;

b.             The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.             Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.             An understanding of internal controls and procedures for financial reporting; and

e.             An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.             Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.             Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.             Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.             Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent.  In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Thomas L. Bennett (1)

Thomas F. Madison

Janet L. Yeomans (1)

J. Richard Zecher

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $272,100 for the fiscal year ended December 31, 2006.

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.”  The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.  The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $252,200 for the fiscal year ended December 31, 2005.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2006.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,700 for the registrant’s fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant’s Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2005.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant’s fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant’s Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,800 for the fiscal year ended December 31, 2006.  The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2006.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $47,900 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2005.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2006.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2006.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2005.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2005.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors.  Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.  Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit.  This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $306,508 and $243,135 for the registrant’s fiscal years ended December 31, 2006 and December 31, 2005, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)   The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)   Management has made changes that have materially affected, or are reasonably likely to materially affect, registrant’s internal controls over financial reporting.  To seek to increase the controls’ effectiveness, these changes provide for enhanced review of contracts relating to complex transactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant’s independent public accountants in connection with such reviews.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 12. Exhibits

(a)          (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 9, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 9, 2007